As filed with the Securities and Exchange Commission on September 30, 2016
1933 Act Registration No. 2-75677
1940 Act File No. 811-03373

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[x]
Pre-Effective Amendment No. __	[_]
Post-Effective Amendment No. 91	[x]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[x]
Amendment No. 92	[x]

(Check appropriate box or boxes.)

WESTCORE TRUST
(Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100
Denver, CO 80203
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Richard C. Noyes, Secretary
Westcore Trust
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and Address of Agent of Service)

Copy to:

Peter H. Schwartz, Esq.
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202

It is proposed that this filing will become effective (check appropriate box):

[_]	immediately upon filing pursuant to paragraph (b)
[ ]	on pursuant to paragraph (b)
[_]	60 days after filing pursuant to paragraph (a)(1)
[_]	on (date) pursuant to paragraph (a)(1)
[X]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[_]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

Westcore Municipal Opportunities Fund

Retail Class
Institutional Class
Ticker: XXXXX

[               ], 2016

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Westcore Funds are managed by Denver Investments.

The mountain logo together with “Westcore Funds Denver Investments” is a registered service mark of Denver Investments

1

SUMMARY SECTION

Westcore Municipal Opportunities Fund

Investment Objective

The Westcore Municipal Opportunities Fund (the “Fund”) seeks income exempt from Federal income taxes by investing primarily in municipal bonds.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[ ]%	[ ]%
Distribution (12b-1) Fees	None	[ ]
Other Expenses(1)	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%
Fee Waiver and Expense Reimbursement(1)	([ ])%	[ ]%
Total Annual Fund Operating Expense After Fee Waiver and Expenses Reimbursement(1)	[ ]%	[ ]%

(1)	Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than [ ]% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to April 30, 2018 without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 either in the Retail Class shares or Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the contractual period ending April 30, 2018 and the total operating expenses without expense waivers for subsequent years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Although your costs may be higher or lower, based on these assumptions your actual costs would be:	One Year	Three Years
Retail Class	$	$
Institutional Class

2

WESTCORE MUNICIPAL OPPORTUNITIES FUND (CONTINUED)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies of the Fund

•	Under normal circumstances, the Fund will invest at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in municipal bonds. The portfolio management team understands municipal bonds to include debt obligations issued by or on behalf of a governmental entity or other qualifying issuer. Issuers may be states, territories, and possessions of the United States, including the District of Columbia, and their political subdivisions, agencies and instrumentalities. The Fund expects to maintain a dollar-weighted average duration of four to seven years under normal circumstances.
•	The Fund focuses primarily on investment-grade quality municipal bonds that are rated in one of the four highest investment-grade categories at the time of purchase by one or more nationally recognized rating agency such as Moody’s or Standard & Poor’s (“Rating Agencies”).
•	The Fund may invest up to thirty percent (30%) of its total assets at the time of purchase in municipal bonds rated below investment grade (commonly referred to as “junk” bonds).
•	The Fund may invest in unrated bonds if the portfolio management team determines they are comparable in quality to instruments that meet the Fund’s rating requirements.
•	The team researches the financial condition of various counties, public projects, school districts and taxing authorities to seek to fully understand the issuer’s ability to generate revenues or levy taxes in order to meet its obligations.
•	Given the Fund’s tax-exempt focus, the portfolio management team also strives to maintain a low portfolio turnover through a buy and hold strategy in an effort to minimize the Fund’s capital gain distributions. In addition, the team avoids investing in municipal bonds that are subject to the Federal Alternative Minimum Tax.
•	The Fund may utilize the following derivatives: interest-rate futures contracts; options on futures contracts; swap agreements, including interest rate swaps, and options on swap agreements. The Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.
•	Securities may be sold when conditions have changed and the security’s prospects are no longer attractive, the security has achieved the team’s valuation target or better relative investment opportunities have been identified.
•	If the team identifies what it believes are relative valuation opportunities, the Fund may invest up to twenty percent (20%) of its total net assets at time of purchase in taxable bonds including, but not limited to, corporate bonds, taxable municipal bonds, convertible bonds, government and agency securities, mortgage-backed securities, asset-backed securities, and zero coupon bonds. The Fund may invest up to ten percent (10%) of this allocation in corporate “junk” bonds.
•	The Fund may, from time to time, invest up to ten percent (10%) of its total net assets at time of purchase in other investment companies and vehicles, including but not limited to, exchange-traded funds (ETFs) and closed-end funds.

Principal Risks of Investment in the Fund

•	Risk of Loss: You could lose money by investing in the Fund.
•	Interest Rate Risk: A principal risk of investing in the Fund is that the value of a fixed-income portfolio will generally decrease when interest rates rise, which means the Fund’s net asset value (“NAV”) will likewise decrease.
•	Credit Risk: The Fund is subject to the risk that an issuer may be unable to make principal and interest payments when due or that the price of the security changes due to a downgrade in the credit quality of the issuer. Corporate bonds are generally subject to higher levels of credit risk than government bonds. High-yield bonds are generally subject to higher levels of credit risk than investment grade bonds.
•	Extension Risk: The Fund is also subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.
•	Prepayment Risk: A general decline in interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. They may also reduce the Fund’s share price, because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid.
•	Portfolio Management Risk: The Fund is also subject to the risk that particular types of securities held will underperform other securities and/or may decline in value.
•	New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.
•	Municipal Securities Risk: The Fund will be highly impacted by events tied to the overall municipal securities markets, which can be very volatile and significantly affected by unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers and the economy. Income from municipal securities held by the Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipality. In addition, a portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. Certain sectors of the municipal bond market have special risks that can impact such sectors more significantly than the market as a whole. The securities in which the Fund invests may not be guaranteed by the United States government or supported by the full faith and credit of the United States.
•	Municipal Securities Insurance Risk: Municipal securities insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue.

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•	Liquidity Risk: The Fund is subject to additional risks in that it may invest in high yield/high-risk bonds (commonly referred to as “junk” bonds). These are bonds rated below investment grade by a Rating Agency or are unrated and determined to be of comparable quality by the Adviser and may include bonds that are already in default. Lower quality bonds may be more difficult or impossible to sell at the time and price that the Fund would like, making the Fund subject to greater levels of liquidity risk than other bond funds that do not invest in such securities.
•	Derivatives Risk: The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index or security on which the derivative is based. In addition to the risks associated with specific types of derivatives, derivatives may be subject to the following risks: (i) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms; (ii) Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller; (iii) Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate; (iv) Correlation Risk: the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying asset, index or rate; and (v) gains and losses on investments in options and futures depend on the ability of the Adviser to correctly predict the direction of securities prices, interest rates and other economic factors.
•	Below-Investment Grade Securities Risk: High-yield fixed income securities, sometimes referred to as "junk" bonds, are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower-quality securities involve greater risk to principal and income than higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates change.
•	Market Risk: The Fund’s exposure to securities can regularly affect the Fund’s NAV and total return due to fluctuations in the overall movements in the markets. The financial crisis in the United States and many foreign economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These high degrees of volatility are most acute in circumstances where the issuer has financial difficulties, such as operational budgets that are structurally imbalanced, or has defaulted on or failed to make regularly scheduled payments. Certain Puerto Rican issuers in which the Fund invests, or may invest, may have these difficulties.
•	Tax Risks: The Fund may be adversely impacted by changes in tax rates, tax laws and tax policies. Distributions from the Fund may be taxable. The qualification of bonds owned by the fund as tax-exempt may be challenged by the IRS or by state taxing authority, and/or may be adversely affected by future legislative, administrative or judicial activity.
•	States and U.S. Territories: The Fund’s portfolio is expected to be diversified among issuers of municipal securities. From time to time, however, the Fund may have a significant position in the municipal securities of a particular state or territory, such as Puerto Rico. Under these circumstances, events in that state or territory may affect the Fund’s investments and performance. These events may include economic or political policy changes, tax base erosion, constitutional limits or tax increases, budget deficits or other financial difficulties, and changes in the credit ratings assigned to municipal issuers of the state or territory.
•	Interest Rate Futures Risk: Interest rate futures are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk and portfolio management risk. Interest rate futures also involve the risk that changes in the value of the instrument may not correlate exactly with the underlying assets.

4

WESTCORE MUNICIPAL OPPORTUNITIES FUND (CONTINUED)

Bar Charts and Performance Tables

Performance history will be available for the Fund once it has been in operation for one calendar year.

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Kenneth A. Harris, CFA Partner, Director of Fixed Income Portfolio Management – Denver Investments Portfolio Manager of the Fund	[ ], 2016
Nicholas J. Foley Vice President, Municipal Credit Analyst/Trader – Denver Investments Portfolio Manager of the Fund	[ ], 2016

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $500,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.westcore.com, by telephone at 800.392.CORE (2673), by regular mail at Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly or annually).

Tax Information

The Fund intends to make distributions that will not be taxed as ordinary income or capital gains. Some distributions made by the Fund may be taxable as ordinary income or capital gains. Distributions that are derived from certain interest paid on certain bonds may be an item of tax preference if you are subject to the federal alternative minimum tax unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments held through tax-deferred arrangements may be taxed in the future upon withdrawal. However, the Fund is not recommended for tax-deferred arrangements, such as a 401(k) account.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
5

ADDITIONAL INFORMATION ABOUT THE FUND

Additional Investment Strategies and General Portfolio Policies

Westcore Municipal Opportunities Fund

What is the investment objective of the Westcore Municipal Opportunities Fund?

•	Westcore Municipal Opportunities Fund: income exempt from Federal income taxes by investing primarily in municipal bonds.

Upon written notice to shareholders, the Fund’s investment objective may be changed by the Trust’s Board without the approval of shareholders.

Also, pursuant to Rule 35d-1 of the Investment Company Act of 1940, the Fund must notify shareholders with written notice sixty (60) days prior to any change in the following investment policy

•	Under normal circumstances the Fund will invest at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in municipal bonds.

6

GENERAL PORTFOLIO POLICIES

Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

The Fund intends to achieve its investment objective by following the principal investment strategies described in detail within the Summary Section earlier in this Prospectus.

In addition, the Fund will follow the general policies listed below.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments may include various short-term instruments, cash and cash equivalents. If the Fund takes a temporary position at the wrong time, the position could have an adverse impact on the Fund’s performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest all of its assets in temporary defensive positions.

Illiquid Investments

The Fund may invest up to fifteen percent (15%) of its net assets in securities that are illiquid. The Fund considers illiquid securities to be those securities that the Adviser does not believe could be sold in an orderly transaction within seven business days. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Trust’s Trustees, certain restricted securities, such as Rule 144A securities, may be deemed to be liquid and will not be counted toward this 15% limit. From time to time and under certain market conditions, these restricted securities deemed liquid may be subsequently reviewed and deemed illiquid based on such market conditions.

Other Investment Companies

The Fund may invest its cash balances, within the limits permitted by the Investment Company Act of 1940, as amended (“1940 Act”), in other investment companies that invest in high-quality, short-term debt securities that determine their net asset value per share on the amortized cost or penny-rounding method (i.e., money market funds). The Fund may invest cash holdings in money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, the Fund may, consistent with the 1940 Act, invest in other investment companies that invest in a manner consistent with the Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”). Some ETFs also have obtained exemptive orders permitting other investment companies, such as the Fund, to acquire their securities in excess of the limits otherwise imposed by the 1940 Act.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, achieve similar exposure for the Fund when proceeds are available from sales made to recognize losses on other investments in the Fund, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in ETFs if the prices of the securities owned by ETFs go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large increases or decreases in stock prices) halts stock trading generally.

A pro rata portion of ETFs or other investment companies’ fees and expenses will be borne by the Fund’s shareholders. These fees and expenses are in addition to fees charged directly by the Fund in connection with its operations. ETFs do not charge initial sales charges or redemption fees; however, investors do pay customary brokerage fees to buy and sell shares.

Portfolio Turnover

In general, the Fund intends to purchase securities for long-term investment, and the Adviser will not consider the portfolio turnover rate when making investment decisions for the Fund. Short-term transactions may result from liquidity needs, securities having reached a price objective or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund’s portfolio turnover rates will vary over time, and could exceed 100%, based on certain market conditions.
7

Principal Risks of Westcore Municipal Opportunities Fund

Risk of Loss

You could lose money by investing in the Fund.

Market Risk

The value of the Fund’s investments may fluctuate over time in response to overall movements in the fixed income market.

Portfolio Management Risk

Securities held by the Fund may underperform other securities within the same asset class.

Interest Rate Risk

The value of the Fund’s fixed-income securities will generally decrease when interest rates rise which means the Fund’s value will likewise decrease.

Credit Risk

An issuer may be unable to make principal and interest payments when due or that the price of the security changes due to a downgrade in the credit quality of the issuer.

Extension Risk

An issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

Prepayment Risk

A general decline in interest rates may result in prepayments of certain obligations within the Fund’s portfolio. These prepayments may require reinvestments at a lower rate of return. This may reduce the value of the security or the security may not appreciate in value as rapidly as securities that cannot be prepaid.

Liquidity Risk

Fixed income securities can have less liquidity than securities traded on an exchange, especially lower-quality securities or those securities that have certain restrictions on resale. In addition, the Fund is subject to additional risks in that it may invest in high-yield/high-risk bonds (commonly referred to as “junk” bonds). These are bonds rated below investment grade by a Rating Agency or are unrated and determined to be of comparable quality by the Adviser and may include bonds that are already in default. Lower quality bonds may be more difficult or impossible to sell at the time and price that the Fund would like, making the Fund subject to greater levels of liquidity risk than other bond funds that do not invest in such securities.

Interest Rate Futures Risk

Interest rate futures are subject to a number of risks described elsewhere, such as liquidity risk, interest rate risk and portfolio management risk. Interest rate futures also involve the risk that changes in the value of the instrument may not correlate exactly with the underlying assets.

Derivatives Risk

The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index or security on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard securities. Using derivatives requires an understanding not only of the underlying asset, index or interest rate, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Fund, as described in this Prospectus, may invest in various types of derivatives for these derivatives in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio. However, there is no guarantee that a particular derivative strategy will meet these objectives. The Fund will not use derivatives solely for speculative purposes.

Derivatives may be subject to the following risks: (1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms; (2) Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller; (3) Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate; (4) Correlation Risk: the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying asset, index or rate; and (5) gains and losses on investments in options and futures depend on the ability of the Adviser to correctly predict the direction of securities prices, interest rates and other economic factors.

8

New Fund Risk

There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.
9

Municipal Securities Risk

The Fund will be highly impacted by events tied to the overall municipal securities markets, which can be very volatile and significantly affected by unfavorable legislative or political developments and adverse changes in the financial conditions of municipal securities issuers and the economy. Income from municipal securities held by the Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or noncompliant conduct of a municipality. In addition, a portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. Certain sectors of the municipal bond market have special risks that can impact such sectors more significantly than the market as a whole. For example, health care can be hurt by rising expenses and dependency on third party reimbursements, transportation can be impacted by declining revenues or unexpectedly high construction costs, utilities are subject to governmental rate regulation, and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support.

Municipal Securities Insurance Risk

The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and standby bond purchase agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal securities insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured municipal bonds that have been issued and are outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the municipal bonds insured by that insurance company (some of which may be held by the Fund) and on the municipal bond markets as a whole. Recent downgrades of certain insurance companies have negatively impacted the price of certain insured municipal bonds. Given the large number of potential claims against the insurers of municipal bonds, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

States and U.S. Territories

The Fund’s portfolio is expected to be diversified among issuers of municipal securities. From time to time, however, the Fund may have a significant position in the municipal securities of a particular state or territory, such as Puerto Rico. Under these circumstances, events in that state or territory may affect the Fund’s investments and performance. These events may include economic or political policy changes, tax base erosion, constitutional limits or tax increases, budget deficits or other financial difficulties, and changes in the credit ratings assigned to municipal issuers of the state or territory.

Tax Risks

Changes in tax law or policies may adversely affect the after-tax yield from an investment in the Fund. Distributions from the Fund may be taxed as ordinary income or capital gain. An investment in the Fund may result in alternative minimum tax liability. The tax-exempt status of bonds owned by the Fund could be challenged by a taxing authority or may be affected by future legal developments.

Below-Investment Grade Securities Risk

High-yield fixed income securities, sometimes referred to as "junk" bonds, are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower quality securities involve greater risk to principal and income than higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates change.
10

Additional Risks of Westcore Municipal Opportunities Fund

Puerto Rico Risk

Additionally, certain debt rating agencies have downgraded their respective ratings of Puerto Rico's general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Downgrades could create additional strain on a commonwealth already facing economic stagnation and fiscal imbalances, including budget deficits, underfunded pensions, high unemployment, significant debt service obligations, and liquidity issues, and could potentially lead to less market demand, less liquidity, wider spreads, and lower prices for Puerto Rico municipal bonds. Puerto Rico's continued financial difficulties could reduce its ability to access financial markets, potentially increasing the likelihood of a restructuring or default for Puerto Rico municipal bonds. Such factors may impact the Puerto Rican issuers in which the Fund invests or may invest, and could negatively impact the Fund’s performance. The Adviser typically invests in insured municipal securities within Puerto Rico to help mitigate these risks.
11

HOW TO INVEST AND OBTAIN INFORMATION

How to Contact Westcore Funds

The following section explains how to contact Westcore Funds and how to purchase, exchange and redeem your Westcore Fund shares (“shares”). It also explains various services and features offered in connection with your account. Please call us at 800.392.CORE (2673) if you have any questions or to obtain an Account Application.

Contacting Westcore Funds

Online	www.westcore.com:
Westcore Trans@ction Center
24 hours a day, seven days a week
•	Access account information
•	Perform transactions
•	Order duplicate statements and tax forms
•	Change your address or distribution options

By Telephone	800.392.CORE (2673):
Westcore Investor Services
Weekdays: 7 a.m. to 6 p.m. Mountain Time
Westcore Automated Service Line
24 hours a day, seven days a week
•	Access account information
•	Order duplicate statements or tax forms

By Regular Mail	Westcore Funds
P.O. Box 44323
Denver, CO 80201-4323

The Fund does not consider the Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Westcore Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

By Express, Certified	Westcore Funds
or Registered Mail	1290 Broadway, Suite 1100 Denver, CO 80203

In Person	Westcore Funds
1290 Broadway, Suite 1100
Denver, CO 80203
12

Purchasing Shares

You may purchase additional Fund shares through any of the options below or in person at the location listed on page [  ]. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another Fund by any of these methods.

By Mail	Opening a New Account

Mail a completed Account Application with your check to the appropriate address set forth on the previous page.

  Adding to Your Existing Account

Complete the tear-off investment slip from your last statement and mail with your check to the appropriate address. Or, send your check and a written request following the instructions on page [  ] to the appropriate address.

By Telephone*	If you are an existing shareholder, you may purchase additional Fund shares by telephone.

Call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time.

By Online Access*	If you are an existing shareholder, you may purchase additional shares online.

Access the Westcore Trans@ction Center at www.westcore.com 24 hours a day, seven days a week.

By Automatic	Complete the Automatic Investment Plan Section on your Account Application to have money automatically Investment Plan withdrawn from your bank account monthly, quarterly or annually.

The minimum automatic investment for Retail Class shares is $25 per month per Fund.

To add this option to your account, please call 800.392.CORE (2673) or access www.westcore.com for the appropriate form.

By Wire	You may purchase Fund shares by wire transfer from your bank account to your Fund account.

To place a purchase by wire, please call 800.392.CORE (2673) to speak with a Westcore Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time.

* For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page [  ].
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Important notes on purchasing shares:

•	When you purchase shares, your request will be processed at the net asset value calculated after your order is received in good order and with clear instructions as to the Fund, account number and amount.
•	Please make your check payable to Westcore Funds in U.S. dollars drawn on a U.S. bank account.
•	Cash, credit card checks, traveler’s checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks, cashier’s checks, or checks with inconsistencies between the name on the bank account and fund account registration will not be accepted for purchases.
•	If you are purchasing shares in a retirement account** please indicate whether the purchase is a rollover, a current year or a prior-year contribution.
•	After receipt of your order by wire, telephone or online, your bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers.
•	If a check does not clear your bank, Westcore Funds reserves the right to cancel the purchase.
•	If Westcore Funds is unable to debit your predesignated bank account for purchases, Westcore may make additional attempts or cancel the purchase.
•	Westcore Funds reserves the right to reject any order.
•	If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Westcore Funds (or its agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.
•	A transfer between classes is not considered a taxable transaction.

Investment Minimums	Retail Class*	Institutional Class**
To open a new regular account	$2,500	$250,000
To open a new retirement, education*** or UGMA/UTMA account	$1,000	$250,000
To open an Automatic Investment Plan account	$1,000	$250,000
Automatic Investments	$25 per month per Fund	–
To add to any type of account	$25	–

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part, including the right to waive the Institutional Class minimums if, in the Adviser’s sole opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

*	Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums: $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts.
**	The minimum investment in the Institutional Class shares is $250,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership within the Fund. Common ownership includes individual and joint accounts as well as accounts where an investor has beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account. Please see page 68 for more information regarding investment minimums on Accounts opened through a Service Organization.
***	A description of the retirement and education accounts available for investment in the Westcore Funds may be found in the SAI for the Fund. Please see the back cover of this prospectus for the telephone number, mailing address and e-mail address where you can request a free copy of the SAI.

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Exchanging Shares

You may (i) exchange your Fund shares for shares of other Funds or the BlackRock Money Market Portfolio*, or (ii) exchange shares between classes of the same Fund, through any of the options below. You may also place an exchange in person at the location listed on page [   ]. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

*	BlackRock Money Market Portfolio is a money market fund advised by BlackRock Advisors, LLC, sub-advised by BlackRock Institutional Management Corporation and distributed by BlackRock Investments, Inc.

By Mail	Send a written request following the instructions on page [ ] and mail to the appropriate address.

By Telephone*	Call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time.

By Online Access*	Access the Westcore Trans@ction Center located at www.westcore.com 24 hours a day, seven days a week.

Automatically	Call 800.392.CORE (2673) to receive instructions for automatically exchanging shares between funds on a monthly, quarterly or annual basis (“Systematic Exchange Agreement”).

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page [ ].

Important notes on exchanging shares:

•	Exchanges must meet the minimum investment requirements described on page [ ].
•	Exchanges between accounts will be accepted only if registrations are identical.
•	Please be sure to read the Prospectus for the Fund into which you are exchanging.
•	An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.
•	Exchanges between classes of the same Fund are generally not considered a taxable transaction.

15

Redeeming Shares

You may redeem your Fund shares by any of the options below or in person at the location listed on page[   ].

By Mail	Send a written request following the instructions on page [ ] and mail to the appropriate address.

By Telephone*	If you are an existing shareholder, you may redeem your shares by telephone.

Call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain
Time or use the Westcore Automated Service Line 24 hours a day, seven days a week.

By Online Access*	If you are an existing shareholder, you may redeem your shares online.

Access the Westcore Trans@ction Center located at www.westcore.com 24 hours a day, seven days a week.

By Systematic	You may redeem Fund shares automatically (in any multiple of $50) monthly, quarterly or annually.
Withdrawal Plan
To add this option to your account, please call 800.392.CORE (2673) or access www.westcore.com for the appropriate form.

By Wire	You may redeem Westcore shares by wire transfer from your Westcore account to your bank account.

You must have established bank instructions prior to placing wire redemptions.

To arrange a wire redemption, please call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time.

To add bank instructions to your account, please call 800.392.CORE (2673) or access www.westcore.com for the appropriate form.

* For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page [   ].

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Important notes on redeeming shares:

•	You may redeem your Fund shares on any business day that the New York Stock Exchange (the “Exchange”) is open.
•	Generally, redemption proceeds will be sent by check to the shareholder’s address of record within seven days after receipt of a valid redemption request.
•
Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your valid redemption request, and an electronic funds transfer will be sent the second business day after receipt of your order.

•
If the shares you are redeeming were purchased by check, Westcore will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, computer or through the Automatic Investment Plan, Westcore will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than five business days.

•	The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

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Additional Information on Telephone and Online Services

•	All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted online transaction privileges unless they are explicitly declined on the Account Application or in writing to Westcore Funds. Accounts opened through Service Organizations and certain retirement accounts may or may not have such privileges, depending on the privileges made available by that Service Organization or retirement plan administrator.
•	Shareholders can follow the instructions provided at the Westcore Trans@ction Center to access these services using a personal identification number.
•	Online purchases and redemptions are completed by electronic funds transfer from your bank account to your Westcore account. (Wire transfer is not available for online transactions.) To establish this privilege, please complete the “Bank Information” section of your Account Application. You may also call 800.392.CORE (2673) or access www.westcore.com for the appropriate form.
•	Online redemptions are not available for IRA, business or certain fiduciary accounts. In addition, online exchanges are not available for business or certain fiduciary accounts.
•	There is a $25,000 daily maximum for each account for each separate type of online transaction (purchases, exchanges-in, exchanges-out and redemptions).
•	It may be difficult to reach the Fund by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this Prospectus.

Security Issues

The Fund has procedures to enhance security, including the use of 128-bit encryption through the Westcore Trans@ction Center, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

The Fund also has procedures to confirm that telephone and online transaction requests are genuine. The Fund believes that these procedures are reasonably designed to prevent unauthorized telephone or online transactions, and the Fund and its agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed and the Fund reasonably believes that the transaction is genuine.

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GENERAL ACCOUNT POLICIES

The Fund may modify or terminate account policies, services and features, but, subject to the Fund’s right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders sixty (60) days’ written notice. The Fund reserves the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

The Fund or its agents may temporarily suspend telephone, wire and online transactions and other shareholder services if they believe it is advisable to do so.

Customer Identification Program

Federal regulations require the Fund to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Account Applications without such information may not be accepted. To the extent permitted by applicable law, the Fund reserves the right to place limits on transactions in your account until your identity is verified. Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld. An Anti-Money Laundering officer has been appointed by the Fund.

Frequent Trading and Market Timing Risk

While the Fund provides shareholders with daily liquidity, its investment programs are designed to serve long-term investors. Market timing and frequent/excessive trading activities (“Frequent Trading”) of the Fund’s shares can be disruptive to the management of the Fund and hurt the long-term performance of the Fund. In addition, mutual funds with fewer assets under management have greater exposure to Frequent Trading risks.

Frequent Trading of mutual fund shares present a variety of risks for shareholders of a mutual fund who do not engage in Frequent Trading activities. These risks, in general, include:

•	Dilution in the value of a mutual fund’s shares for long-term shareholders;
•	Negative impact on a mutual fund’s performance due to the loss of investment opportunities and/or a more significant impact of cash on fund performance attributable to maintaining larger cash positions to avoid the need to liquidate holdings to meet redemption requests;
•	Increased brokerage costs, administrative costs or capital gains distributions due to higher portfolio turnover;
•	Interference with the efficient management of a mutual fund’s portfolio; and
•	Liquidation of portfolio holdings at a disadvantageous time to satisfy redemption requests.

In addition, mutual funds investing in securities that are primarily listed on foreign exchanges can be impacted by events affecting the price of foreign securities after the close of a foreign exchange, but prior to the close of trading on the Exchange. During such an event, the closing values of foreign securities would no longer reflect their market value; however, a mutual fund holding such foreign securities might continue to use the closing prices listed on the foreign exchange. This would allow an investor to attempt to capture any pricing inefficiencies by engaging in market timing of fund shares, which may result in dilution in the value of mutual fund shares. This strategy is generally referred to as “time-zone arbitrage.”

Similarly, to the extent the Fund holds small-capitalization (e.g., small company) stocks that are thinly-traded may also be prone to pricing inefficiencies on days where limited trading occurs and significant events occur which could materially impact the value of such stocks.

Frequent Trading Policies and Procedures

The Board of the Fund has adopted Frequent Trading Policies and Procedures described below, which are designed to prevent Frequent Trading activities in the Fund.

•	If the Fund believes, in its sole discretion, that an investor is engaging in Frequent Trading activity, the Fund reserves the right to reject any purchase or exchange order. Purchase or exchange orders accepted by a financial intermediary in violation of the Fund’s Frequent Trading policies are not deemed accepted by the Fund and may be cancelled or revoked on the next business day following receipt by the financial intermediary. The Fund will not be responsible for any losses you may suffer as a result of the Fund rejecting your purchase or exchange order.
•	The Fund reserves the right to impose restrictions on the trading activity of accounts traded through financial intermediaries.
•	The Board has approved fair value pricing and valuation procedures to address circumstances when prices are either unavailable or considered unreliable. For example, a significant event that is likely to materially affect the Fund’s net asset value has occurred after the relevant foreign market has closed, but prior to the valuation time.

In addition, under Rule 22c-2 of the 1940 Act, the Fund has entered into agreements with financial intermediaries obligating such financial intermediaries to provide, upon the Fund’s request, certain information regarding their customers and their customers’ transactions in shares of the Fund. However, there can be no guarantee that all short-term trading will be detected in a timely manner, since the Fund will rely on the financial intermediaries to provide the trading information, and the Fund cannot be assured that the trading information, when received, will be in a form that can be quickly analyzed or evaluated by the Fund.

Neither the Trust nor the Fund accommodates Frequent Trading. However, none of these tools alone, nor all of them taken together, can eliminate the possibility that Frequent Trading activities will occur. The Fund may consider the trading history of accounts under common ownership or control in any Fund for the purpose of enforcing these policies.

19

Written Instructions

To process transactions in writing, your request should be sent to Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323 and must include the following information:

•	The name and class of the Fund(s).
•	The account number(s).
•	The amount of money or number of shares.
•	The name(s) on the account.
•	The signature(s) of all registered account owners (signature guaranteed, if applicable).
•	Your daytime telephone number.

Signature Guarantee

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

The guarantee must be a “Medallion Signature Guarantee” and must be signed in the name of the guarantor by an authorized person with that person’s title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee your signature.

Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the United States.

To protect your accounts from fraud, the following transactions will require a signature guarantee:

•	Transferring ownership of an account.
•	Redeeming by check payable to someone other than the account owner(s).
•	Redeeming by check mailed to an address other than the address of record.
•	Redeeming by check mailed to an address that has been changed within the last 30 days of the redemption request without a signature guarantee.
•	Redeeming by electronic transfer to a bank account other than the bank account of record.

Each shareholder may request the Fund to require a signature guarantee for redemptions greater than $25,000 from your account by completing the applicable section of the Account Application or by calling 800.392.CORE (2673). Once this election has been made, the Fund may only remove it upon receipt of a signature guaranteed letter of instruction.

The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
20

Annual Small Balance Account Maintenance Fee

The Fund may deduct an annual maintenance fee of $12.00 from accounts serviced directly by the Fund with a value less than $750 due to either market activity or redemptions. It is expected that accounts will be valued for the purpose of calculating this maintenance fee on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts with an active automatic investment plan or from accounts of shareholders who have a total of $10,000 or more invested directly with the Fund in multiple accounts (multiple accounts with balances totaling over $10,000 must have the same Social Security number to qualify).

Redemption of Low Balance Accounts

If your account balance falls below the required minimums presented on page [  ] due to redemptions, a letter may be sent advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment of at least $25 per month for Retail Class accounts. If action is not taken within 45 days of the notice, the Retail Class shares held in the account may be redeemed and the proceeds sent by check to your address of record. Institutional Class shares may be exchanged to the Retail Class. The Fund reserves the right to increase the investment minimums.

Involuntary Redemptions

The Fund reserves the right to close an account if the shareholder is deemed to engage in activities relating to the Fund that are illegal or otherwise believed to be detrimental to the Fund.

Right to Delay Delivery & Redeem In-Kind

The Fund reserves the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash. Shareholders who receive a redemption-in-kind may incur additional costs when they convert the securities received to cash and may receive less than the redemption value of their securities, particularly where securities are sold prior to maturity. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.

Address Changes

To change the address on your account, call 800.392.CORE (2673) or send a written request signed by all account owners. Include the name of the Fund(s), the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

Registration Changes

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call 800.392.CORE (2673).

Quarterly Consolidated Statements and Shareholder Reports

The Fund will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you no later than February 15 of each year and filed with the IRS.

Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated Prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in the Westcore Funds.

To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Fund’s financial reports and Prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or Prospectuses should call 800.392.CORE (2673) or write to us at Westcore Funds, P.O. Box 44323, Denver, CO 80201. In addition, shareholders have the option to discontinue printed and mailed account statements and/or shareholder reports in favor of electronic versions which may be accessed on the Fund’s website through a link contained in an email sent to the shareholder. Shareholders must “opt-in” for this service by following the instructions on the website at www.westcore.com.
21

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Disclosure of Fund Holdings

The Statement of Additional Information (“SAI”) contains a complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities. All of the Fund’s holdings are posted on the Fund’s website at www.westcore.com on or around the 15th of each month. Information on the Fund’s top ten holdings may be posted earlier than the complete holdings.

Price of Fund Shares

All purchases, redemptions and exchanges will be processed at the net asset value (“NAV”) next calculated after your request is received in good order by the transfer agent or certain authorized financial intermediaries in proper form. The Fund’s NAV is determined as of the close of regular trading on the Exchange, currently 4:00 p.m. Eastern Standard Time, on each day that the Exchange is open. In order to receive that day’s price, your request must be received by the transfer agent or certain authorized financial intermediaries by the close of regular trading on the Exchange on that day. If not, your request will be processed at the Fund’s NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. In the event the Exchange does not open for business because of an emergency, the Fund may, but are not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency situation, please call 800.392.CORE (2673).

In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

The Fund has authorized financial intermediaries to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such financial intermediaries may designate other financial intermediaries to accept purchase and redemption orders on behalf of the Fund.

The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, provided that such reprocessing commences upon determination of an NAV adjustment and proceeds until fully implemented.

The Fund’s NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. The Fund’s investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith under the direction of the Board. If any security is valued using fair value pricing, the Fund’s value for that security is likely to be different from the last quoted market price and from the prices used by other mutual funds to calculate their net asset values.

Valuation

Valuing Fixed-Income Obligations
Fixed income obligations generally do not have readily available market quotations. As such, the Fund employs an independent pricing service selected by the Adviser, and approved by the Board, that may provide “evaluated” prices using generally accepted pricing methodologies. Prices obtained from the pricing service utilize both dealer-supplied valuations when available, and modeling techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Municipal securities are generally valued at the “evaluated” bid and all other fixed income obligations are generally valued at the mean between the “evaluated” bid and ask prices. If the Adviser concludes that the “evaluated” price is unreliable or if the independent pricing service cannot provide a valuation for the security, the security may be valued using quotations from at least one broker-dealer selected by the Adviser or the security will be fair valued by the Adviser, using pricing procedures for the Fund that have been approved by the Board.

Derivatives
Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities, as discussed below.

22

Options on securities and options on indices will be valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally will be valued based on quotes received from a third party pricing service or one or more dealers that make markets in such securities, or at fair value, as discussed below.

Valuing Domestic Securities
Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. However, securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market, for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices. There are very limited circumstances in which domestic securities are expected to use fair value pricing (for example, if the exchange on which a security is principally traded closes early, if trading in a particular security was halted during the day and did not resume prior to the valuation time or when investing in restricted or private placement securities with no readily available market price). Exchange-traded interest rate futures are valued at the settlement price determined by the relevant exchange.

Valuing Foreign Securities
Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal foreign exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the most recent exchange rate prior to the valuation time provided by the Fund’s independent pricing service. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell shares. Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the valuation time that is likely to materially affect the Fund’s net asset value (i.e., a “significant event”), the security will be fair valued by the Adviser, using pricing procedures for the Fund that have been approved by the Board. Examples of potentially significant events that could materially impact the Fund’s net asset value include, but are not limited to, company-specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. The primary objective of fair value pricing with respect to foreign securities is to minimize the possibilities for time-zone arbitrage.

Accounts Opened Through a Service Organization

You may purchase or sell Fund shares through an account you have with a financial intermediary (your “Service Organization”). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares. Retail Class Accounts offered through a Service Organization may require different minimum initial and subsequent investments than Westcore Funds requires. Institutional Class accounts offered through a Service Organization may meet the $250,000 minimum investment amount by aggregating multiple accounts within the Fund; however, each separate account must meet a minimum investment requirement of $10,000. Exceptions to the Institutional Class minimums may apply for qualified retirement plans and other account types with lower or no networking and/or omnibus fees charged to the Fund.

The Fund reserves the right to change the amount of minimums through Service Organizations from time to time or to waive them in whole or in part.

Service Organizations may also impose additional charges and restrictions, earlier cut-off times or different transaction policies and procedures, including more or less stringent policies, with respect to charging redemption fees from those applicable to shareholders that invest in Westcore Funds directly. Shareholders investing through Service Organizations should inquire about such policies prior to investing. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. The Westcore Funds are not responsible for the failure of any Service Organization to carry out its obligations to its customers.

Certain Service Organizations may charge networking and/or omnibus account fees with respect to transactions in the Fund that are processed through the National Securities Clearing Corporation (“NSCC”) or similar systems. These fees may be paid by the Fund either directly to the Service Organizations or to the Administrators, which they use to reimburse the Service Organizations.

A Service Organization may receive fees from the Fund or the Adviser for providing services to the Fund or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting, and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Fund or the Adviser with respect to their customers’ assets invested in the Fund. Payments made by the Adviser are predominantly based on current assets serviced by the Service Organization, but they may be based on other measures, such as number of participants in a retirement plan. The amount of these payments as determined from time to time by the Adviser may be substantial, and may differ for different Service Organizations depending on service levels, depth of relationship and product. The Adviser may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars or client appreciation events for such Service Organizations or financial intermediaries using such Service Organizations to raise awareness of the Fund. The receipt (or prospect of receiving) payments described above may provide a Service Organization, its salespersons or financial intermediaries using such Service Organizations with an incentive to favor sales of Fund shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives payments in lower amounts. These payment arrangements will not, however, change the price an investor pays for shares or the amount that the Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations of the Fund.
23

DISTRIBUTIONS AND TAXES

Distributions

The Fund’s income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term capital gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of the Fund share by the amount of the dividend on the ex-dividend date.

Distribution Schedule

Fund	Income Dividends	Capital Gains
Westcore Municipal Opportunities Fund	Declared and paid monthly	Declared and paid at least annually and generally in December

When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your Account Application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. You may change your distribution option at any time by mail to the appropriate address listed under “How to Contact Westcore Funds,” calling 800.392.CORE (2673), or online at www.westcore.com.

Taxes

U.S. Federal Income Taxes
The following is a summary of certain tax considerations under current law, which may be subject to change, possibly with retroactive effect. The following summarizes the U.S. federal income tax consequences of investments in the Fund for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. This summary is general in nature and you should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

This discussion is based on the assumption that the Fund will qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) as regulated investment companies, and that the Fund will qualify to pay exempt-interest dividends to shareholders under the Code. The Fund will qualify to pay exempt-interest dividends if, at the close of each quarter of the Fund’s taxable year, at least 50 percent of the value of the total assets of the Fund consists of obligations described in Section 103(a) of the Code (generally, State or local bonds).

The Fund intends to declare as dividends all or substantially all of its earnings in the nature of tax-exempt interest and its taxable income, including its net capital gain (i.e., the excess of long-term capital gain over short-term capital loss).

The Fund anticipates that substantially all of its income dividends will be “exempt-interest dividends,” which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are attributable to income on bonds that are acquired at a “market discount,” and distributions of short-term and long-term capital gains. A portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by shareholder are subject to federal income taxes.

Distributions attributable to the net capital gain of the Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held.

Other than exempt-interest dividends and distributions of net long-term capital gain, Fund distributions will generally be taxable as ordinary income.

Fund distributions of capital gains and any investment income that is not tax exempt are taxable regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions paid to you.

Distributions declared by the Fund in December and paid by the end of the next January will be taxed to shareholders as if received in December.

If a taxable dividend or distribution is made shortly after the purchase of Fund shares, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the taxable distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of your initial investment.

As an owner of tax-exempt bonds, the Fund may be adversely affected if the bonds were considered to be issued in connection with abusive transactions, refinancing irregularities, or the misuse of proceeds from the bond offering. A security issued as tax-exempt may be reclassified as taxable by the IRS or a state tax authority. In addition, future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such events may create taxable income for the Fund and its shareholders and the Fund may be required to send to its shareholders and file with the IRS and state tax authorities information returns for prior calendar years reclassifying some of its exempt-interest dividends as taxable dividends.

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Shareholders of the Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the Fund based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term if your holding period for the shares disposed of exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

If a shareholder receives an exempt-interest dividend with respect to any share held for six months or less, any loss on the sale or exchange of the share generally will be disallowed to the extent of such dividend amount. In addition, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
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The Fund (or its administrative agent) must report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and sold on or after such date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. In the absence of an election by a shareholder to elect otherwise from among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

An investment in the Fund may be inappropriate for an IRA (or other tax-qualified plan). Any distributions on, sales, exchanges or redemptions of, shares held in an IRA (or other tax-qualified plan) are not currently taxable. Distributions from such plans will generally be taxed as ordinary income and will be subject to an additional tax if made prematurely.

If a shareholder receives an exempt-interest dividend with respect to any share held for six months or less, any loss on the sale or exchange of the share generally will be disallowed to the extent of such dividend amount.

The Fund may be, subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries.

A Medicare surtax of 3.8% will be imposed on certain net investment income U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income does not include exempt-interest dividends, but does not take into account distributions of capital gains and any investment income that is not tax exempt, as well as any gains from the disposition of Fund shares. Any liability for this additional tax will be reported on, and paid with, your federal income tax return.

Exempt-interest dividends from the Fund will be taken into account by a shareholder in determining the taxable portion of any Social Security or railroad retirement benefits that the shareholder receives.

A shareholder of the Fund may be subject to backup withholding on any distributions of income (including exempt-interest dividends), capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (1) has provided either an incorrect tax identification number or no such number, (2) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (3) has failed to certify that the shareholder is not subject to backup withholding, or (4) has not certified that the shareholder is a U.S. person. The backup withholding rate is currently 28%.

State and Local Income Taxes
Shareholders may also be subject to state and local income taxes on distributions and redemptions. States generally provide an exemption from state income taxes for interest earned on municipal securities of that state or its political subdivisions, but states rarely provide an exemption from state income tax for interest earned on municipal securities of other states. The Fund will provide shareholders with state-by-state information to assist in reporting earnings to the applicable states. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

26

MANAGEMENT OF THE FUND

Board of Trustees

The business and affairs of the Fund are managed under the direction of the Trust’s Board. The SAI contains information about the Board.

Investment Adviser

Denver Investments, with principal offices at 370 17th Street, Suite 5000, Denver, Colorado, 80202, serves as the investment adviser to the Fund. Denver Investments was originally founded in 1958 as a wholly owned subsidiary of a regional bank and was organized in 1994 as a management-owned Colorado limited liability company. As of [       ], 2016, it had approximately $[   ] billion in assets under management, including approximately $[   ] billion for [15] investment company portfolios.

Denver Investments provides a continuous investment program for the Fund, including investment research and management. Denver Investments makes investment decisions for the Fund and places orders for all purchases and sales of the Fund’s portfolio securities.

Management Expenses

The contractual advisory fees are set at [   ]% of the Fund’s average daily net assets. Additional information regarding the basis for the Board’s approval of the investment advisory agreement for the Fund will be available in the Fund’s Annual Report to shareholders.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than [   ]% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees

Investment Personnel

For additional information regarding investment personnel compensation, other accounts managed, and ownership of securities in the Fund, please see the SAI.

Westcore Municipal Opportunities Fund
Westcore Municipal Opportunities Fund (the “Fund”) is managed by Mr. Kenneth A. Harris, CFA, Portfolio Manager, Director of Fixed Income Portfolio Management, Analyst and Mr. Nicholas J. Foley, Portfolio Manager, Municipal Credit Analyst/Trader. They are supported by the remaining investment professionals within the Fixed Income team who are each responsible for analyzing and monitoring specific segments of the fixed income market. Team members may conduct fundamental research across all investment types to gain insight and perspective to assist in their assessment of credit strength and valuation. Any Fixed Income team member may recommend purchase and sell decisions for the Fund. The recommendation is then discussed and reviewed by the Fixed Income team to determine whether the recommendation is compatible with the Fund's investment objective. The portfolio managers will generally reach a joint decision to buy or sell a security; however, in certain circumstances, a portfolio manager may individually decide to buy or sell a security.

Portfolio Managers

Kenneth A. Harris, CFA has been a Portfolio Manager of the Westcore Municipal Opportunites Fund since [       ], 2016, the Westcore Plus Bond Fund since May 10, 2016 and the Westcore Colorado Tax-Exempt Fund since June 1, 2005. He is also a partner and portfolio manager and analyst at Denver Investments and is the director of Fixed Income portfolio management. Prior to joining the firm in 2000, Mr. Harris was the treasurer of Blue Cross and Blue Shield of Colorado. Mr. Harris received a BBA from the University of Arizona and an MBA from the University of Colorado at Denver. He is a CFA® charterholder and a member of CFA Institute and CFA Society Colorado.

Nicholas J. Foley has been a portfolio manager of the Westcore Municipal Opportunities Fund since [      ], 2016 and the Westcore Colorado Tax-Exempt Fund since May 10, 2016. His is also a vice president, portfolio manager, municipal credit analyst and trader on the Fixed Income team at Denver Investments. Prior to joining the firm in 2012, Mr. Foley was an associate portfolio manager and lead fixed income trader at the Bank of the West/BNP Paribas Group and a financial analyst with Janus Capital Group. Prior to that, he was a senior analyst at Washington Mutual Bank. Mr. Foley received a BA from Gonzaga University.

Co-Administrators

ALPS Fund Services, Inc. (“ALPS”) and the Adviser serve as co-administrators (“Administrators”) to the Fund and receive fees in such capacity. ALPS has also agreed to maintain the financial accounts and records of the Fund, to compute the net asset value and certain other financial information relating to the Fund and provide transfer agency services to the Fund.

The Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund is intended to not exceed the estimated costs that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, the Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s transfer agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

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The Periodic Reimbursement Amount is then accrued on a daily basis as an expense to the Fund until the next Periodic Reimbursement calculation is made.

28

FINANCIAL HIGHLIGHTS

As the Fund has only recently commenced operations, financial highlights are not yet available.

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APPENDIX – BOND RATING CATEGORIES

MOODY’S INVESTORS SERVICE, INC.

Bond Rating	Explanation
Aaa
Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

A
Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

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STANDARD & POOR’S RATINGS GROUP, DIVISION OF MCGRAW HILL

Bond Rating	Explanation
AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB
An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C
A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D
An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note: – The ratings from “AA” through “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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WHERE TO FIND MORE INFORMATION

More information about the Fund is available to you upon request and without charge:

ANNUAL AND SEMI-ANNUAL REPORT

The Annual and Semi-Annual Reports, when available, provide additional information about the Fund’s investments, performance and portfolio holdings. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Fund’s investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

Investors can get free copies of the Fund’s Annual Report, Semi-Annual Report or SAI. They may also request other information about the Fund and make shareholder inquiries.

Write to:	Westcore Funds 1290 Broadway Suite 1100 Denver, CO 80203

By phone:	800.392.CORE (2673)

Web:	www.westcore.com

Information about the Fund (including the Fund’s SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202.942.8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Westcore Funds
Investment Company Act File No. is 811-03373

Funds distributed by ALPS Distributors, Inc.
32

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

Westcore Smid-Cap Value Dividend Fund

Retail Class
Institutional Class
Ticker: XXXXX

[               ], 2016

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Westcore Funds are managed by Denver Investments.

The mountain logo together with “Westcore Funds Denver Investments” is a registered service mark of Denver Investments

1

SUMMARY SECTION

Westcore Smid-Cap Value Dividend Fund

Investment Objective

The Westcore Smid-Cap Value Dividend Fund (the “Fund”) seeks to achieve long-term capital appreciation primarily through investments in dividend-paying companies with small to medium capitalizations whose stocks appear to be undervalued.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$[ ]	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[ ]%	[ ]%
Distribution (12b-1) Fees	[ ]	[ ]
Other Expenses	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%
Fee Waiver and Expense Reimbursement(1)	[ ]%	[ ]%
Total Annual Fund Operating Expense After Fee Waiver and Expenses Reimbursement(1)	[ ]%	[ ]%

(1)	Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses until at least April 30, 2018. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than [ ]% for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios, after applying the waiver/reimbursement, does not exceed 25 basis points. These agreements may not be terminated or modified prior to April 30, 2018 without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the contractual period ending April 30, 2018 and the total operating expenses without expense waivers for subsequent years.

Although your costs may be higher or lower, based on these assumptions your actual costs would be:	One Year	Three Years
Retail Class	$	$
Institutional Class	$	$

2

WESTCORE SMID-CAP VALUE DIVIDEND FUND (CONTINUED)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies of the Fund

•	The Fund emphasizes investments in dividend-paying, small- and medium sized companies that the portfolio management team believes to be undervalued based upon various financial measures/ratios and rigorous company-specific research and analysis.
•	Under normal circumstances, at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in small- and medium-capitalization dividend-paying companies.
•	The Fund currently considers “small-capitalization companies” to be those included in, or similar in size to, those included in the Russell 2000® Value Index at the time of purchase. As of the most recent “reconstitution” of the Russell 2000® Value Index on June 24, 2016, its capitalization range was $__ million to $__ billion. As of [ ], the weighted average market capitalization of the Russell 2000® Value Index was approximately $___ billion. The Fund currently considers "medium-capitalization companies" to be those included in, or similar in size to, those included the Russell Midcap® Value Index at the time of purchase. As of the most recent “reconstitution” of the Russell Midcap® Value Index on June 24, 2016, its capitalization range was $__ million to $__ billion. As of [ ], the weighted average market capitalization of the Russell Midcap® Value Index was approximately $___ billion. Please note that these market capitalization measures will fluctuate over time.
•	The team implements an investment strategy that is based on the belief that the market rewards companies over time for free cash flow rather than reported earnings. The strategy utilizes a bottom-up approach, which is grounded in independent fundamental research. The team seeks to invest in companies in which the future free cash flow and return on invested capital appear to be undervalued by the market. The team constructs a portfolio designed to generate alpha, or risk-adjusted excess return, relative to the Fund’s benchmark, primarily through stock selection.
•	Through a combination of proprietary, sector-specific quantitative screening and independent fundamental analysis, the team seeks to identify and thoroughly assess the key value-creating drivers for a company.
•	The team researches companies in which the early fundamental improvement in free cash flow appears sustainable and not yet recognized by the market. The team seeks to develop an in-depth understanding of the economics of the business and sustainability of a company’s competitive advantage by gathering information about the company’s product(s) or service(s) by talking to sources including customers, suppliers, competitors and other industry contacts.
•	The goal of the team’s process is to invest in cash-generative companies at attractive valuations. The team values companies based primarily on a proprietary discounted cash flow model, using estimates derived from its proprietary research. The team seeks to manage risk through its valuation discipline and through in-depth fundamental research and portfolio structure.
•	With respect to portfolio structure, the team constructs the portfolio with a blend of what it believes are the most attractive investment opportunities within its small-cap value strategy and its mid-cap value strategy. The team maintains guidelines to monitor this variance.
•	The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).
•	Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investment in the Fund

•	Risk of Loss: You could lose money by investing in the Fund.
•	Market Risk: As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The financial crisis in the United States and many foreign economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.
•	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.
•	Small Company Risk: The Fund is also subject to the general risk that the stocks of smaller and newer companies can involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Small companies in which the Fund may invest typically lack the financial resources, product diversification and competitive strengths of larger companies which may cause the value of the Fund to be more volatile. Small companies may be more thinly-traded than larger, more established companies.
•	Medium Company Risk: The Fund is also subject to the general risk that the stocks of medium-sized and newer companies can involve greater risks than those associated with larger, more established companies. Medium-sized company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Medium-sized companies in which the Fund may invest typically lack the financial resources, product diversification and competitive strengths of larger companies which may cause the value of the Fund to be more volatile. Medium-sized companies may be more thinly-traded than larger, more established companies.
•	Indirect Foreign Exposure Risk: Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country especially if the country is considered an emerging market or developing country.
•	Sector Concentration Risk: The Fund may concentrate its investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

3

WESTCORE SMID-CAP VALUE DIVIDEND FUND (CONTINUED)

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Derek R. Anguilm, CFA Partner, Co-Director of Value Research – Denver Investments Portfolio Manager of the Fund	[ ], 2016
Troy Dayton, CFA Partner, Co-Director of Value Research – Denver Investments Portfolio Manager of the Fund	[ ], 2016
Mark M. Adelmann, CFA, CPA Partner, Value Analyst – Denver Investments Portfolio Manager of the Fund	[ ], 2016
Lisa Z. Ramirez, CFA Partner, Value Analyst – Denver Investments Portfolio Manager of the Fund	[ ], 2016
Alex A. Ruehle, CFA Partner, Value Analyst – Denver Investments Portfolio Manager of the Fund	[ ], 2016

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $500,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.westcore.com, by telephone at 800.392.CORE (2673), by regular mail at Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly or annually

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains or, in some cases, qualified dividend income subject to tax at maximum federal rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions of the Fund will be subject to federal income tax. Investments held through tax-deferred arrangements may be taxed in the future upon withdrawal.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

ADDITIONAL INFORMATION ABOUT THE FUND

Additional Investment Strategies and General Portfolio Policies

Westcore Smid-Cap Value Dividend Fund

What is the investment objective of the Smid-Cap Value Dividend Fund?

•	Westcore Smid-Cap Value Dividend Fund: long-term capital appreciation primarily through investments in dividend-paying companies with small to medium capitalizations whose stocks appear to be undervalued.

Upon written notice to shareholders, the Fund’s investment objective may be changed by the Trust’s Board without the approval of shareholders.

Also, pursuant to Rule 35d-1 of the Investment Company Act of 1940, the Fund must notify shareholders with written notice sixty (60) days prior to any change in the following investment policy:

•	Under normal circumstances the Fund will invest at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in small-cap and medium-cap dividend-paying companies.

5

GENERAL PORTFOLIO POLICIES

Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

The Fund intends to achieve its investment objective by following the principal investment strategies described in detail within the Summary Section earlier in this Prospectus.

In addition, the Fund will follow the general policies listed below.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments may include various short-term instruments, cash and cash equivalents. If the Fund takes a temporary position at the wrong time, the position could have an adverse impact on the Fund’s performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest all of its assets in temporary defensive positions.

Illiquid Investments

The Fund may invest up to fifteen percent (15%) of its net assets in securities that are illiquid. The Fund considers illiquid securities to be those securities that the Adviser does not believe could be sold in an orderly transaction within seven business days. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Trust’s Trustees, certain restricted securities, such as Rule 144A securities, may be deemed to be liquid and will not be counted toward this 15% limit. From time to time and under certain market conditions, these restricted securities deemed liquid may be subsequently reviewed and deemed illiquid based on such market conditions.

Other Investment Companies

The Fund may invest its cash balances, within the limits permitted by the Investment Company Act of 1940, as amended (“1940 Act”), in other investment companies that invest in high-quality, short-term debt securities that determine their net asset value per share on the amortized cost or penny-rounding method (i.e., money market funds). The Fund may invest cash holdings in money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, the Fund may, consistent with the 1940 Act, invest in other investment companies that invest in a manner consistent with the Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”). Some ETFs also have obtained exemptive orders permitting other investment companies, such as the Fund, to acquire their securities in excess of the limits otherwise imposed by the 1940 Act.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, achieve similar exposure for the Fund when proceeds are available from sales made to recognize losses on other investments in the Fund, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in ETFs if the prices of the securities owned by ETFs go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large increases or decreases in stock prices) halts stock trading generally.

A pro rata portion of ETFs or other investment companies’ fees and expenses will be borne by the Fund’s shareholders. These fees and expenses are in addition to fees charged directly by the Fund in connection with its operations. ETFs do not charge initial sales charges or redemption fees; however, investors do pay customary brokerage fees to buy and sell shares.

Portfolio Turnover

In general, the Fund intends to purchase securities for long-term investment, and the Adviser will not consider the portfolio turnover rate when making investment decisions for the Fund. Short-term transactions may result from liquidity needs, securities having reached a price objective or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund’s portfolio turnover rates will vary over time, and could exceed 100%, based on certain market conditions.

6

Principal Risks of Westcore Smid-Cap Value Dividend Fund

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The following information is intended to help you better understand some of the principal risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Market Risk

As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. When the Fund holds a limited number of companies in its portfolio, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return. Further, investments in common stocks tend to be more volatile than many other investment choices.

The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money.

Portfolio Management Risk

The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.

Because the Fund invests primarily in common stocks, the main risk is that the value of the stocks held in the Fund might decrease in response to the activities of the individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

Indirect Foreign Exposure Risk

Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be indirectly impacted by certain foreign exposure risks described above.

Small- and Medium-Sized Company Risk

The small- and medium-sized companies in which Equity Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and medium-sized stocks may be more volatile than those of larger companies. Small- and medium-sized companies may be more thinly-traded than larger, more established companies.
7

HOW TO INVEST AND OBTAIN INFORMATION

How to Contact Westcore Funds

The following section explains how to contact Westcore Funds and how to purchase, exchange and redeem your Westcore Fund shares (“shares”). It also explains various services and features offered in connection with your account. Please call us at 800.392.CORE (2673) if you have any questions or to obtain an Account Application.

Contacting Westcore Funds

Online	www.westcore.com:
Westcore Trans@ction Center
24 hours a day, seven days a week
•	Access account information
•	Perform transactions
•	Order duplicate statements and tax forms
•	Change your address or distribution options

By Telephone	800.392.CORE (2673):
Westcore Investor Services
Weekdays: 7 a.m. to 6 p.m. Mountain Time
Westcore Automated Service Line
24 hours a day, seven days a week
•	Access account information
•	Order duplicate statements or tax forms

By Regular Mail	Westcore Funds
P.O. Box 44323
Denver, CO 80201-4323

The Fund does not consider the Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Westcore Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

By Express, Certified	Westcore Funds
or Registered Mail	1290 Broadway, Suite 1100
Denver, CO 80203

In Person	Westcore Funds
1290 Broadway, Suite 1100
Denver, CO 80203
8

Purchasing Shares

You may purchase additional Fund shares through any of the options below or in person at the location listed on page [  ]. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another Fund by any of these methods.

By Mail	Opening a New Account

Mail a completed Account Application with your check to the appropriate address set forth on the previous page.

Adding to Your Existing Account

Complete the tear-off investment slip from your last statement and mail with your check to the appropriate address. Or, send your check and a written request following the instructions on page [  ] to the appropriate address.

By Telephone*	If you are an existing shareholder, you may purchase additional Fund shares by telephone.

Call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time.

By Online Access*	If you are an existing shareholder, you may purchase additional shares online.

Access the Westcore Trans@ction Center at www.westcore.com 24 hours a day, seven days a week.

By Automatic	Complete the Automatic Investment Plan Section on your Account Application to have money automatically Investment Plan withdrawn from your bank account monthly, quarterly or annually.

The minimum automatic investment for Retail Class shares is $25 per month per Fund.

To add this option to your account, please call 800.392.CORE (2673) or access www.westcore.com for the appropriate form.

By Wire	You may purchase Fund shares by wire transfer from your bank account to your Fund account.

To place a purchase by wire, please call 800.392.CORE (2673) to speak with a Westcore Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time.

* For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page [  ].
9

Important notes on purchasing shares:

•	When you purchase shares, your request will be processed at the net asset value calculated after your order is received in good order and with clear instructions as to the Fund, account number and amount.
•	Please make your check payable to Westcore Funds in U.S. dollars drawn on a U.S. bank account.
•	Cash, credit card checks, traveler’s checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks, cashier’s checks, or checks with inconsistencies between the name on the bank account and fund account registration will not be accepted for purchases.
•	If you are purchasing shares in a retirement account*** please indicate whether the purchase is a rollover, a current year or a prior-year contribution.
•	After receipt of your order by wire, telephone or online, your bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers.
•	If a check does not clear your bank, Westcore Funds reserves the right to cancel the purchase.
•	If Westcore Funds is unable to debit your predesignated bank account for purchases, Westcore may make additional attempts or cancel the purchase.
•	Westcore Funds reserves the right to reject any order.
•	If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Westcore Funds (or its agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.
•	A transfer between share classes of the Fund is not considered a taxable transaction.

Investment Minimums	Retail Class*	Institutional Class**
To open a new regular account	$2,500	$250,000
To open a new retirement, education*** or UGMA/UTMA account	$1,000	$250,000
To open an Automatic Investment Plan account	$1,000	$250,000
Automatic Investments	$25 per month per Fund	–
To add to any type of account	$25	–

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part, including the right to waive the Institutional Class minimums if, in the Adviser’s sole opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

*	Existing accounts and automatic investment plans established before October 1, 2000 are entitled to reduced investment minimums: $1,000 for existing regular accounts; $250 for existing retirement or UGMA/UTMA accounts.
**	The minimum investment in the Institutional Class shares is $250,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership within the Fund. Common ownership includes individual and joint accounts as well as accounts where an investor has beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account. Please see page 68 for more information regarding investment minimums on Accounts opened through a Service Organization.
***	A description of the retirement and education accounts available for investment in the Westcore Funds may be found in the SAI for the Fund. Please see the back cover of this prospectus for the telephone number, mailing address and website address where you can request a free copy of the SAI.

10

Exchanging Shares

You may (i) exchange your Fund shares for shares of other Funds or the BlackRock Money Market Portfolio*, or (ii) exchange shares between classes of the same Fund, through any of the options below. You may also place an exchange in person at the location listed on page [   ]. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

*	BlackRock Money Market Portfolio is a money market fund advised by BlackRock Advisors, LLC, sub-advised by BlackRock Institutional Management Corporation and distributed by BlackRock Investments, Inc.

By Mail	Send a written request following the instructions on page [ ] and mail to the appropriate address.

By Telephone*	Call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time.

By Online Access*	Access the Westcore Trans@ction Center located at www.westcore.com 24 hours a day, seven days a week.

Automatically	Call 800.392.CORE (2673) to receive instructions for automatically exchanging shares between funds on a monthly, quarterly or annual basis (“Systematic Exchange Agreement”).

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page [ ].

Important notes on exchanging shares:

•	Exchanges must meet the minimum investment requirements described on page [ ].
•	Exchanges between accounts will be accepted only if registrations are identical.
•	Please be sure to read the Prospectus for the Fund into which you are exchanging.
•	An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.
•	Exchanges between share classes of the Fund are generally not considered a taxable transaction.

11

Redeeming Shares

You may redeem your Fund shares by any of the options below or in person at the location listed on page[   ].

By Mail	Send a written request following the instructions on page [ ] and mail to the appropriate address.

By Telephone*	If you are an existing shareholder, you may redeem your shares by telephone.

Call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time or use the Westcore Automated Service Line 24 hours a day, seven days a week.

By Online Access*	If you are an existing shareholder, you may redeem your shares online.

Access the Westcore Trans@ction Center located at www.westcore.com 24 hours a day, seven days a week.

By Systematic	You may redeem Fund shares automatically (in any multiple of $50) monthly, quarterly or annually.
Withdrawal Plan
To add this option to your account, please call 800.392.CORE (2673) or access www.westcore.com for the appropriate form.

By Wire	You may redeem Westcore shares by wire transfer from your Westcore account to your bank account.

You must have established bank instructions prior to placing wire redemptions.

To arrange a wire redemption, please call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time.

To add bank instructions to your account, please call 800.392.CORE (2673) or access www.westcore.com for the appropriate form.

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page [ ].

12

Important notes on redeeming shares:

•	You may redeem your Fund shares on any business day that the New York Stock Exchange (the “Exchange”) is open.
•	Generally, redemption proceeds will be sent by check to the shareholder’s address of record within seven days after receipt of a valid redemption request.
•	Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your valid redemption request, and an electronic funds transfer will be sent the second business day after receipt of your order.
•	If the shares you are redeeming were purchased by check, Westcore will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, computer or through the Automatic Investment Plan, Westcore will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than five business days.
•	The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

13

Additional Information on Telephone and Online Services

•	All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted online transaction privileges unless they are explicitly declined on the Account Application or in writing to Westcore Funds. Accounts opened through Service Organizations and certain retirement accounts may or may not have such privileges, depending on the privileges made available by that Service Organization or retirement plan administrator.
•	Shareholders can follow the instructions provided at the Westcore Trans@ction Center to access these services using a personal identification number.
•	Online purchases and redemptions are completed by electronic funds transfer from your bank account to your Westcore account. (Wire transfer is not available for online transactions.) To establish this privilege, please complete the “Bank Information” section of your Account Application. You may also call 800.392.CORE (2673) or access www.westcore.com for the appropriate form.
•	Online redemptions are not available for IRA, business or certain fiduciary accounts. In addition, online exchanges are not available for business or certain fiduciary accounts.
•	There is a $25,000 daily maximum for each account for each separate type of online transaction (purchases, exchanges-in, exchanges-out and redemptions).
•	It may be difficult to reach the Fund by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this Prospectus.

Security Issues

The Fund has procedures to enhance security, including the use of 128-bit encryption through the Westcore Trans@ction Center, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

The Fund also has procedures to confirm that telephone and online transaction requests are genuine. The Fund believes that these procedures are reasonably designed to prevent unauthorized telephone or online transactions, and the Fund and its agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed and the Fund reasonably believes that the transaction is genuine.

14

GENERAL ACCOUNT POLICIES

The Fund may modify or terminate account policies, services and features, but, subject to the Fund’s right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders sixty (60) days’ written notice. The Fund reserves the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

The Fund or its agents may temporarily suspend telephone, wire and online transactions and other shareholder services if they believe it is advisable to do so.

Customer Identification Program

Federal regulations require the Fund to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Account Applications without such information may not be accepted. To the extent permitted by applicable law, the Fund reserves the right to place limits on transactions in your account until your identity is verified. Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld. An Anti-Money Laundering officer has been appointed by the Fund.

Frequent Trading and Market Timing Risk

While the Fund provides shareholders with daily liquidity, its investment programs are designed to serve long-term investors. Market timing and frequent/excessive trading activities (“Frequent Trading”) of the Fund’ s shares can be disruptive to the management of the Fund and hurt the long-term performance of the Fund. In addition, mutual funds with fewer assets under management have greater exposure to Frequent Trading risks.

Frequent Trading of mutual fund shares present a variety of risks for shareholders of a mutual fund who do not engage in Frequent Trading activities. These risks, in general, include:

•	Dilution in the value of a mutual fund’s shares for long-term shareholders;
•	Negative impact on a mutual fund’s performance due to the loss of investment opportunities and/or a more significant impact of cash on fund performance attributable to maintaining larger cash positions to avoid the need to liquidate holdings to meet redemption requests;
•	Increased brokerage costs, administrative costs or capital gains distributions due to higher portfolio turnover;
•	Interference with the efficient management of a mutual fund’s portfolio; and
•	Liquidation of portfolio holdings at a disadvantageous time to satisfy redemption requests.

In addition, mutual funds investing in securities that are primarily listed on foreign exchanges can be impacted by events affecting the price of foreign securities after the close of a foreign exchange, but prior to the close of trading on the Exchange. During such an event, the closing values of foreign securities would no longer reflect their market value; however, a mutual fund holding such foreign securities might continue to use the closing prices listed on the foreign exchange. This would allow an investor to attempt to capture any pricing inefficiencies by engaging in market timing of fund shares, which may result in dilution in the value of mutual fund shares. This strategy is generally referred to as “time-zone arbitrage.”

Similarly, the Fund holds small- and medium- capitalization (e.g., small and medium company) stocks that are thinly-traded may also be prone to pricing inefficiencies on days where limited trading occurs and significant events occur which could materially impact the value of such stocks.

Frequent Trading Policies and Procedures

The Board of the Fund has adopted Frequent Trading Policies and Procedures described below, which are designed to prevent Frequent Trading activities in the Fund.

•	If the Fund believes, in its sole discretion, that an investor is engaging in Frequent Trading activity, the Fund reserves the right to reject any purchase or exchange order. Purchase or exchange orders accepted by a financial intermediary in violation of the Fund’s Frequent Trading policies are not deemed accepted by the Fund and may be cancelled or revoked on the next business day following receipt by the financial intermediary. The Fund will not be responsible for any losses you may suffer as a result of the Fund rejecting your purchase or exchange order. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described on page [ ].
•	The Fund reserves the right to impose restrictions on the trading activity of accounts traded through financial intermediaries.
•	The Board has approved fair value pricing and valuation procedures to address circumstances when prices are either unavailable or considered unreliable. For example, a significant event that is likely to materially affect the Fund’s net asset value has occurred after the relevant foreign market has closed, but prior to the valuation time.

In addition, under Rule 22c-2 of the 1940 Act, the Fund has entered into agreements with financial intermediaries obligating such financial intermediaries to provide, upon the Fund’s request, certain information regarding their customers and their customers’ transactions in shares of the Fund. However, there can be no guarantee that all short-term trading will be detected in a timely manner, since the Fund will rely on the financial intermediaries to provide the trading information, and the Fund cannot be assured that the trading information, when received, will be in a form that can be quickly analyzed or evaluated by the Fund.

15

Neither the Trust nor the Fund accommodates Frequent Trading. However, none of these tools alone, nor all of them taken together, can eliminate the possibility that Frequent Trading activities will occur. The Fund may consider the trading history of accounts under common ownership or control in any Fund for the purpose of enforcing these policies.

16

Written Instructions

To process transactions in writing, your request should be sent to Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323 and must include the following information:

•	The name and class of the Fund(s).
•	The account number(s).
•	The amount of money or number of shares.
•	The name(s) on the account.
•	The signature(s) of all registered account owners (signature guaranteed, if applicable).
•	Your daytime telephone number.

Signature Guarantee

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

The guarantee must be a “Medallion Signature Guarantee” and must be signed in the name of the guarantor by an authorized person with that person’s title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee your signature.

Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the United States.

To protect your accounts from fraud, the following transactions will require a signature guarantee:

•	Transferring ownership of an account.
•	Redeeming by check payable to someone other than the account owner(s).
•	Redeeming by check mailed to an address other than the address of record.
•	Redeeming by check mailed to an address that has been changed within the last 30 days of the redemption request without a signature guarantee.
•	Redeeming by electronic transfer to a bank account other than the bank account of record.

Each shareholder may request the Fund to require a signature guarantee for redemptions greater than $25,000 from your account by completing the applicable section of the Account Application or by calling 800.392.CORE (2673). Once this election has been made, the Fund may only remove it upon receipt of a signature guaranteed letter of instruction.

The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.
17

Annual Small Balance Account Maintenance Fee – Retail Class Only

The Fund may deduct an annual maintenance fee of $12.00 from accounts serviced directly by the Fund with a value less than $750 due to either market activity or redemptions. It is expected that accounts will be valued for the purpose of calculating this maintenance fee on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts with an active automatic investment plan or from accounts of shareholders who have a total of $10,000 or more invested directly with the Fund in multiple accounts (multiple accounts with balances totaling over $10,000 must have the same Social Security number to qualify).

Redemption of Low Balance Accounts

If your account balance falls below the required minimums presented on page [  ]due to redemptions, a letter may be sent advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment of at least $25 per month for Retail Class accounts. If action is not taken within 45 days of the notice, the Retail Class shares held in the account may be redeemed and the proceeds sent by check to your address of record. Institutional Class shares may be exchanged to the Retail Class. The Fund reserves the right to increase the investment minimums.

Involuntary Redemptions

The Fund reserves the right to close an account if the shareholder is deemed to engage in activities relating to the Fund that are illegal or otherwise believed to be detrimental to the Fund.

Right to Delay Delivery & Redeem In-Kind

The Fund reserves the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash. Shareholders who receive a redemption-in-kind may incur additional costs when they convert the securities received to cash and may receive less than the redemption value of their securities, particularly where securities are sold prior to maturity. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.

Address Changes

To change the address on your account, call 800.392.CORE (2673) or send a written request signed by all account owners. Include the name of the Fund(s), the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

Registration Changes

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call 800.392.CORE (2673).

Quarterly Consolidated Statements and Shareholder Reports

The Fund will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions for each calendar year will be mailed to you early in the following year and filed with the IRS.

Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated Prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in the Westcore Funds.

To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Fund’s financial reports and Prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or Prospectuses should call 800.392.CORE (2673) or write to us at Westcore Funds, P.O. Box 44323, Denver, CO 80201. In addition, shareholders have the option to discontinue printed and mailed account statements and/or shareholder reports in favor of electronic versions which may be accessed on the Fund’s website through a link contained in an email sent to the shareholder. Shareholders must “opt-in” for this service by following the instructions on the website at www.westcore.com.
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Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Disclosure of Fund Holdings

The Statement of Additional Information (“SAI”) contains a complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities. All of the Fund’s holdings are posted on the Fund’s website at www.westcore.com on or around the 15th of each month. Information on the Fund’s top ten holdings may be posted earlier than the complete holdings.

Price of Fund Shares

All purchases, redemptions and exchanges will be processed at the net asset value (“NAV”) next calculated after your request is received in good order by the transfer agent or certain authorized financial intermediaries in proper form. The Fund’s NAV is determined as of the close of regular trading on the Exchange, currently 4:00 p.m. Eastern Standard Time, on each day that the Exchange is open. In order to receive that day’s price, your request must be received by the transfer agent or certain authorized financial intermediaries by the close of regular trading on the Exchange on that day. If not, your request will be processed at the Fund’s NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. In the event the Exchange does not open for business because of an emergency, the Fund may, but are not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency situation, please call 800.392.CORE (2673).

In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

The Fund has authorized financial intermediaries to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such financial intermediaries may designate other financial intermediaries to accept purchase and redemption orders on behalf of the Fund.

The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, provided that such reprocessing commences upon determination of an NAV adjustment and proceeds until fully implemented.

The Fund’s NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. The Fund’s investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith under the direction of the Board. If any security is valued using fair value pricing, the Fund’s value for that security is likely to be different from the last quoted market price and from the prices used by other mutual funds to calculate their net asset values.

Valuation

Valuing Domestic Securities
Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. However, securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market, for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices. There are very limited circumstances in which domestic securities are expected to use fair value pricing (for example, if the exchange on which a security is principally traded closes early, if trading in a particular security was halted during the day and did not resume prior to the valuation time or when investing in restricted or private placement securities with no readily available market price). Exchange-traded interest rate futures are valued at the settlement price determined by the relevant exchange.

Valuing Foreign Securities
Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal foreign exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the most recent exchange rate prior to the valuation time provided by the Fund’s independent pricing service. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell shares. Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the valuation time that is likely to materially affect the Fund’s net asset value (i.e., a “significant event”), the security will be fair valued by the Adviser, using pricing procedures for the Fund’s that have been approved by the Board. Examples of potentially significant events that could materially impact the Fund’s net asset value include, but are not limited to, company-specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. The primary objective of fair value pricing with respect to foreign securities is to minimize the possibilities for time-zone arbitrage.

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Valuing Fixed-Income Obligations
Fixed income obligations generally do not have readily available market quotations. As such, the Fund employs an independent pricing service selected by the Adviser, and approved by the Board, that may provide “evaluated” prices using generally accepted pricing methodologies. Prices obtained from the pricing service utilize both dealer-supplied valuations when available, and modeling techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Municipal securities are generally valued at the “evaluated” bid and all other fixed income obligations are generally valued at the mean between the “evaluated” bid and ask prices. If the Adviser concludes that the “evaluated” price is unreliable or if the independent pricing service cannot provide a valuation for the security, the security may be valued using quotations from at least one broker-dealer selected by the Adviser or the security will be fair valued by the Adviser, using pricing procedures for the Fund that have been approved by the Board.

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Derivatives
Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities, as discussed below.

Options on securities and options on indices will be valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally will be valued based on quotes received from a third party pricing service or one or more dealers that make markets in such securities, or at fair value, as discussed below.

Accounts Opened Through a Service Organization

You may purchase or sell Fund shares through an account you have with a financial intermediary (your “Service Organization”). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares. Retail Class Accounts offered through a Service Organization may require different minimum initial and subsequent investments than Westcore Funds requires. Institutional Class accounts offered through a Service Organization may meet the $250,000 minimum investment amount by aggregating multiple accounts within the Fund; however, each separate account must meet a minimum investment requirement of $10,000. Exceptions to the Institutional Class minimums may apply for qualified retirement plans and other account types with lower or no networking and/or omnibus fees charged to the Fund.

The Fund reserves the right to change the amount of minimums through Service Organizations from time to time or to waive them in whole or in part.

Service Organizations may also impose additional charges and restrictions, earlier cut-off times or different transaction policies and procedures, including more or less stringent policies, with respect to charging redemption fees from those applicable to shareholders that invest in the Fund directly. Shareholders investing through Service Organizations should inquire about such policies prior to investing. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. The Westcore Funds are not responsible for the failure of any Service Organization to carry out its obligations to its customers.

Certain Service Organizations may charge networking and/or omnibus account fees with respect to transactions in the Fund that are processed through the National Securities Clearing Corporation (“NSCC”) or similar systems. These fees may be paid by the Fund either directly to the Service Organizations or to the Administrators, which they use to reimburse the Service Organizations.

A Service Organization may receive fees from the Fund or the Adviser for providing services to the Fund or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting, and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Fund or the Adviser with respect to their customers’ assets invested in the Fund. Payments made by the Adviser are predominantly based on current assets serviced by the Service Organization, but they may be based on other measures, such as number of participants in a retirement plan. The amount of these payments as determined from time to time by the Adviser may be substantial, and may differ for different Service Organizations depending on service levels, depth of relationship and product. The Adviser may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars or client appreciation events for such Service Organizations or financial intermediaries using such Service Organizations to raise awareness of the Fund. The receipt (or prospect of receiving) payments described above may provide a Service Organization, its salespersons or financial intermediaries using such Service Organizations with an incentive to favor sales of Fund shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives payments in lower amounts. These payment arrangements will not, however, change the price an investor pays for shares or the amount that the Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations of the Fund.
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DISTRIBUTIONS AND TAXES

Distributions

The Fund’s income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term capital gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of the Fund share by the amount of the dividend on the ex-dividend date.

Distribution Schedule

Fund	Income Dividends	Capital Gains
Westcore Smid-Cap Value Dividend Fund	Generally declared and paid annually	Declared and paid at least annually and generally in December

When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your Account Application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. You may change your distribution option at any time by mail to the appropriate address listed under “How to Contact Westcore Funds,” calling 800.392.CORE (2673), or online at www.westcore.com.

Taxes

U.S. Federal Income Taxes
The following is a summary of certain tax considerations under current law, which may be subject to change, possibly with retroactive effect. The following summarizes the U.S. federal income tax consequences of investments in the Fund for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. This summary is general in nature and you should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

This discussion is based on the assumption that the Fund will qualify under Subchapter M of the Code as regulated investment companies.

The Fund intends to declare as dividends all or substantially all of its taxable income, including its net capital gain (i.e., the excess of long-term capital gain over short-term capital loss).

Distributions attributable to the net capital gain of the Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held.

Other than distributions of net long-term capital gain, Fund distributions will generally be taxable as ordinary income or, in certain cases, as “qualified dividend income” taxable to individual shareholders at the maximum tax rate applicable to long-term capital gains, provided that the individual receiving the dividend satisfies certain holding period requirements for his or her Fund shares. The amount of distributions from the Fund that will be eligible for the “qualified dividend income” lower rate, however, cannot exceed the amount of dividends received by the Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from the Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, Code section 988 transactions or are short-term capital gains, such dividends will not be eligible for the lower rate. Nonetheless, if at least ninety-five percent (95%) of the Fund’s “gross income” for a taxable year is from qualifying dividends, then one hundred percent (100%) of its distributions will be eligible for the lower rate. For these purposes, the Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long-term capital loss from such dispositions.

Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions paid to you.

If a dividend or distribution is made shortly after the purchase of Fund shares, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of your initial investment. This is known as “buying into a dividend.”

Shareholders of the Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the Fund based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term if your holding period for the shares disposed of exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
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The Fund (or its administrative agent) must report to the IRS and furnish to fund shareholders the cost basis information for fund shares sold by the shareholders and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. In the absence of an election by a shareholder to elect otherwise from among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Any distributions on, sales, exchanges or redemptions of, shares held in an IRA (or other tax-qualified plan) generally are not currently taxable. Distributions from such plans will generally be taxed as ordinary income and will be subject to an additional tax if made prematurely.

Fund dividends paid to corporate shareholders that are attributable to “qualifying dividends” received from U.S. domestic corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

A shareholder may be subject to backup withholding on any distributions of income (including exempt-interest dividends), capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (1) has provided either an incorrect tax identification number or no such number, (2) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (3) has failed to certify that the shareholder is not subject to backup withholding, or (4) has not certified that the shareholder is a U.S. person. The backup withholding rate is currently 28%.

The Fund may be, subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. A Medicare surtax of 3.8% will be imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income will take into account ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares.  Any liability for this additional tax will be reported on, and paid with, your federal income tax return.

A shareholder of the Fund may be subject to backup withholding on any distributions of income (including exempt-interest dividends), capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (1) has provided either an incorrect tax identification number or no such number, (2) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (3) has failed to certify that the shareholder is not subject to backup withholding, or (4) has not certified that the shareholder is a U.S. person. The backup withholding rate is currently 28%.

State and Local Income Taxes
Shareholders may also be subject to state and local income taxes on distributions and redemptions. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.
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MANAGEMENT OF THE FUND

Board of Trustees

The business and affairs of the Fund are managed under the direction of the Trust’s Board. The SAI contains information about the Board.

Investment Adviser

Denver Investments, with principal offices at 370 17th Street, Suite 5000, Denver, Colorado, 80202, serves as the investment adviser to the Fund. Denver Investments was originally founded in 1958 as a wholly owned subsidiary of a regional bank and was organized in 1994 as a management-owned Colorado limited liability company. As of [       ], 2016 it had approximately $[   ] billion in assets under management, including approximately $[   ] billion for [15] investment company portfolios.

Denver Investments provides a continuous investment program for the Fund, including investment research and management. Denver Investments makes investment decisions for the Fund and places orders for all purchases and sales of the Fund’s portfolio securities.

Management Expenses

The contractual advisory fees are set at [   ]% of the Fund’s average daily net assets. Additional information regarding the basis for the Board’s approval of the investment advisory agreement for the Fund will be available in the Fund’s Annual Report to shareholders.

Investment Personnel

For additional information regarding investment personnel compensation, other accounts managed, and ownership of securities in the Fund, please see the SAI.

Westcore Smid-Cap Value Dividend Fund
The Westcore Smid-Cap Value Dividend Fund (the “Fund”) is managed by Mr. Derek R. Anguilm, CFA, and Mr. Troy Dayton, CFA, Co-Directors of Value Research, Mr. Mark M. Adelmann, CFA, CPA, Ms. Lisa Z. Ramirez, CFA and Mr. Alex A Ruehle, CFA. These individuals have each been assigned specific industries to focus their research efforts. The portfolio managers are further supported by research analysts. Every new investment is presented to the portfolio managers who review investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. The portfolio managers typically seek to reach consensus on all investment decisions.

Portfolio Managers

Derek R. Anguilm, CFA has been a portfolio manager of the Westcore Smid-Cap Value Dividend Fund since [  ], 2016, the Westcore Global Large-Cap Dividend and the Westcore Mid-Cap Value Dividend Funds since October 1, 2003 and the Westcore Small-Cap Value Dividend Fund since December 13, 2004. He is also a partner and portfolio manager at Denver Investments and is a co-director of Value research. Mr. Anguilm started at Denver Investments in 2000 and joined the Value team in 2001. Prior to joining the firm, he was a research assistant at Everen Securities for one year. Mr. Anguilm received a BS from Metropolitan State College of Denver. He is a CFA® charterholder and a member of CFA Institute and CFA Society Colorado.

Troy Dayton, CFA has been a portfolio manager of the Westcore Smid-Cap Value Dividend Fund since [   ], 2016, the Westcore Global Large-Cap Dividend and the Westcore Mid-Cap Value Dividend Funds since October 1, 2002 and the Westcore Small-Cap Value Dividend Fund since December 13, 2004. He is also a partner and portfolio manager at Denver Investments and is a co-director of Value research. Prior to joining the firm in 2002, Mr. Dayton was an equity research analyst with Jurika and Voyles and an equity research associate at Dresdner RCM Global Investors. He also worked as a trading support officer for Citibank’s Global Asset Management Department in London, England. Mr. Dayton received a BSB from Colorado State University. He is a CFA® charterholder and a member of CFA Institute and CFA Society Colorado.

Mark M. Adelmann, CFA, CPA has been a portfolio manager of the Westcore Smid-Cap Value Dividend Fund since [   ], 2016, the Westcore Global Large-Cap Dividend since June 3, 2002, the Westcore Mid-Cap Value Dividend Funds since October 1, 2002 and the Westcore Small-Cap Value Dividend Fund since December 13, 2004. Mr. Adelmann is also a partner and portfolio manager at Denver Investments and is an analyst on the Value team. Prior to joining the firm in 1995, he worked with Deloitte & Touche for 14 years in auditing and financial reporting and achieved the level of senior manager. Mr. Adelmann received a BS from Oral Roberts University. He is a Certified Public Accountant and is a member of the American Institute of CPAs. He is also a CFA® charterholder and a member of CFA Institute and CFA Society Colorado.

Lisa Z. Ramirez, CFA has been a portfolio manager of the Westcore Smid-Cap Value Dividend Fund since [   ], 2016, the Westcore Global Large-Cap Dividend, the Westcore Mid-Cap Value Dividend and the Westcore Small-Cap Value Dividend Funds since April 30, 2009. She is also a partner and portfolio manager at Denver Investments and an analyst on the Value team. Prior to joining the Value team in 2005, Ms. Ramirez was with the Mid-Cap Growth equity team for eight years. Prior to joining the Mid-Cap Growth equity team Ms. Ramirez started her career at Denver Investments as a portfolio administrator. She received a BS from the University of Colorado at Denver and an MBA from Regis University. Ms. Ramirez is a CFA® charterholder and a member of CFA Institute and CFA Society Colorado.

Alex A. Ruehle, CFA has been a portfolio manager of the Westcore Smid-Cap Value Dividend Fund since [   ], 2016, the Westcore Global Large-Cap Dividend Fund since April 30, 2014, and the Westcore Mid-Cap Value Dividend and the Westcore Small-Cap Value Dividend Funds since April 29, 2016. He is a partner and portfolio manager at Denver Investments and an analyst on the Value team. Mr. Ruehle joined Denver Investments in 2008. He received a BS and an MBA from the University of Denver. He is a CFA® charterholder and a member of CFA Institute and CFA Society Colorado.

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Co-Administrators

ALPS Fund Services, Inc. (“ALPS”) and the Adviser serve as co-administrators (“Administrators”) to the Fund and receive fees in such capacity. ALPS has also agreed to maintain the financial accounts and records of the Fund, to compute the net asset value and certain other financial information relating to the Fund and provide transfer agency services to the Fund.

The Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund is intended to not exceed the estimated costs that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, the Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s transfer agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

The Periodic Reimbursement Amount is then accrued on a daily basis as an expense to the Fund until the next Periodic Reimbursement calculation is made.

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FINANCIAL HIGHLIGHTS

As the Fund has only recently commenced operations, financial highlights are not yet available.
26

WHERE TO FIND MORE INFORMATION

More information about the Fund is available to you upon request and without charge:

ANNUAL AND SEMI-ANNUAL REPORT

The Annual and Semi-Annual Reports, when available, provide additional information about the Fund’s investments, performance and portfolio holdings. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Fund’s investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

Investors can get free copies of the Fund’s Annual Report, Semi-Annual Report or SAI. They may also request other information about the Fund and make shareholder inquiries.

Write to:	Westcore Funds 1290 Broadway Suite 1100 Denver, CO 80203

By phone:	800.392.CORE (2673)

Web:	www.westcore.com

Information about the Fund (including the Fund’s SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202.942.8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Westcore Funds
Investment Company Act File No. is 811-03373

Funds distributed by ALPS Distributors, Inc.
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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

WESTCORE TRUST

Statement of Additional Information

for

Westcore Municipal Opportunities Fund

[            ], 2016

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Fund’s prospectus dated [        ], 2016, as the same is revised from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus for the Fund. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely based upon the information contained herein. Copies of the Fund’s Prospectus may be obtained by calling 800.392.CORE (2673) or by writing ALPS Distributors, Inc. (“ADI”) at Westcore Funds, P.O. Box 44323, Denver, CO 80201. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

THE TRUST

The Westcore Trust (the “Trust”) is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company. The Trust’s predecessor was originally incorporated in Maryland on January 11, 1982.

The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios. This SAI pertains to the Westcore Municipal Opportunities Fund. For information concerning any investment portfolios offered by the Trust, contact Westcore Funds, P.O. Box 44323, Denver, CO 80201 or call 800.392.CORE (2673).

INVESTMENT LIMITATIONS

The Fund is classified as a diversified fund for purposes of the 1940 Act.

The Prospectus for the Fund describes the Fund’s investment objectives. The following information supplements and should be read in conjunction with the description of the investment objectives, principal strategies and principal risks for the Fund in the Prospectus.

The following investment limitations are “fundamental” limitations, unless otherwise noted, which means the Fund may not change any of them without the approval of a majority of the holders of the Fund’s outstanding shares (as defined under “Miscellaneous” below). Unless expressly stated in the Prospectus or the SAI, the other investment restrictions contained in the Prospectus or SAI are not fundamental limitations.

The Fund may not:

1.  Purchase or sell real estate, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time. The Fund may also purchase and sell securities of issuers that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

2.  Act as an underwriter of another company’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act” or “Securities Act”) in connection with the purchase and sale of securities owned by the Fund.

3.  Borrow money or issue senior securities, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.

4.  Make loans, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations and orders may be amended from time to time.

5.  Purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts, except to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

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6.  Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time, provided that municipal bonds shall not be regarded as an industry or group of industries for purposes of the foregoing.

For the purposes of limitation No. 4, permissible lending activities include the lending of portfolio securities subject to and in accordance with policies adopted by the Board of Trustees.

For the purposes of limitation No. 5, all swap agreements and other derivative investments that were not classified as commodities or commodity contracts prior to the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act are not deemed to be commodities or commodity contracts.

For the purposes of limitation No. 6, the Trust currently intends to use the industry classifications utilized by Denver Investments (the “Adviser” or “Denver Investments”)within the investment team’s portfolio management processes. In light of the current state of regulatory requirements, the Fund does not concentrate 25% or more of its total assets in any particular industry or group.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

If a percentage limitation or other statistical requirement is met at the time the Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

As a non-fundamental policy, the Fund may not borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. The Fund may not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 10% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund’s investment practices described in this SAI or the Prospectus are not deemed to be pledged for purposes of this limitation.
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TYPES OF INVESTMENTS AND OTHER RISKS

The Fund’s principal investment strategies and risks are described in the Fund’s Prospectus. The following details the types of investments and non-principal strategies and risks that may apply to the Fund. The Fund reserves the right to invest in other types of securities not described herein as long as they are not precluded by policies discussed elsewhere in the Prospectus and/or this SAI.

Asset-Backed Securities

The Fund may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities are issued by either governmental or non-governmental entities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of private issues is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, subordination, over collateralization or a reserve account. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations and credit card receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. The Funds may also invest in other types of asset-backed securities that may be available in the future.

The calculation of the average weighted maturity of asset-backed securities is based on estimates of average life. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of both interest and principal on the securities are typically made monthly, thus in effect “passing through” monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Collateralized Debt Obligations

The Funds is subject to additional risks in that it may invest in collateralized debt obligations (“CDOs”). CDOs are typically separated into tranches representing different degrees of seniority for repayment. The top tranche of CDOs, which represents the highest credit quality in the pool, has the greatest seniority and pays the lowest interest rate. Lower CDO tranches represent lower degrees of seniority and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CDOs is especially sensitive to the rate of defaults in the collateral pool. These securities are often purchased in private placement transactions, including securities exempt from registration under Rule 144A of the 1933 Act, and may have restrictions on resale making the Fund subject to greater levels of liquidity risk than other bond funds that do not invest in such securities. The market values of CDOs may be more volatile than those of conventional debt securities.

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Commodity Interests

Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, exempts an adviser of a fund that invests in “commodity interests” from registration as a “commodity pool operator” (“CPO”) provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

Denver Investment Advisors LLC, doing business as Denver Investments, (the “Adviser” or “Denver Investments”) intends to comply with the requirements of the CEA by at all times either (i) operating the Fund in a manner consistent with the restrictions of Rule 4.5, including filing, if applicable, a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines, and/or (ii) registering as a CPO with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”).

Corporate Debt Securities

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

Cybersecurity Risk

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

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Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Derivative Instruments

The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Derivatives include, but are not limited to, options, futures and options on futures (see additional disclosure below).

The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index or security on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard securities. Using derivatives requires an understanding not only of the underlying asset, index or interest rate, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Fund, as described in more detail below, may invest in various types of derivatives for the purpose of hedging, risk management, seeking to reduce transaction costs, or otherwise seeking to add value to the Fund. However, there is no guarantee that a particular derivative strategy will meet these objectives. The Fund will not use derivatives solely for speculative purposes.

In addition to the risks associated with specific types of derivatives as described below, derivatives may be subject to the following risks: (1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms; (2) Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller; (3) Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate; (4) Correlation Risk: the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying asset, index or rate; and (5) gains and losses on investments in options and futures depend on the ability of the Adviser to correctly predict the direction of securities prices, interest rates and other economic factors.

The SEC takes the position that transactions that are functionally similar to borrowings or that create leverage exposures can be viewed as issuances of “senior securities” by the Fund. To prevent such transactions being viewed as “senior securities” subject to the 1940 Act prohibition, the Fund may (1) maintain an offsetting investment; (2) segregate liquid assets equal to the value of the Fund’s potential exposure under the leveraged transactions; or (3) maintain other “cover” for the transaction as provided by SEC guidance. Fund transactions subject to the “senior security” prohibition are marked-to-market daily to assure that liquid assets equal to the potential exposure created by these transactions are maintained. These “cover” requirements may require that securities be sold or purchased in adverse market conditions. Further, maintaining segregated assets to cover “senior securities” transactions may result in such securities being unavailable for other investment purposes or to satisfy redemptions.

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Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of the fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the fund to support its obligations under a similar uncleared swap.

Credit Default Swaps. The Fund may enter into credit default swap agreements for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap. . In connection with credit default swaps in which the Fund is selling protection, the Fund will segregate or “earmark” liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk – the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund may enter into credit default swap transactions as either a purchaser or seller up to 5% of the Fund’s net assets in aggregate based on the transaction notional amounts. The Fund will only enter into credit default swap transactions with counterparties approved by the Board with ratings at least A1/A+ at the time of the transaction.

Futures. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. Government securities or a single stock (“security future”)), securities indices (“stock index future”), foreign currencies, and other financial instruments and indices. The Fund may engage in futures transactions on both U.S. and foreign exchanges.

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Futures contracts entered into by the Fund (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC or, with respect to certain funds, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, NFA, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

Rule 4.5 under the CEA exempts an adviser of a fund that invests in “commodity interests” from registration as a CPO provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

The Adviser intends to either: (i) comply with the requirements of the CEA by operating the Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines; (ii) comply with the requirements of the CEA by registering as a CPO with the CFTC and the National Futures Association; or (iii) operate the Fund in a manner such that the Fund will not be a “commodity pool” under the CEA.

Futures Contracts on Foreign Currencies. To the extent the Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. For example, the Funds may take a “short” position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Funds’ portfolio securities. On other occasions, the Funds may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

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Margin Payments. Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Options. The Fund may purchase put and call options and may write covered call and secured put options issued by the Options Clearing Corporation that are listed on a national securities exchange. Such options may relate to particular securities or to various stock or bond indexes, except that the Fund may not write covered call options on an index.

A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option. Writing a secured put option means that the Fund maintains in a segregated account with its custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Writing a covered call option means that the Fund owns or has the right to acquire the underlying security, subject to call at the stated exercise price at all times during the option period. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the index.

Options purchased by the Fund will not exceed 5% of its net assets and options written by the Fund will not exceed 25% of its net assets.

In order to close out call or put option positions, the Fund will be required to enter into a “closing purchase transaction” – the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, they will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

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By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit. In addition, the Fund is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If the Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of the Fund. If the Adviser is incorrect in its forecast for the underlying security or other factors when writing options, the Fund would be in a worse position than it would have been had the options not been written.

In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

When the Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. Options with no active secondary market will be included in the calculation of the Fund’s illiquid assets.

Options on Futures Contracts. The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.
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Security Futures Contracts. The Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, the Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, the Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases. For example, the Fund may take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

[Stock Index Futures Contracts. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks.

The Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expect to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

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Structured Securities. The Fund may invest in structured securities such as equity-linked structured notes. Equity-linked structured notes are derivative securities that are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Dollar Roll Transactions

The Fund may enter into dollar roll transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities under a dollar roll transaction becomes insolvent, the Fund’s use of proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Fund will engage in dollar roll transactions solely for the purpose of acquiring securities for its portfolio and not for investment leverage.

Equity Securities

Equity securities generally include common stocks, preferred stocks, securities convertible into common or preferred stocks, warrants to purchase common or preferred stocks and other depositary receipts or foreign equivalents of common or preferred stocks.

Common stocks represent shares of ownership in a company and usually carry voting rights but no guarantee of dividend payments. Preferred stocks generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stocks generally do not carry voting rights.

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Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of weeks, months or years or indefinitely.

Foreign Currency Exchange Transactions

The Fund may buy and sell securities and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. The Fund will purchase foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange contracts establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to the Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Board.

Forward foreign currency exchange contracts allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

The Fund may maintain “short” positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to the Fund’s investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

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Illiquid Securities

The Fund will not knowingly invest more than fifteen percent (15%) of the value of its net assets in securities that are illiquid. The Fund considers illiquid securities to be those securities which the Adviser does not believe could be sold in an orderly transaction within seven business days at approximately the value at which they are being carried on the Fund’s books. Illiquid securities include certain securities that are not registered under the Securities Act (“restricted securities”), certain unrestricted securities with limited daily trading volume, as well as repurchase agreements, securities loans and time deposits that are not terminable within seven days and certain municipal leases. A security’s illiquidity might prevent the sale of the security at a time when the Adviser might wish to sell. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund’s management or performance. In addition, these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities.

Restricted securities will be subject to the 15% limitation unless the Adviser, under the supervision of the Board, determines that a liquid trading market exists. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Restricted securities may be purchased by institutional buyers under Rule 144A. Therefore, the purchase of restricted securities could have the effect of increasing the level of illiquidity of the Fund during periods that qualified institutional buyers become uninterested in purchasing these securities.

The Adviser monitors the liquidity of restricted securities in the Fund’s portfolio under the supervision of the Board. In reaching liquidity decisions, the Adviser may consider the following factors, although such factors may not be determinative: (a) the unregistered nature of a 144A security; (b) the frequency of trades and quotes for the 144A security; (c) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers; (d) dealer undertakings to make a market in the 144A security; (e) the nature of the 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the 144A security, the method of soliciting offers and the mechanics of the transfer); and (f) the trading markets for the 144A security.

Investment Companies

The Fund may purchase securities issued by other investment companies that invest in high quality, short-term debt securities that determine their NAV per share on the amortized cost or penny-rounding method (i.e., money market funds). In addition, the Fund, may invest in other investment companies that invest in a manner consistent with the Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”). The Fund will limit its investments in accordance with restrictions imposed by the 1940 Act so that, to the extent required by law, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund. These restrictions do not apply to investments by the Fund in investment companies that are money market mutual funds to the extent that those investments are made in accordance with applicable exemptive rules or authority.

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As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by Shareholders. The Fund’s investments in investment companies may include various ETFs, subject to the Fund’s investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the New York Stock Exchange and NYSE MKT. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Portfolio can generate brokerage expenses.

Investments with Non-U.S. Exposure

The Fund’s investments may be in securities that are issued by non-U.S. domiciled issuers, non-U.S. traded securities, securities of issuers directly or indirectly exposed to the risks associated with non-U.S. countries including emerging markets, and/or U.S. traded and non-U.S. traded depositary receipts. A single investment may be classified under more than one of these categories, each of which entails consideration of certain risk factors that may have an adverse impact on the Fund’s performance.

Non-U.S. Issuers. Westcore Funds defines “non-U.S. issuers” as foreign governments (or any political subdivision, agency, authority or instrumentality of such government) or if the issuer is organized under the laws of a non-U.S. country.

There may be less publicly available information about non-U.S. issuers than U.S. issuers. Non-U.S. issuers may not be subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to U.S. issuers. Non-U.S. issuers may be subject to rules and regulations, including taxation, that differ significantly from those that apply to U.S. issuers.

In addition, there may be less government regulation of non-U.S. issuers than those issuers domiciled in the United States, and the legal remedies for investors in non-U.S. domiciled issuers may be more limited than the remedies available to those issuers domiciled in the United States. Furthermore, with respect to certain foreign countries, there are risks of political, economic or social instability or diplomatic developments which could adversely affect investments in companies domiciled in those countries. For example, securities of companies domiciled in certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. These companies may also be subject to greater risk of expropriation of private industry and, thus, a partial or total loss of the Fund’s investment in such securities.

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Non-U.S. Traded Securities. Westcore Funds defines “non-U.S. traded securities” as those securities of U.S. issuers and non-U.S. issuers that trade in foreign currency and/or exclusively on one or more exchanges located outside of the United States. Non-U.S. traded securities may be subject to special risks associated with trading on a non-U.S. exchange and being denominated in a foreign currency.

The Fund may invest up to 25% of its assets in non-U.S. dollar denominated securities. There are risks and costs involved in investing in non-U.S. traded securities (including securities issued by foreign governments), which are in addition to the usual risks inherent in securities that trade on a U.S. exchange and are denominated in U.S. dollars. Investments in non-U.S. traded securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. Non-U.S. traded securities may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability, less government regulation, less public information, security registration requirements and less comprehensive security settlement procedures and regulations. Future political and economic developments, and the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect these securities. These and other factors could make it difficult to effect transactions, potentially causing the Fund to experience losses or miss investment opportunities.

Emerging Markets and Developing Countries. The Fund may invest either directly or indirectly in countries with emerging markets and developing countries. The risks associated with emerging market investments may be different from or greater than the risks associated with investing in developed countries.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. Certain developing countries also may face serious currency exchange constraints.

In addition, there is generally less government supervision and regulation of exchanges, brokers, financial institutions, custodians and issuers in these countries than there is in the United States.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, the Fund, and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Depositary Receipts. Investments in non-U.S. securities may be in the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities (together, “depositary receipts”). These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company and evidence ownership of underlying non-U.S. domiciled securities. EDRs and GDRs are receipts issued by a non-U.S. bank or financial institution evidencing ownership of underlying U.S. or non-U.S. domiciled securities. Depositary receipts that trade on a non-U.S. exchange, such as EDRs and GDRs, will be considered non-U.S. traded securities for purposes of the 10% investment limitation.

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Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, whereas foreign issuers typically bear certain costs in a sponsored facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The lack of information may result in inefficiencies in the valuation of such instruments.

Investments in ADRs do not eliminate all of the risks of trading in non-U.S. domiciled and non-U.S. traded securities. The market value of ADRs is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted. However, by investing in depositary receipts, such as ADRs, the Fund may avoid currency risks during the settlement period for purchases and sales.

Other Investments Potentially Affected By Foreign Exposure. Securities of certain issuers that are domiciled in the United States and trade on a U.S. exchange but have significant operations or relationships in countries other than the United States may be subject to some or all of the risks described above, to the extent of such operations and relationships.

Lower-Rated Securities

Investments in issuers of securities rated below investment grade (commonly known as “junk bonds”) are considered to be more speculative than securities rated investment grade and higher. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of the Fund’s shares, may be particularly volatile. There are particular risks associated with these securities, including: (a) the relative youth and growth of the market; (b) their greater sensitivity to interest rate and economic changes, which could negatively affect their value and the ability of issuers to make principal and interest payments; (c) the relatively low trading market liquidity for the securities, which may adversely affect the price at which they could be sold; (d) a greater risk of default or price changes because of changes in the issuer’s creditworthiness; (e) the adverse impact that legislation restricting lower-rated securities may have on their market; (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Funds may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; and (g) the creditworthiness of issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Funds defaulted, the Funds could incur additional expenses to seek recovery. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in the Fund’s net asset value per share.

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In certain circumstances it may be difficult to determine a lower-rated security’s fair value due to a lack of reliable objective information. This may occur where there is no established secondary market for the security or the security is thinly traded. As a result, Fund’s valuation of such a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may adversely affect the value and liquidity of lower-rated securities held by the Funds, especially in a thinly-traded market. Illiquid or restricted securities held by the Funds may involve special registration responsibilities, liabilities, costs and valuation difficulties.

The ratings of Rating Agencies evaluate the safety of a lower-rated security’s principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, the Adviser continuously monitors the issuers of lower-rated securities held in the Fund’s portfolio for their ability to make required principal and interest payments. If a security undergoes a rating revision, the Funds involved may continue to hold the security if the Adviser decides this is appropriate.

Master Limited Partnerships

A master limited partnership is a limited partnership in which the ownership units are publicly traded. Master limited partnership units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Master limited partnerships often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Additionally, since master limited partnerships generally conduct business in multiple states the Funds can be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in the master limited partnership.

Money Market Instruments

The Fund may invest from time to time in “money market instruments” such as bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including instruments issued or supported by the credit of U.S. or foreign banks. Although the Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the instrument to present minimal credit risks, these investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed twenty percent and twenty-five percent respectively, of the Fund’s total assets at the time of purchase.

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Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Investments by the Fund in commercial paper and similar corporate obligations will consist of issues that are rated within the three highest Short-Term Credit Ratings as presented in Appendix A.

The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. The Fund intends to invest only in funding agreements that have a put feature which may be exercised on seven days’ notice.

Mortgage-Related Securities

Mortgage-Backed Securities Generally. Mortgage-backed securities held by the Fund represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor’s monthly payments to his lending institution are “passed-through” to an investor such as the Fund. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as “modified pass-through.” These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

The Fund may purchase mortgage-related securities that are secured by entities such as Government National Mortgage Association (“GNMA”), Fannie Mae, Freddie Mac, commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) that are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities also include Fannie Mae guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae guaranteed Mortgage Pass-Through Certificates are guaranteed as to timely payment of principal and interest by Fannie Mae. Mortgage-related securities include Freddie Mac Mortgage Participation Certificates (also known as “PCs”). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by private stockholders. Freddie Mac PCs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac PCs entitle the holder to timely payment of interest, which is guaranteed by the Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

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On September 6, 2008, the Federal Housing Finance Authority (“FHFA”), an agency of the U.S. government, placed Fannie Mae and Freddie Mac into conservatorship under its authority with the stated purpose to preserve and conserve each entity’s assets and property, and to put each entity in a sound and solvent condition. The effect that this conservatorship will have on these entities’ debt and equities is unclear, and no assurance can be given that any steps taken by the FHFA or the U.S. Treasury with respect to Fannie Mae or Freddie Mac will succeed.

Underlying Mortgages. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one to four family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of variable rate mortgages (“VRM”), growing equity mortgages (“GEM”), graduated payment mortgages (“GPM”) and other types where the principal and interest payment procedures vary. VRMs are mortgages that reset the mortgage’s interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRMs, its interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund’s net asset value since the prices at which these securities are valued will reflect the payment procedures.

All poolers apply standards for qualification to local lending institutions that originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

The Fund may invest in multiple class pass-through securities, including CMOs and Real Estate Mortgage Investment Conduits (“REMICs”) Certificates. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including GNMA, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests, which in general are junior and more volatile than regular interests. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

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Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that amount may be lost if there is a decline in the market value of the security whether resulting from increases in interest rates or prepayment of the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true because mortgages underlying securities are prone to prepayment in periods of declining interest rates. For this and other reasons, a mortgage-related security’s maturity may be shortened by unscheduled prepayments on underlying mortgages and, therefore, it is not possible to accurately predict the security’s return to the Fund. Mortgage-related securities provide regular payments consisting of interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested. The compounding effect from reinvestment of monthly payments received by the Fund will increase its respective yield to shareholders, compared to bonds that pay interest semi-annually.

CMOs may involve additional risks other than those found in other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to the Fund based on the Fund’s analysis of the market value of the security.

As new types of mortgage-backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in equity and/or debt securities issued by equity and mortgage REITs, which are real estate investment trusts. Equity REITs invest directly in real property. Mortgage REITs invest in mortgages on real property.

REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.

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A pro rata portion of REIT fees and expenses will be borne by the Fund’s shareholders. These fees and expenses are in addition to fees charged directly to the Fund and borne by Fund shareholders in connection with its operations.

Repurchase Agreements

In a repurchase agreement, the Fund agrees to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller and the seller must maintain the value of the securities subject to the agreement and held by the Fund as collateral at one hundred and one percent of the repurchase price.

Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, the Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days after notice by the Fund. If, in the future, the Fund enters into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed fifteen percent of the value of the Fund’s net assets.

The repurchase price under repurchase agreements entered into by the Fund generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund’s custodian or in the Federal Reserve/Treasury book-entry system.

Restricted Securities

The Fund may invest in restricted securities which are securities subject to legal or contractual restrictions on resale. These may include private placements of equity securities issued by issuers who have publicly traded equity securities of the same class issued and outstanding (“private investment in public equity” or “PIPES”). In many cases, PIPES are subject to contractual restrictions on resale. As a result of the absence of a public trading market for the PIPES, they may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. The Fund’s investments in PIPES may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that registration will remain in effect.

The Fund may also invest in restricted securities that can be offered and sold under Rule 144A of the Securities Act. Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. However, the purchase of restricted securities could have the effect of increasing the level of illiquidity of the Fund during periods that qualified institutional buyers become uninterested in purchasing these securities. Thus, restricted securities will be subject to the 15% limitation on illiquid securities unless the Adviser, under the supervision of the Board, determines that a liquid trading market exists. Additionally, from time to time under certain market conditions, these deemed liquid restricted securities may be subsequently reviewed and deemed illiquid based on such market conditions.

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Reverse Repurchase Agreements

The Fund may borrow for temporary purposes by entering into reverse repurchase agreements. Under these agreements, the Fund sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price. When the Fund enters into a reverse repurchase agreement, it maintains in a separate custodial account cash, U.S. Government obligations or other liquid high-grade debt obligations that have a value at least equal to the repurchase price.

Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. In addition, the value of portfolio securities the Fund sells may decline below the price it must pay when the transaction closes. Reverse Repurchase Agreements also involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the net asset value of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities.

As reverse repurchase agreements are deemed to be borrowings by the SEC, the Fund is required to maintain continuous asset coverage of three hundred percent. Should the value of the Fund’s assets decline below three hundred percent of borrowings, the Fund may be required to sell portfolio securities within three days to reduce the Fund’s debt and restore asset coverage to three hundred percent.

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants. These instruments are privileges enabling the owners to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights or warrants involves the risk that the effective price paid for them, when added to the subscription price of the related security, may exceed the value of the subscribed security’s market price. This could occur when there is no movement in the level of the underlying security.

Securities Lending

The Fund may lend its portfolio securities to institutional investors as a means of earning additional income. Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned. Securities loans will be made only to borrowers deemed by the Adviser to present minimal credit risks and when, in its judgment, the income to be earned from the loan justifies the possible risks.

When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Cash collateral also may be invested in privately-placed interests in a trust or other entity, which may be affiliated, that invests solely in the instruments permitted for investment of cash collateral. Such investments are further described under the caption “Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments.” Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, these loans may be called at any time, including if a material event affecting the investment were to occur.

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Collateral for such securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities or an irrevocable letter of credit issued by a bank that meets the investment standards of the Fund and whose securities are eligible for purchase under the objectives, policies and limitations of the Fund.

Stand-By Commitments

The Fund may acquire stand-by commitments with respect to Tax-Exempt Obligations held in its portfolio. Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund’s option, specified Tax-Exempt Obligations at a specified price. The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund’s acquisition cost of the Tax-Exempt Obligations (excluding any accrued interest that the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying instrument.

The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the Adviser’s sole opinion, present minimal credit risks. The Fund’s reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Tax-Exempt Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information.

The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Tax-Exempt Obligations, which would continue to be valued in accordance with the Fund’s normal method of valuation.

Tax-Exempt Obligations

Tax-Exempt Obligations include “general obligation” securities, “revenue” securities, private activity bonds and “moral obligation” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue securities are payable only from the revenues derived from a particular facility, the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such bonds are included within the term “Tax-Exempt Obligations” only if the interest paid thereon is exempt from regular federal income tax. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Moral obligation securities are normally issued by special purpose public authorities. If the issuer is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

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Within the types of Tax-Exempt Obligations described above there are other categories, including municipal leases, which are often sold in the form of certificates of participation. These obligations are issued by state and local governments or authorities to finance the acquisition or construction of equipment and facilities. Certain of these obligations present the risk that a municipality may not have the funds approved or “appropriated” by a governing body for the lease payments. Moreover, lease obligations may be limited by municipal charter or other provisions that do not permit acceleration of the lease obligation upon default. Because certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances, they may not be as liquid or marketable as other types of Tax-Exempt Obligations.

There are variations in the quality of Tax-Exempt Obligations both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, any inherent structural features (e.g., call features, sinking fund, pre-refunded, escrowed) and the rating of the issue.

Payment on Tax-Exempt Obligations relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations. In the event of a foreclosure, collection of proceeds may be delayed and may not be sufficient to pay the principal or accrued interest on the defaulted Tax-Exempt Obligations.

Certain investments of the Fund may be subject to the federal alternative minimum tax. These securities are not considered to be Tax-Exempt Obligations for purposes of the Fund’s policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Tax-Exempt Obligations.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments may include short-term debt-securities, cash and cash equivalents. If the Fund takes a temporary position at the wrong time, the position could have an adverse impact on the Fund’s performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest all of its assets in temporary defensive positions.

Trust Preferred Securities

The Fund is subject to additional risks in that each may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities, which have certain favorable characteristics for the issuer in light of capital regulations and/or rating agency classifications. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

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Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS® ”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPS(SM)”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

The market values of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act, and would then be restricted securities, which may be sold only either pursuant to an effective registration statement or an exemption from the 1933 Act. Although Trust Preferred Securities may be readily marketable, there can be no assurance as to the liquidity of trust preferred securities and the ability of holders of trust preferred securities, such as the Fund, to sell their holdings.

U.S. Government Obligations

The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association (“Fannie Mae”), General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of Freddie Mac, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Such investments are further described under the caption “Mortgage Related Securities.”

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Variable and Floating Rate Instruments

The Fund may purchase variable and floating rate demand instruments, including variable amount master demand notes, issued by corporations, industrial development authorities and governmental entities. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor the issuer’s financial ability to meet payment on demand.

Variable and floating rate demand instruments acquired by the Fund may include participations in Tax-Exempt Obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide the Fund with a specified undivided interest (up to one hundred percent) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days’ notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment in full of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss. Variable and floating rate instruments with no active secondary market will be included in the calculation of the Fund’s illiquid assets.

When-Issued Purchases and Forward Commitments

The Fund may purchase or sell securities on a “when-issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Fund as when-issued or forward commitment transactions, even though some of the risks described may be present in such transactions. These transactions permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund would bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery occurs. Because the Fund is required to segregate liquid assets in an amount sufficient to satisfy the purchase price until the settlement date cash, the Fund’s liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes.

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When the Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, it will segregate liquid high-grade debt obligations or other eligible liquid assets equal to the amount of the purchase or the commitment in accordance with SEC guidance. The market value of the segregated assets will be monitored and in the event of a decline, the Fund will be required to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund’s commitments. In the case of a forward commitment to sell portfolio securities, the Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

The Fund will enter into these transactions only with the intention of completing them and actually purchasing or selling the securities involved. However, if deemed advisable as a matter of investment strategy, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued or forward commitment transaction, and any subsequent fluctuations in their value, are taken into account when determining the Fund’s net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

Zero Coupon and Pay-In-Kind Securities

Zero coupon bonds (which do not pay interest until maturity) and pay-in-kind securities (which pay interest in the form of additional securities) may be considered more speculative than other securities and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends and require stockholders to pay tax on such dividends (except if such dividends qualify as exempt-interest dividends).

PORTFOLIO TURNOVER & BROKERAGE

The Adviser serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”).

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Subject to the general supervision of the Trust’s Board of Trustees (the “Board”) and the provisions of the Trust’s Advisory Agreement relating to the Fund, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund. The Adviser is also responsible for selecting brokers to affect these transactions and the resulting portfolio turnover.

PORTFOLIO TURNOVER

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs. High portfolio turnover may result in the realization of substantial capital gains, including short-term capital gains, which must be distributed to shareholders as taxable income. The Fund’s portfolio turnover rates will vary over time, and could exceed 100%, based on certain market conditions.

BROKERAGE COMMISSIONS

The Advisory Agreement for the Fund provides that the Adviser will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Adviser to cause the Fund to pay a broker-dealer that furnishes “eligible” brokerage and research services under Section 28(e) of the Securities Exchange Act of 1934, as amended (“Research”), a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that the Adviser in good faith determines that the commission is reasonable in relation to the value of the brokerage and/or research service provided (“Research Arrangement”).

Research Arrangements generally can be categorized as either “proprietary” or “third party.” When the broker-dealer that executes a trade also provides the Adviser with internally generated research in exchange for one bundled per share commission price that Research Arrangement is referred to as “proprietary.” In a “third party” Research Arrangement, the executing broker provides independent Research generated by a third party in exchange for commission dollars.

Transactions on U.S. and international stock exchanges and equity securities traded over-the-counter involve the payment of negotiated brokerage commissions. The Adviser negotiates standard commission rates used for executing equity trades that are on a per share basis. The cost of transactions executed on international stock exchanges are generally based on a percentage of the principal traded and may vary based on the market in which the security is traded. Typically, all of the commissions paid for executing equity trades on behalf of the Funds include a Research Arrangement. Denver Investments estimates that approximately 25% to 50% for domestic equity and 50% to 75% for international equities of the commission paid for trades where Denver Investments receives proprietary Research is for the cost of execution, with the balance attributable to the Research received. “Third party” Research involves the executing broker providing the independent Research generated by a third party in exchange for commission dollars. In these cases, Denver Investments negotiates the execution cost with the executing broker. Denver Investments estimates that approximately 10% to 25% of the commission paid is for the cost of execution, with the balance attributable to the Research received.

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To constitute eligible “research services” such services must qualify as “advice,” “analyses” or “reports.” To determine that a service constitutes research services, the Adviser must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. The Adviser may determine that a service has a mixed use (i.e., the service constitutes both a permissible research or brokerage service and an ineligible service). When this occurs, the Adviser will reasonably allocate the cost of the service according to its use, so that the portion that assists in eligible research and brokerage services is obtained using portfolio commissions from the Funds, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser.

Many over-the-counter issues, including corporate debt and government securities, may be traded without stated commissions, but the price includes an undisclosed commission or mark-up. Securities purchased and sold by the Fund may be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. Transactions in the over-the-counter market may be principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Fund may participate, if and when practical, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Fund may from time to time purchase securities issued by the Trust’s regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, ADI or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. The Adviser will not enter into agreements, express or implied, with brokerage firms pursuant to which it would select a firm for execution as a means of remuneration for recommending it as an investment adviser, nor in connection with the distribution of mutual funds advised or sub-advised by the Adviser. However, portfolio transactions may be executed through broker-dealers that have made such a recommendation, if otherwise consistent with seeking the best overall terms available in executing portfolio transactions.

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The Adviser manages other accounts in a similar investment style and these accounts frequently invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. In instances where the purchase or sale order for a single security cannot be aggregated across all clients, the Adviser maintains aggregation and allocation policies and procedures that the Adviser believes to be fair and equitable to all over the long term. In some instances, this may adversely affect the price paid or received by the Fund or the size of the position obtained by or disposed of by the Fund.

NET ASSET VALUE

The net asset value per share of the Fund is calculated as set forth in the Prospectus.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares in the Fund are sold on a continuous basis by ADI.

Shares of all Westcore Funds may be exchanged for shares of all other Westcore Funds, including the Fund.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange (“NYSE”) is stopped at a time other than 4:00 p.m. Eastern Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing net asset value. In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Fund may redeem shares involuntarily: (i) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; (ii) to collect any charge relating to a transaction effected for the benefit of a shareholder; (iii) in connection with the closing of an account, if the shareholder is deemed to engage in activities relating to the Fund that are illegal or otherwise believed to be detrimental to the Fund, as provided in the Prospectus; and (iv) in connection with a low balance account, as provided in the Prospectus. In addition, the Trust reserves the express right to redeem shares of the Fund involuntarily at any time if the Board determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund.

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio’s net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash. Shareholders who receive a redemption in kind may incur additional costs when they convert the securities received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

On a business day when the NYSE closes early due to a partial holiday or otherwise, the Trust will advance the time at which purchase and redemption orders must be received in order to be processed on that business day and receive that day’s price. The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as determined by the rules and regulation of the SEC exists making disposal of the Fund’s investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

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The Trust has authorized one or more brokers to receive, on behalf of the Trust, purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary’s authorized designee, received the order. Customers’ orders will be priced at the Fund’s net asset value computed after they are received by an authorized financial intermediary or the financial intermediary’s authorized designee.

Shares purchased by financial intermediaries on behalf of their customers will normally be held of record by the financial intermediaries and beneficial ownership of shares will be recorded by the financial intermediaries and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular financial intermediary and the Trust’s transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by the Trust’s transfer agent directly to a customer with a copy to the financial intermediaries, or will be furnished directly to the customer by the financial intermediaries. Other procedures for the purchase of shares established by financial intermediaries in connection with the requirements of their customer accounts may apply. Customers wishing to purchase shares through their financial intermediaries should contact such entities directly for appropriate purchase instructions.

DESCRIPTION OF SHARES

Under the Trust’s Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Amended and Restated Declaration of Trust authorizes the Board to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board has authorized the issuance of nineteen outstanding classes of shares, consisting of twelve retail share classes and ten institutional share classes, with a retail class for the Westcore Municipal Opportunities Fund. The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

Each share of the Trust has no par value, represents an equal proportionate interest in the Fund, and is entitled to such dividends and distributions of the income earned on the Fund’s assets as are declared at the discretion of the Trustees. Shares of the Fund have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus of the Fund, the Fund’s shares will be fully paid and nonassessable by the Trust. In the event of a liquidation or dissolution of the Trust or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust’s respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of the Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

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Shareholders of the Trust will vote together in the aggregate and not separately on the Fund-by-Fund basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular Westcore Fund. In accordance with Rule 18f-3 of the 1940 Act, each class of shares shall have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement, and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. Rule 18f‑2 under the 1940 Act (“Rule”) provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Westcore Fund affected by the matter. The Fund is affected by a matter unless it is clear that the interests of the Fund in the matter are substantially identical or that the matter does not affect any interest of the particular Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund. However, the Rule also provides that the ratification of the appointment of the Independent Registered Public Accounting Firm, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust’s outstanding shares (irrespective of class) may elect all of the Trustees. The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Furthermore, under the 1940 Act, the Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any Trustee or Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares. If a shareholders’ meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold.

Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for this purpose and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the trust or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

If the Trustees elect to follow the second course above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

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After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

The Amended and Restated Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

The Trustees’ decision to liquidate a portfolio may result from various factors that lead the Trustees to believe that such action would be advisable. For example, there may be poor market conditions, the Fund may be unable to attract or retain sufficient investments or unforeseen expenses may hinder the Fund’s ability to provide competitive returns. Liquidation of a portfolio could have negative tax consequences for a shareholder.

ADDITIONAL INFORMATION CONCERNING TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

The following discussion of federal income tax law applies only to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. person have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.
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If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partners and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from federal income tax treatment. Distributions from the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may also be exempt from state and local income taxes in certain states.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”), and to timely distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. The Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund even though the Fund is a series of the Trust. Furthermore, the Fund will separately determine its income, gain, losses and expenses for federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, or (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (3) in the securities of one or more qualified publicly traded partnerships,; and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which the Fund may invest in some investments.

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With respect to (i) above, the Internal Revenue Service (the “ IRS”) may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If the Fund were disqualified as a regulated investment company: (i) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (ii) shareholders would be taxed as if all dividends they received were ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of the net short-term capital losses) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. The Fund intends to distribute substantially all of its investment company taxable income and its net capital gains, after offsetting any capital loss carryforwards, as capital gain dividends in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain dividends paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

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 If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses may be carried forward indefinitely until they are used to offset capital gains. If future capital gains are offset by carried-forward capital losses, such future capital gains will not be subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed.

A regulated investment company may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year an amount at least equal to 98% of its ordinary taxable income and at least 98.2% of its capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year including any retained amount for the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of the property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax, although there can be no assurance that the Fund will be able to do so. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis).

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Taxation of Fund Distributions

Exempt-interest dividends paid by the Fund are exempt from regular Federal income taxes. Dividends of taxable net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. None of the Fund’s distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to “qualified dividend income” in the hands of an individual shareholder.

For the Fund to qualify to pay tax-exempt dividends for any taxable year, at least fifty percent of the aggregate value of its assets at the close of each quarter of the Fund’s taxable year must consist of exempt-interest obligations.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s adjusted basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives dividends or distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. A shareholder’s tax basis in the shares so received will be equal to such amount.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

The Fund may earn taxable income from various sources, including temporary investments, the discount on stripped obligations or their coupons, income from securities loans or other taxable transactions, certain income from contingent payments of principal or interest on tax-exempt bonds, and ordinary income on the sale of market discount bonds. If you are a taxable shareholder, any income dividends received by the Fund, with respect to this income, is taxable to you as ordinary income.

Gain recognized on the disposition of a debt obligation purchased with market discount (generally, at a price less than the principal amount) will be treated as ordinary income to the extent of the portion of market discount that accrued during the period of time the Fund held the debt obligation, unless the Fund made an election to accrue market discount into income currently. Fund distributions of accrued market discount on municipal bonds are taxable to shareholders as ordinary income to the extent of the Fund’s earnings and profits.

If the Fund purchases a taxable debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. However, Fund distributions from accruals of original issue discount on municipal bonds will generally qualify as taxable as exempt-interest dividends to shareholders. Although interest on certain private activity bonds is exempt from regular federal income tax, such interest is a tax preference item for taxpayers when determining their alternative minimum tax under the Code. Private activity bond interest could subject a shareholder to or increase the shareholder’s liability under the federal alternative minimum tax, depending on your personal or corporate tax position. Persons defined in the Code as substantial users (or persons related to such users) of facilities financed by private activity bonds should consult their tax advisors before buying Fund shares. Shareholders should also consult their own tax advisors as to whether they are subject to the federal alternative minimum tax, the Federal “branch profits” tax, or the Federal “excess net passive income” tax.

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Tax-exempt income must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax.

Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from federal income tax treatment. Distributions from the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may also be exempt from state and local income taxes in certain states.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a taxable gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any exempt-interest dividend received and any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the U.S. federal income tax consequences of the particular investment policies of the Fund.

The Fund’s investments in financial instruments and futures contacts and options, are complex and, in some cases, uncertain. Such investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  A portion or all of the recognized taxable income may be ordinary income or short-term capital gain and thus may be taxable to shareholders as ordinary income. When the Fund sells a put or call option, the premium received generally is not included in income at the time of receipt. If the option expires, the premium is generally included in income of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

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Some of the Fund’s investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or losses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”). Section 1256 contracts held by the Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

Generally, hedging transactions undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

The Fund may make one or more of the elections available under the Code that apply to straddles. Such elections may affect the amount, character and timing of the recognition of gains or losses from the affected straddle positions, and may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because comprehensive regulations implementing the straddle rules have not been promulgated, the tax consequences to the Fund of hedging transactions are not always clear and investors should consult their own tax advisers in this regard.

Gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund collects the U.S. dollar amounts of such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses may increase, decrease, or eliminate the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by the Fund from foreign sources may be subject to foreign withholding taxes and other similar income taxes. Although the Fund that pays foreign taxes generally may elect either to claim a foreign tax credit or to deduct foreign taxes in computing its taxable income, the Fund may have insufficient tax liability to fully utilize such a credit or deduction because the Fund’s taxable income is reduced by distributions to its shareholders. However, if more than fifty percent of the value of the Fund’s total assets at the close of its taxable year were to consist of securities of foreign corporations, the Fund would be eligible to elect to “pass-through” to its shareholders the amount of such foreign taxes paid by the Fund.  Alternatively, if the Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described fifty percent requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least fifty percent of the value of its total assets is represented by interests in other regulated investment companies. The Fund does not expect to qualify for either election described in this paragraph, and makes no assurances as to either the availability of any election discussed in this section or its willingness to make any such election.

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Backup Withholding

The Fund will be required in certain cases to withhold and remit to the United States Treasury a percentage of the taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to back-up withholding by the IRS for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an “exempt recipient.” The percentage required to be withheld is currently twenty-eight percent.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Fund (or its administrative agent) must report to the IRS and furnish to its shareholders cost basis information for Fund shares that are redeemed, exchanged, or otherwise sold, and indicate whether the shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, the Fund will use a default cost basis method. In general, the cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares unless the shareholder revokes or changes the standing election. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The Fund must also report the gross proceeds from the sale of Fund shares.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer and on the undistributed net investment income of certain estates and trusts, provided (in each case) the taxpayer’s gross income as adjusted exceeds a threshold amount. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income includes ordinary income and capital gain distributions received with respect to shares of the Fund and net gains from redemptions or other taxable dispositions of Fund shares, , but does not include exempt-interest dividends received from the Fund. Net investment income is reduced by deductions properly allocable to such income.

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Foreign Accounts

Under the Foreign Account Tax Compliance Act (or FATCA), foreign financial institutions (“FFIs”) or non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations. An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Reportable Transactions

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not determine whether the taxpayer’s treatment of the loss is proper.

Other Tax Matters

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. In addition, since master limited partnerships in which the Fund may invest generally conduct business in multiple states, the Fund can be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in the master limited partnership.
41

Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change, possibly with retroactive effect, by legislative or administrative actions.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. The Trustees are responsible for major decisions relating to each Fund’s objective, policies and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
Mary K. Anstine Age 76	Chairman and Trustee	Since January 1, 2013 Since February 22, 2006	• Retired, September 2004 - Present; • President/Chief Executive Officer, HealthONE Alliance (hospitals), 1994-2004; • Various positions leading to Executive Vice President of First Interstate Bank of Corporation and predecessors (banking), 1961-1994.	12	Ms. Anstine is a Trustee of ALPS ETF Trust (24funds); Financial Investors Trust (36 funds); ALPS Variable Investment Trust (9 funds); and Reaves Utility Income Fund (1 fund).
John A. DeTore, CFA Age 58	Trustee	Since December 31, 2009	• CEO/Founder, United Alpha, LLC (investment management firm), 2003-present • CIO, GRT United Alpha, LLC (investment management), 2006 present • CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009-2011 • Managing Director/Director of Strategic R&D, Putnam Investments (investmen management), 1999-2000 • Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994-1999.	12	None

42

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Rick A. Pederson Age 64	Trustee	Since February 13, 2007
• President, Foundation Properties,
    Inc. (a real estate investment
    management company), 1994 –
    present
• Advisory Board member, Bow
    River Capital Partners (private
    equity management), 2003 –
    present
• Advisor, Pauls Corporation (real
    estate investment management and
    development), 2008 – present
• Chairman, Ross Consulting Group
    (real estate consulting services),
    1983 - 2013
• Advisory Board, Neenan Company
    (construction services), 2002 –
    present
• Board Member, Prosci Inc.
    (private business services), 2013 –
    present
• Board Member, Citywide Banks
    (Colorado community bank), 2014 –
    present
• Board Member, Professional
    Pediatric Health Care, Inc. (a
    Denver-based home nursing firm),
    2014 - present
• Director, National Western Stock
    Show (not-for-profit organization),
    2010 – present
• Director, Biennial of the Americas
    (not-for-profit-organization), 2012 –
    2015.
• Board Member, Strong-Bridge
    Consulting, 2015-present.
• Board Member, History Colorado,
    2015 – present.
				12	Mr. Pederson is a Trustee of ALPS ETF Trust (24 funds); and Principal Real Estate Income Fund (1 fund).

43

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. Smith Age 64	Trustee	Since December 31, 2009	• Private Equity Consultant, 2003 present • Trustee, The Nature Conservancy (non-profit), July 2007-present; Chairman June 2014-present • Chairman, Yellow Pages Group of New Zealand (yellow pages), May 2007-May 2009 • Chairman and CEO, StellarOne Corp. (software development company), 2003 • Executive VP – Consumer Markets, Qwest Communications (telecommunications industry), 2001-2002 • President and CEO Qwest Dex (yellow pages), 1997-2001 • Various positions leading to VP with US West and affiliated and predecessor entities (telecommunications industry), 1979-1997.	12	None
Douglas M. Sparks CPA (Inactive) Age 73	Trustee	Since December 31, 2009	• Retired, 2000-present • General Manager, Mister Remo of California, Inc., (apparel manufacturing) 1998-2000 • Partner, Ernst & Young LLP, (public accounting) 1981-1995 • Senior Manager, Ernst & Young LLP, (public accounting) 1977-1981 • Staff Professional, Ernst & Young LLP, (public accounting) 1968- 1977.	12	None

44

OFFICERS
Jasper R. Frontz, CPA, CFA Age 48 Denver Investments 370 17th Street, Suite 5000 Denver, Colorado 80202	Treasurer	Since February 12, 1997
•  Chief Compliance Officer and Chief Operations Officer, Denver Investments,
    March 31, 2014-present, Partner, Denver Investments, January 1, 2014 present; prior thereto, Vice President, Denver Investments, May 2000
    December 2013, Director of Mutual Fund Administration, Denver
    Investments, June 1997-May 2000
•  Registered Representative, ALPS Distributors, Inc., 1995- present
•  Treasurer, November 1997-2011 and Chief Compliance Officer September
   2004-2011, Blue Chip Value Fund, Inc. (mutual fund).

	Chief Compliance Officer	Since September 29, 2004
Jill Kerschen Age 42 1290 Broadway, Suite 1100 Denver, Colorado 80203	Assistant Treasurer	Since November 21, 2013
•  Vice President and Fund Controller, ALPS Fund Services, Inc., July 2013-
    present
•  Senior Manager, Financial & Tax Reporting 2007-2013, Senior Manager,
    Financial Reporting, Tax Reporting & Compliance 2007-2011, Senior
    Investment Analyst, Financial Reporting 2004-2007, and Assistant Manager,
    Mutual Fund Reconciliation & Revenue 2001-2004, Great West Financial.

Richard C. Noyes Age 46 1290 Broadway, Suite 1100 Denver, Colorado 80203	Secretary	Since February 17, 2016
•  Senior Vice President and Director of Legal Administration, 2016-present
•  Vice President and Senior Counsel, ALPS Fund Services, Inc. 2015-2016
•  Assistant Vice President and Senior Legal Counsel, Janus Capital
    Management LLC, 2008-2015.

[1]	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

[2]	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

[3]	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Columbia Variable Portfolio Partners Small-Cap Value Fund, the Northern Trust Multi-Manager Small-Cap Fund, and the Clearwater International Fund, which are also advised or sub-advised by Denver Investments.

[4]	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since November 30, 2006. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1961 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

45

John A. DeTore

Mr. DeTore was an Interested Trustee of the Trust from December 31, 2009 to January 10, 2014. Since January 10, 2014, Mr. DeTore has served as an Independent Trustee. Mr. DeTore has over 25 years of financial services experience. Currently, Mr. DeTore is the Chief Executive Officer and Founder of United Alpha LLC, CIO, GRT United Alpha, LLC, a Portfolio Manager with GRT Capital Partners LLC, an investment management firm, and an Adjunct faculty member of the Sloan School of Management, Massachusetts Institute of Technology. Previously, he held positions at Putnam Investments for eight years and Wellington Management for seven years, primarily leading their respective quantitative research efforts. He was selected to serve as a Trustee of the Trust based on his business, academic, investment management, and financial services experience.

Rick A. Pederson

Mr. Pederson has been an Independent Trustee of the Trust since February 13, 2007. He currently serves as President of Foundation Properties, Inc., a real estate investment manager, and is an Advisory Board Member at Bow River Capital Partners, a private equity investment management firm. Mr. Pederson is also Advisor of the Pauls Corporation, a real estate investment management and development company, an Advisory Board member at Neenan Co., a construction services company, a Board Member of Prosci Inc., a Board Member of Professional Pediatric Health Care, Inc., a home nursing firm, a private business services company, a Board Member of Citywide Banks, a community bank, and a Director of two not-for-profit organizations--the National Western Stock Show and Biennial of the Americas. He has previously served as Chairman of Ross Consulting Group, a real estate consulting service. He was selected to serve as a Trustee of the Trust based on his business, investment management and financial services experience.

James A. Smith

Mr. Smith has been an Independent Trustee to the Trust since December 31, 2009. Mr. Smith has over 30 years of experience in business, primarily in the telecommunications industry with Qwest and its predecessor and affiliated organizations. Currently, Mr. Smith’s principal occupations include serving as a Private Equity Consultant and as a Trustee to The Nature Conservancy. He was selected to serve as a Trustee of the Trust based on his business experience.

Douglas M. Sparks

Mr. Sparks has been an Independent Trustee to the Trust since December 31, 2009. Currently retired, Mr. Sparks has 28 years of experience in the public accounting industry, including 14 years as an audit partner with Ernst & Young LLP. He was selected to serve as a Trustee of the Trust based on his business and accounting experience.

Janice M. Teague

Ms. Teague has been an interested Trustee and President of the Trust since June 2, 2016. Prior to this, Ms. Teague had served as an Independent Trustee to the Trust since February 13, 2007. Currently retired, Ms. Teague has over 20 years of financial services experience. Ms. Teague’s business career was primarily working in the legal and fund administration services at both Berger Funds and Janus Funds, holding positions leading up to Vice President at Berger Financial Group LLC. She was selected to serve as a Trustee of the Trust based on her business, investment management, accounting, and financial industry experience.

46

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Trustees. The Trust has engaged Denver Investments to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of six members, all of whom are Independent Trustees. The Board meets at five regularly scheduled meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, an Investment Review Committee and a Nominating and Governance Committee and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. In February 2011, the Trustees consolidated the responsibilities of the Qualified Legal Compliance Committee into the Audit Committee. Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mary K. Anstine, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of each Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman Trustee may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances. These include the Trust’s multiple series of Fund shares, the Fund’s single portfolio of assets, the Fund’s net assets and the services provided by the Fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of each Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of each Fund's compliance program and reports to the Board regarding compliance matters for the Funds and its principal service providers. In addition, as part of the Board's periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Standing Board Committees

The Board has established three committees, the Audit Committee, Investment Review Committee, and Nominating and Governance Committee.

The Audit Committee annually considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Committee considers the engagement and compensation of the Independent Public Accounting Firm. The Committee ensures receipt from the Independent Public Accounting Firm of a formal written statement delineating relationships between the Independent Public Accounting Firm and the Trust, consistent with applicable auditing standards. The Committee also meets with the Independent Public Accounting Firm at least once each year outside the presence of management representatives to review the scope and results of the audit and typically meets quarterly or otherwise as requested by the Committee’s Chairman or the Independent Public Accounting Firm. This Committee is also responsible for receiving reports of evidence of Material Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto. As of June 2, 2016, the Audit Committee is comprised of Ms. Anstine and Messrs. Sparks (Chairman) and Smith. All of the members of the Audit Committee are Independent Trustees. The Audit Committee met four times during the fiscal year ended December 31, 2016.

47

The Investment Review Committee is responsible for reviewing, in an oversight capacity, the investment activities of the Funds. As of June 2, 2016, the Investment Review Committee is comprised of Ms. Teague and Messrs. DeTore and Pederson (Chairman) each of whom is an Independent Trustee. The Investment Review Committee met four times during the fiscal year ended December 31, 2016.

The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee is comprised of Mr. Smith, and Mses. Anstine (Chairman) and Teague, each of whom is an Independent Trustee. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary. The Nominating and Governance Committee met two times during the fiscal year ended December 31, 2015.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Trust as of [        ], 2016:

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
Mary K. Anstine	None
John A. DeTore	None
Rick A. Pederson	None
James A. Smith	None
Douglas M. Sparks	None

As of December [  ], 2016, the Trustees and officers of the Trust, as a group, did not own any shares of the Fund as the Fund was not operational at that time.

Also, as of December [  ], 2016, none of the Independent Trustees owns shares or has an equity interest in the Adviser or ALPS Distributors, Inc., the Fund’s principal underwriter or any affiliate thereof.

48

Each Trustee receives an annual fee of $24,000 plus $3,000 for each Board meeting attended, $1,000 for each Nominating and Governance Committee meeting attended and $1,500 for each Audit Committee and Investment Review Committee meeting attended. Each Trustee is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity, and the Chairman of the Nominating and Governance Committee, Audit Committee and Investment Review Committee are each entitled to receive an additional $500 for each Committee meeting attended. In the event a formal special meeting is necessary which is held by telephone, the meeting fee is reduced to $500 per Trustee. The President receives a fee of $2,500 per regularly scheduled Board meeting. Effective October 1, 2004, the Trustees appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees annually determine the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer. The following chart provides certain information about the Trustee and Chief Compliance Officer fees paid by the Trust for the fiscal year ended December 31, 2015:

Name of Person/ Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex*
Mary K. Anstine, Chairman/Trustee	$49,500	--	$49,500
John A. DeTore, Trustee	44,000	--	44,000
Rick A. Pederson, Trustee	46,000	--	46,000
James A. Smith, Trustee	45,000	--	45,000
Douglas M. Sparks, Trustee	46,000	--	46,000
Robert L. Stamp**	29,032	--	29,032
Janice M. Teague, Trustee***	45,000	--	45,000
Jasper R. Frontz, Chief Compliance Officer	$120,000	--	$90,000

*	The Fund Complex, at the close of its fiscal year, includes funds with a common investment adviser or sub-advisor which is an affiliated person. There were fifteen funds in the Fund Complex: the twelve Westcore Funds currently offered to the public, Columbia Variable Portfolio Partners Small-Cap Value Fund, the Northern Multi-Manager Small-Cap Fund, and the Clearwater International Fund, which are also advised by Denver Investments.

**	Mr. Stamp resigned as a Trustee to the Fund effective November 15, 2011. Compensation reported here for Mr. Stamp is deferred compensation resulting from his participation in the Trust’s Deferred Compensation Plan.

***	Ms. Teague became President and an Interested Trustee on June 2, 2016.

Each Trustee is entitled to participate in the Trust’s Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

49

The Adviser, of which Mr. Frontz, Treasurer of the Trust, is a Partner, Chief Operations Officer and Chief Compliance Officer, receives compensation as the investment advisor and co‑administrator. ALPS Fund Services, Inc. (“ALPS”), of which Ms. Kerschen and Mr. Noyes are employees, receives compensation as co‑administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, ADI, serves as distributor to the Trust.

Except for Mr. Frontz, no employee of ADI, ALPS or the Adviser receives any compensation from the Trust for acting as an officer or Trustee.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Amended and Restated Declaration of Trust further provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment; that no Trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee. With the exception stated, the Amended and Restated Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been Trustee, and that the Trustees will indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

Investment Adviser

The Adviser serves as investment adviser to the Fund pursuant to an Advisory Agreement. In the Advisory Agreement, the Adviser has agreed to provide a continuous investment program for the Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Fund. The current Advisory Agreement for the Fund became effective on [   ], 2016.

The table below provides the management fee to be paid by the Fund, pursuant to the terms set forth in the advisory agreement discussed above:

50

Annual
Fund	Management Fee
Westcore Municipal Opportunities Fund	[ ]%

Denver Investments has contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional other expenses so as to limit the Fund’s Retail Total Annual Fund Operating Expenses (“Total Annual Fund Operating Expense Limits”) from [     ], 2016 until at least April 30, 2017.

Total Annual Retail Class Fund Operating

Fund	Expense Limit
Westcore Municipal Opportunities Fund	[ ]%

The Adviser manages other investment management accounts in addition to the Fund. Each account managed by the Adviser has its own investment objective and policies and is managed accordingly by a particular team of portfolio managers. As a result, from time to time two or more accounts, even if managed by the same team, may pursue divergent investment strategies with respect to investments or categories of investments.

The Advisory Agreement is effective for its first two years and thereafter will continue in effect from year to year so long as such continuance is approved annually by a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. The Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or the Adviser on sixty days’ written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of the Fund.

The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser, as co-administrator, also provides administrative services to the Fund pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Distributor

ADI, an affiliate of ALPS (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent of the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor.

51

Administrators

ALPS has entered into an Administration, Bookkeeping and Pricing Services Agreement (the “ALPS Administration Agreement”) to maintain the financial accounts and records of the Fund and to compute the net asset value and certain other financial information of the Fund; to assist in maintaining the Fund’s office; furnishing the Fund with clerical and certain other services required by the Fund; compile data for and prepare various notices; annual and semi-annual shareholder reports to the SEC; prepare other reports that may be required by applicable securities, investments, tax or other laws and regulations of the United Sates; prepare filings with state securities commissions; coordinate federal and state tax returns for the Fund; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations and generally assist in the Fund’s operations. Under the ALPS Administration Agreement, ALPS is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of ALPS in the performance of its duties under the ALPS Administration Agreement.  For its services under the ALPS Administration Agreement, the Funds in the Trust pay ALPS a fee based on the average annual net assets of the Funds.

Subsequent to the initial two year term of the ALPS Administrative Agreement discussed above, the fees to be paid by the Fund may be subject to an adjustment for inflation.

Also, Denver Investments, has entered into an Administration Agreement (the “DI Administration Agreement”) to assist in maintaining the Fund’s office; furnishing the Fund with clerical and certain other services required by the Fund; compile data for and prepare various notices; annual and semi-annual shareholder reports to the SEC; prepare other reports that may be required by applicable securities, investments, tax or other laws and regulations of the United Sates; prepare filings with state securities commissions; coordinate federal and state tax returns for the Fund; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations and generally assist in the each Fund’s operations.

The table below provides the fees to be paid by the Trust, pursuant to the DI Administration Agreement discussed above:

Asset Level	Annual Administrative Fee
First $[ ] billion in average daily net assets of the Trust	[ ]%
Net assets greater than $[ ] billion in average daily net assets of the Trust	[ ]%

The Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Trust is intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, the Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

The Periodic Reimbursement Amount is then accrued on a daily basis as an expense to the Fund until the next Periodic Reimbursement calculation is made.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon Corporation (the “Custodian”), with principal offices at One Wall Street, New York, New York 10286, serves as custodian of the assets of the Fund pursuant to a custody agreement (the “Custody Agreement”). Under the Custody Agreement, the Custodian has agreed to hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund. The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. Under the Custody Agreement, the Custodian receives from the Trust a fee based primarily on the assets and transactions of the Fund subject to an overall minimum.

52

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for the Fund. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Fund; (b) make dividend and other distributions to shareholders of the Fund; (c) effect transfers of shares; (d) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (e) facilitates the electronic delivery of shareholder statements and reports; and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

PORTFOLIO MANAGERS

As of [             ], 2016, the following tables summarize the other investment activities of the portfolio manager.

FIXED INCOME TEAM*
	Harris	Johnson	Shea	Foley

Registered Investment Companies
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Other Pooled Accts
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Other Accts
Assets	$[ ]	$0	$0	$[ ]
# of Accounts	[ ]	0	0	[ ]

Performance Based
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Grand Totals
Assets	$[ ]	$0	$0	$[ ]
# of Accounts	[ ]	0	0	[ ]

53

Description of Material Conflicts of Interest

The Adviser has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Westcore Fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Adviser believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Fund and its other managed funds and accounts have been reasonably designed.

Westcore Funds Portfolio Manager Compensation Structure Disclosure

The Adviser is a limited liability company with “members” or “partners” as the owners of the firm. The compensation structure for partners versus employees differs such that a separate description of portfolio managers’ compensation is required for those portfolio managers who are partners and those who are not partners.

The Adviser’s goal is to create an environment that promotes stability and ensures the alignment of employee incentives with clients’ interests. All investment professionals are eligible for equity ownership positions, which are based on several factors including performance, product profitability, ability to grow the business and other qualitative factors.

Partners have a base salary plus an incentive component, as well as equity ownership in the firm. All investment professionals who are non-owners have a base salary, an incentive component and participate in a profit-sharing program.

Regarding incentive compensation, the single most important measurement is client account returns versus their benchmark. If excess returns are achieved, investment professionals are eligible for annual bonuses which emphasize long-term performance.

Both partner and non-partner portfolio managers may also participate in the Adviser’s defined contribution retirement plan, which includes normal matching provisions and a discretionary contribution in accordance with applicable tax regulations.

Ownership of Securities. As the Fund is new, the portfolio manager has no ownership in the Fund.

EXPENSES

Operating expenses borne by the Fund includes taxes, interest, fees and expenses of its Trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Fund’s custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Fund also pays for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

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DISCLOSURE OF FUND PORTFOLIO HOLDINGS

It is the Westcore Funds’ policy to publicly disclose portfolio holding information of all holdings on a monthly basis on the Fund’s website at www.westcore.com so that all investors and prospective investors have equal access to current information at the same time. Generally the information will be posted on the Fund’s website on or around the 15th of each month and the Fund is allowed to disclose their top 10 portfolio holdings as frequently as monthly and from time to time before the complete holdings are disclosed, provided that such information is first made publicly available via the Fund’s website. Portfolio holdings information is disclosed to the Fund’s service providers or its agents in order to carry out the Fund’s operations. Each of the Fund’s service providers or its agents is required to keep such information confidential by agreement or by general professional fiduciary duty. The identity of such entities is provided below:

Recipient Name	Frequency of Holdings Disclosure	Lag of Information Provided	Date of Information	Date Provided to Recipients
Abel/Noser Corp. (Trade Cost Analysis Services used by Adviser)	Daily	None	Daily	Daily
CapitalIQ (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
Bloomberg (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
Denver Investments (Investment Adviser and Co-Administrator)	Daily	None	Daily	Daily
Eagle Investment Systems (Accounting Systems Software utilized by Adviser)	Daily	None	Daily	Daily
Eze Castle Software, Inc. (Trade Order Management System and Compliance Monitoring System provider utilized by Adviser)	Daily	None	Daily	Daily
Factset Research Systems, Inc. (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
ISS, Inc. (Proxy Voting provider utilized by Adviser and Funds)	Daily	None	Daily	Daily
Financial Tracking Technologies LLC (Compliance Monitoring System utilized by Adviser)	Daily	None	Daily	Daily
Schwab Compliance Technologies (Compliance Monitoring System utilized by Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Co-Administrator, Bookkeeping and Pricing Agent)	Daily	None	Daily	Daily
Interactive Data Pricing and Reference Data, Inc. (Pricing provider utilized by Administrator)	Daily	None	Daily	Daily
The Bank of New York Mellon Corporation (Custodian)	Daily	None	Daily	Daily
Electra Information Systems, Inc. (Asset Reconciliation provider utilized by Administrator)	Daily	None	Daily	Daily
Lipper, Inc.	Monthly	No greater than 10 days	Month-end	On or before the 10th day of each month

55

Recipient Name	Frequency of Holdings Disclosure	Lag of Information Provided	Date of Information	Date Provided to Recipients
Global Investment Systems L.P. (Mutual Fund Accounting Systems Software utilized by ALPS)	As needed	None	Daily	As needed
[ ] (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel to the Funds and Independent Trustees)	As needed	None	As needed	As needed

In addition to the categories of persons and names of persons described above who may receive nonpublic information, brokers executing portfolio trades on behalf of the Fund may receive nonpublic holdings information in connection with such trades.

The Adviser manages accounts in addition to the Westcore Funds as previously disclosed in the section titled “Portfolio Managers.” The Adviser has also contracted to provide certain institutional style model portfolios to third parties for a management fee. Although separate from the Fund, these accounts and model portfolios may be managed in an investment style similar to certain Westcore Funds and thus may have similar portfolio holdings, which are accessible by authorized individuals earlier than the Fund’s holdings disclosure policy.

Neither the Fund nor its Adviser shall receive any compensation or other consideration in connection with the disclosure of information about portfolio securities. Only the Trust’s President and Treasurer may authorize the disclosure of information about portfolio securities that deviates from the policy described above which will be disclosed to the Board at its next regularly scheduled meeting. The Adviser has concluded that this policy does not present conflicts between the best interests of Westcore shareholders and the Adviser. This policy is subject to annual review by the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

[             ], with principal offices at [              ], serves as Independent Registered Public Accounting Firm for the Fund.

As of the date of this SAI, the Fund has not commenced operations. When available, you can obtain copies of the Fund’s Annual Report and Semi-Annual Report at no charge by writing or telephoning the Trust at the address or number on the front page of this SAI.

COUNSEL

Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, serves as counsel to the Trust and will pass upon certain legal matters relating to the Fund.

CODES OF ETHICS

The Trust, the Adviser and ADI have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The codes of ethics are on public file with, and available from, the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.

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As indicated in the Prospectus, the Adviser permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Fund, in accordance with the Adviser’s policy regarding personal investing by members, officers and employees of the Adviser. The Adviser policy requires all members, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy. In addition to pre-clearance, the policy subjects members, officers and employees of the Adviser to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Adviser’s policy. The provisions of the policy are administered by and subject to exceptions authorized by the Adviser.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted the Adviser’s proxy voting policies and procedures, which sets forth the guidelines to be utilized by the Adviser in voting proxies for the Fund. To execute this responsibility, the Adviser relies heavily on its subscription to ISS, a division of MSCI, Inc. A summary of the Adviser’s proxy voting policy and procedures is attached hereto as Appendix B and is incorporated herein by reference.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge at www.westcore.com and on the SEC Internet Site at www.sec.gov.

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

From time to time, the yields, tax-equivalent yields, effective yields and the total return (before taxes) of the Fund may be quoted in newsletters, advertisements and other publications that may include comparisons of the Fund’s performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services. Performance information is generally available by calling ALPS at 800.392.CORE (2673).

Any fees charged by your Service Organization directly to your account in connection with an investment in the Fund will not be included in the Fund’s calculations of yield and/or total return.

Performance quotations of the Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.

Yield Calculations

The funds yield shows the rate of income the Fund earns on its investments as a percentage of its share price. It represents the amount you would earn if you remained invested in the Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in NAV. Each yield is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund’s net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

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Where:	a =	dividends and interest earned during the period.

	b =	expenses accrued for the period (net of reimbursements).

	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.

	d =	net asset value per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by the Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Interest earned on any debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Fund may elect either (i) to amortize the discount and premium or the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available, or (ii) not to amortize discount or premium on the remaining security.

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Undeclared earned income will be subtracted from the net asset value per share (variable “d” in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

“Tax-Equivalent” Yield Calculations

The Fund also may quote a taxable equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable federal income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any.

From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by the federal government. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

Total Return Calculations

The average annual total return (before taxes) represents the average annual percentage change in the value of an investment in the Fund over a specified measuring period. Average annual returns for more than one year tend to smooth out variations in the Fund’s return and are not the same as actual annual results. The Fund computes its average annual total return (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

Where:	ERV=	ending redeemable value at the end of the period covered by computation of a hypothetical $1,000 payment made at the beginning of the period.

	P=	hypothetical initial payment of $1,000.

	N=	period covered by the computation, expressed in terms of years.

The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in the Fund over a specified measuring period. It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

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The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts. The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for the Fund are included in the Prospectus.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) that would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) that would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

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The Fund may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, “Materials”) a total return figure that more accurately compares the Fund’s performance with other measures of investment return. For example, in comparing the Fund’s total return with data published by Lipper, Inc., or Morningstar, Inc., or with the performance of an index, the Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

The Fund may also from time to time include discussions or illustrations of the effects of compounding in Materials. “Compounding” refers to the fact that, if dividends or other distributions on an investment in the Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

In addition, the Fund may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The materials may also refer to or describe the types of clients the Adviser advises, and describe the Adviser’s method of operation, internal work environment, procedure and philosophy. The Fund may also include in Materials charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. From time to time, the materials may include contests or promotions that may include the award of Fund shares as prizes, and a waiver of certain minimum amount requirements to open an account.

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MISCELLANEOUS

As used in this SAI, a “majority of the outstanding shares” of the Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund or class.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

A-1

“Prime-1” – Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” – Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” – Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

A-2

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments that is solely reliant upon a sustained, favorable business and economic environment.

“D” – Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

A-3

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

-	PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” – Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” – Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” – Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” – Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” – Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” – Bonds represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

A-4

“C” – Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” – Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

A-5

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.
•	Negative means that a rating may be lowered.
•	Stable means that a rating is not likely to change.
•	Developing means a rating may be raised or lowered.
•	N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events that, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

A-6

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels – MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

A-7

“MIG-2”/”VMIG-2” – This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” – This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

A-8

Appendix B

Summary of Denver Investments’ Proxy Voting Policy

Denver Investments relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions we maintain on clients’ behalf and for which we have voting authority. Annually, we fully review ISS’ independence and its Proxy Voting Guidelines. We follow ISS’ General Guidelines on most issues for shareholder vote. However, ISS does offer more customized proxy voting policies, such as Taft-Hartley and Public Fund Advisory which may be selected by clients for an additional fee. Major subcategories within ISS’ guidelines are:

1)	Operational Items
2)	Board of Directors
3)	Proxy Contests
4)	Anti-takeover Defenses and Voting Related Issues
5)	Mergers and Corporate Restructurings
6)	State of Incorporation
7)	Capital Structure
8)	Executive and Director Compensation
9)	Corporate Social Responsibility (CSR) Issues
10)	Mutual Fund Proxies
11)	Global Proxy Voting Matters

ISS’ Proxy Voting Guidelines may be updated from time to time.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of the firm’s investment clients, we can and will override ISS’ recommendation through a manual vote. If more than one investment team or Wealth Management portfolio manager holds the security, the decision to override should be authorized by a member of each investment team or the Wealth Management portfolio manager. The final authorization to override an ISS recommendation must be approved by the CCO or a member of Denver Investments’ Oversight Committee other than the individual requesting the override. A written record supporting the decision to override the ISS recommendation will be maintained.
Generally, for stocks traded on foreign exchanges, Denver Investments will exercise its voting authority. However, if we believe that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue, Denver Investments may not exercise its voting authority after considering all relevant factors.

For any matters subject to proxy vote for mutual funds in which Denver Investments is an affiliated party, Denver Investments will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.

Client information is automatically recorded in ISS’ system for record keeping. ISS provides the necessary reports for the Westcore Funds to prepare its Form N-PX annually.

Below is a condensed version of ISS’ proxy voting recommendations for 2016.

B-1

United States

Summary Proxy Voting Guidelines

2016 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2016

Published December 18, 2015

2016 U.S. Summary Proxy Voting Guidelines

TABLE OF CONTENTS

COVERAGE		8
1.	ROUTINE/MISCELLANEOUS	9
	Adjourn Meeting	9
	Amend Quorum Requirements	9
	Amend Minor Bylaws	9
	Change Company Name	9
	Change Date, Time, or Location of Annual Meeting	9
	Other Business	9
	AUDIT-RELATED	9
	Auditor Indemnification and Limitation of Liability	9
	Auditor Ratification	10
	Shareholder Proposals Limiting Non-Audit Services	10
	Shareholder Proposals on Audit Firm Rotation	10
2.	BOARD OF DIRECTORS:	11
	VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	11
	1. Accountability	11
	2. Responsiveness	15
	3. Composition	15
	4. Independence	16
	2016 ISS U.S. Categorization of Directors	17
	OTHER BOARD-RELATED PROPOSALS	19
	Age/Term Limits	19
	Board Size	19
	Classification/Declassification of the Board	19
	CEO Succession Planning	19
	Cumulative Voting	19
	Director and Officer Indemnification and Liability Protection	20
	Establish/Amend Nominee Qualifications	20
	Establish Other Board Committee Proposals	21
	Filling Vacancies/Removal of Directors	21
	Independent Chair (Separate Chair/CEO)	21
	Majority of Independent Directors/Establishment of Independent Committees	22
	Majority Vote Standard for the Election of Directors	22
	Proxy Access	22
	Require More Nominees than Open Seats	22
	Shareholder Engagement Policy (Shareholder Advisory Committee)	23
	Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections	23
	Vote-No Campaigns	23
3.	SHAREHOLDER RIGHTS & DEFENSES	24
	Advance Notice Requirements for Shareholder Proposals/Nominations	24

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	Amend Bylaws without Shareholder Consent	24
	Control Share Acquisition Provisions	24
	Control Share Cash-Out Provisions	24
	Disgorgement Provisions	25
	Fair Price Provisions	25
	Freeze-Out Provisions	25
	Greenmail	25
	Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)	25
	Net Operating Loss (NOL) Protective Amendments	26
	POISON PILLS (SHAREHOLDER RIGHTS PLANS)	26
	Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	26
	Management Proposals to Ratify a Poison Pill	26
	Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	27
	Proxy Voting Disclosure, Confidentiality, and Tabulation	27
	Reimbursing Proxy Solicitation Expenses	27
	Reincorporation Proposals	28
	Shareholder Ability to Act by Written Consent	28
	Shareholder Ability to Call Special Meetings	29
	Stakeholder Provisions	29
	State Antitakeover Statutes	29
	Supermajority Vote Requirements	29
4.	CAPITAL/RESTRUCTURING	30
	CAPITAL	30
	Adjustments to Par Value of Common Stock	30
	Common Stock Authorization	30
	Dual Class Structure	31
	Issue Stock for Use with Rights Plan	31
	Preemptive Rights	31
	Preferred Stock Authorization	31
	Recapitalization Plans	32
	Reverse Stock Splits	32
	Share Repurchase Programs	32
	Stock Distributions: Splits and Dividends	32
	Tracking Stock	32
	RESTRUCTURING	33
	Appraisal Rights	33
	Asset Purchases	33
	Asset Sales	33
	Bundled Proposals	33
	Conversion of Securities	33
	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	34

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	Formation of Holding Company	34
	Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	34
	Joint Ventures	35
	Liquidations	35
	Mergers and Acquisitions	35
	Private Placements/Warrants/Convertible Debentures	36
	Reorganization/Restructuring Plan (Bankruptcy)	37
	Special Purpose Acquisition Corporations (SPACs)	37
	Spin-offs	38
	Value Maximization Shareholder Proposals	38
5.	COMPENSATION	39
	EXECUTIVE PAY EVALUATION	39
	Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)	39
	Pay-for-Performance Evaluation	40
	Problematic Pay Practices	40
	Compensation Committee Communications and Responsiveness	42
	Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)	42
	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	42
	EQUITY-BASED AND OTHER INCENTIVE PLANS	43
	Plan Cost	43
	Shareholder Value Transfer (SVT)	44
	Grant Practices	44
	Three-Year Burn Rate	44
	2016 Burn Rate Benchmarks	45
	Egregious Factors	47
	Liberal Change in Control Definition	47
	Repricing Provisions	47
	Problematic Pay Practices or Significant Pay-for-Performance Disconnect	47
	Specific Treatment of Certain Award Types in Equity Plan Evaluations	47
	Dividend Equivalent Rights	47
	Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	48
	OTHER COMPENSATION PLANS	48
	401(k) Employee Benefit Plans	48
	Employee Stock Ownership Plans (ESOPs)	48
	Employee Stock Purchase Plans—Qualified Plans	48
	Employee Stock Purchase Plans—Non-Qualified Plans	48
	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)	49
	Option Exchange Programs/Repricing Options	49
	Stock Plans in Lieu of Cash	50
	Transfer Stock Option (TSO) Programs	50
	DIRECTOR COMPENSATION	51
	Equity Plans for Non-Employee Directors	51

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	Non-Employee Director Retirement Plans	51
	SHAREHOLDER PROPOSALS ON COMPENSATION	51
	Adopt Anti-Hedging/Pledging/Speculative Investments Policy	51
	Bonus Banking/Bonus Banking “Plus”	52
	Compensation Consultants—Disclosure of Board or Company’s Utilization	52
	Disclosure/Setting Levels or Types of Compensation for Executives and Directors	52
	Golden Coffins/Executive Death Benefits	52
	Hold Equity Past Retirement or for a Significant Period of Time	52
	Non-Deductible Compensation	53
	Pay Disparity	53
	Pay for Performance/Performance-Based Awards	53
	Pay for Superior Performance	54
	Pre-Arranged Trading Plans (10b5-1 Plans)	54
	Prohibit CEOs from Serving on Compensation Committees	54
	Recoupment of Incentive or Stock Compensation in Specified Circumstances	54
	Severance Agreements for Executives/Golden Parachutes	55
	Share Buyback Holding Periods	55
	Supplemental Executive Retirement Plans (SERPs)	55
	Tax Gross-Up Proposals	56
	Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	56
6.	SOCIAL/ENVIRONMENTAL ISSUES	57
	GLOBAL APPROACH	57
	ANIMAL WELFARE	57
	Animal Welfare Policies	57
	Animal Testing	57
	Animal Slaughter	57
	CONSUMER ISSUES	58
	Genetically Modified Ingredients	58
	Reports on Potentially Controversial Business/Financial Practices	58
	Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	58
	Product Safety and Toxic/Hazardous Materials	59
	Tobacco-Related Proposals	59
	CLIMATE CHANGE	60
	Climate Change/Greenhouse Gas (GHG) Emissions	60
	Energy Efficiency	60
	Renewable Energy	61
	DIVERSITY	61
	Board Diversity	61
	Equality of Opportunity	61
	Gender Identity, Sexual Orientation, and Domestic Partner Benefits	61
	ENVIRONMENT AND SUSTAINABILITY	62
	Facility and Workplace Safety	62

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	General Environmental Proposals and Community Impact Assessments	62
	Hydraulic Fracturing	62
	Operations in Protected Areas	62
	Recycling	63
	Sustainability Reporting	63
	Water Issues	63
	GENERAL CORPORATE ISSUES	63
	Charitable Contributions	63
	Data Security, Privacy, and Internet Issues	63
	Environmental, Social, and Governance (ESG) Compensation-Related Proposals	64
	HUMAN RIGHTS, LABOR ISSUES, AND INTERNATIONAL OPERATIONS	64
	Human Rights Proposals	64
	Operations in High Risk Markets	65
	Outsourcing/Offshoring	65
	Weapons and Military Sales	65
	POLITICAL ACTIVITIES	65
	Lobbying	65
	Political Contributions	66
	Political Ties	66
7.	MUTUAL FUND PROXIES	67
	Election of Directors	67
	Converting Closed-end Fund to Open-end Fund	67
	Proxy Contests	67
	Investment Advisory Agreements	67
	Approving New Classes or Series of Shares	67
	Preferred Stock Proposals	67
	1940 Act Policies	68
	Changing a Fundamental Restriction to a Nonfundamental Restriction	68
	Change Fundamental Investment Objective to Nonfundamental	68
	Name Change Proposals	68
	Change in Fund's Subclassification	68
	Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	68
	Disposition of Assets/Termination/Liquidation	69
	Changes to the Charter Document	69
	Changing the Domicile of a Fund	69
	Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	69
	Distribution Agreements	70
	Master-Feeder Structure	70
	Mergers	70
	SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS	70
	Establish Director Ownership Requirement	70

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Reimburse Shareholder for Expenses Incurred	70
Terminate the Investment Advisor	70

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COVERAGE

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly traded U.S. - incorporated companies that are held in our institutional investor clients' portfolios, and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities (“ARPS”) and Variable Rate Municipal Term Preferred securities (“VMTPs”).

Foreign-incorporated companies

In addition to U.S. incorporated companies, U.S. policies are applied to certain foreign- incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

›	U.S. Domestic Issuers -- which have a majority of shareholders in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies – are generally covered under standard U.S. policy guidelines.
›	Foreign Private Issuers (FPIs) – which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file 10-K or DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) – are covered under a combination of policy guidelines:
›	FPI Guidelines, which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports, and
›	For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets -- items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

Foreign Private Issuers in Tax Havens

A number of FPIs incorporate in “tax haven” markets, such as Bermuda, the Bahamas, Cayman Islands, and Marshall Islands. . These companies may list in the U.S. and/or other markets such as Hong Kong or Singapore, in which case ISS assigns a primary coverage market and applies relevant policy as appropriate.

General Recommendation: Vote against (or withhold from) non-independent director nominees at companies that fail to  have the following: a majority-independent board; standing audit, compensation, and nominating committees, each composed entirely of independent directors.

Where the design and disclosure of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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1.	ROUTINE/MISCELLANEOUS

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

›	The terms of the auditor agreement--the degree to which these agreements impact shareholders' rights;
›	The motivation and rationale for establishing the agreements;
›	The quality of the company’s disclosure; and

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›	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

›	An auditor has a financial interest in or association with the company, and is therefore not independent;
›	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
›	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
›	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

›	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:
›	The tenure of the audit firm;
›	The length of rotation specified in the proposal;
›	Any significant audit-related issues at the company;
›	The number of Audit Committee meetings held each year;
›	The number of financial experts serving on the committee; and
›	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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2.	BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.	Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.
2.	Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.
3.	Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members.
4.	Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

[1]
In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]
A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A dual-class capital structure; and/or
›	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
›	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
›	The issuer’s rationale;
›	The issuer’s governance structure and practices; and
›	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

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Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.
Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

›	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
›	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company's ownership structure;
›	The company's existing governance provisions;

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›	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders' ability to amend bylaws.

1.18.
For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:

›	The level of impairment of shareholders' rights caused by the provision;
›	The disclosed rationale for adopting the provision;
›	The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
›	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.19.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.20.	Failure to replace management as appropriate; or
1.21.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[3]
Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

›	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
›	The company's ownership structure and vote results;
›	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
›	The previous year's support level on the company's say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.
Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

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Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017[5], sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[6].

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

[5]	This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.
[6]
Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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2016 ISS U.S. Categorization of Directors

1.	Inside Director (I)
	1.1.	Current employee or current officer[1] of the company or one of its affiliates[2].
	1.2.	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
	1.3.	Director named in the Summary Compensation Table (excluding former interim officers).

2.	Affiliated Outside Director (AO)
Board Attestation
	2.1.	Board attestation that an outside director is not independent.

Former CEO/Interim Officer
	2.2.	Former CEO of the company.[3],[4]
	2.3.	Former CEO of an acquired company within the past five years[4].
	2.4.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Non-CEO Executives
	2.5.	Former officer[1] of the company, an affiliate[2] or an acquired firm within the past five years.
	2.6.	Officer [1]of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
	2.7.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members
	2.8.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.9.
Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships
2.10.
Currently provides (or an immediate family member[6] provides) professional services[7] to the company, to an affiliate[2] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.
Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7] to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

	2.12.	Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).
2.13.
Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.14.
Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships
	2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
	2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[10].
	2.17.	Founder[11] of the company but not currently an employee.
	2.18.	Any material[12] relationship with the company.

3.	Independent Outside Director (IO)
	3.1.	No material[12] connection to the company other than a board seat.

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Footnotes:

[1]
The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

[2]	“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

[3]	Includes any former CEO of the company prior to the company’s initial public offering (IPO).

[4]
When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[5]
ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

[6]
“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[7]
Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

[8]
A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

[9]
Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent outsiders if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

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[10]
Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

[11]	The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an independent outsider.

[12]
For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board-Related Proposals

Age/Term Limits

General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:
›	The reasonableness/scope of the request; and
›	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

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›	The company has proxy access[7], thereby allowing shareholders to nominate directors to the company’s ballot; and
›	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

›	Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
›	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
›	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

›	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
›	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

›	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
›	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
›	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
›	The scope and structure of the proposal.

[7]	A proxy access right that meets the recommended guidelines.

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Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

›	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
›	Level of disclosure regarding the issue for which board oversight is sought;
›	Company performance related to the issue for which board oversight is sought;
›	Board committee structure compared to that of other companies in its industry sector; and
›	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company's current board leadership structure;
›	The company's governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale:  the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

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ISS' performance assessment will generally consider one-, three, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Categorization of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

›	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
›	Effectively disclosed information with respect to this structure to its shareholders;
›	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
›	The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;
›	Management’s track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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3.	SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

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Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

›	The company's stated rationale for adopting such a provision;
›	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
›	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

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›	Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
›	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
›	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

›	Shareholders have approved the adoption of the plan; or
›	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

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›	No lower than a 20% trigger, flip-in or flip-over;
›	A term of no more than three years;
›	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
›	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
›	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
›	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

›	While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:
›	The scope and structure of the proposal;
›	The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;
›	The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
›	Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
›	Any recent controversies or concerns related to the company's proxy voting mechanics;
›	Any unintended consequences resulting from implementation of the proposal; and
›	Any other factors that may be relevant.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

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When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

›	The election of fewer than 50% of the directors to be elected is contested in the election;
›	One or more of the dissident’s candidates is elected;
›	Shareholders are not permitted to cumulate their votes for directors; and
›	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

›	Reasons for reincorporation;
›	Comparison of company's governance practices and provisions prior to and following the reincorporation; and
›	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

›	Shareholders' current right to act by written consent;
›	The consent threshold;
›	The inclusion of exclusionary or prohibitive language;
›	Investor ownership structure; and
›	Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

›	An unfettered[8] right for shareholders to call special meetings at a 10 percent threshold;
›	A majority vote standard in uncontested director elections;
›	No non-shareholder-approved pill; and
›	An annually elected board.

[8]
"Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

›	Shareholders’ current right to call special meetings;
›	Minimum ownership threshold necessary to call special meetings (10% preferred);
›	The inclusion of exclusionary or prohibitive language;
›	Investor ownership structure; and
›	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

›	Ownership structure;
›	Quorum requirements; and
›	Vote requirements.

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4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company's use of authorized shares during the last three years

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

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If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

›	The company discloses a compelling rationale for the dual-class capital structure, such as:
›	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
›	The new class of shares will be transitory;
›	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
›	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

›	The size of the company;
›	The shareholder base; and
›	The liquidity of the stock.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company's use of authorized preferred shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes for the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

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›	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
›	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

›	More simplified capital structure;
›	Enhanced liquidity;
›	Fairness of conversion terms;
›	Impact on voting power and dividends;
›	Reasons for the reclassification;
›	Conflicts of interest; and
›	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

›	A stock exchange has provided notice to the company of a potential delisting; or
›	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Share Repurchase Programs

General Recommendation: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

General Recommendation: Vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

›	Adverse governance changes;
›	Excessive increases in authorized capital stock;
›	Unfair method of distribution;
›	Diminution of voting rights;
›	Adverse conversion features;
›	Negative impact on stock option plans; and
›	Alternatives such as spin-off.

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Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

›	Purchase price;
›	Fairness opinion;
›	Financial and strategic benefits;
›	How the deal was negotiated;
›	Conflicts of interest;
›	Other alternatives for the business;
›	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

›	Impact on the balance sheet/working capital;
›	Potential elimination of diseconomies;
›	Anticipated financial and operating benefits;
›	Anticipated use of funds;
›	Value received for the asset;
›	Fairness opinion;
›	How the deal was negotiated;
›	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

›	Dilution to existing shareholders' positions;
›	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
›	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
›	Management's efforts to pursue other alternatives;
›	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
›	Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

›	The reasons for the change;
›	Any financial or tax benefits;
›	Regulatory benefits;
›	Increases in capital structure; and
›	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

›	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
›	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

›	Offer price/premium;
›	Fairness opinion;
›	How the deal was negotiated;
›	Conflicts of interest;
›	Other alternatives/offers considered; and
›	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

›	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
›	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
›	Are all shareholders able to participate in the transaction?
›	Will there be a liquid market for remaining shareholders following the transaction?

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›	Does the company have strong corporate governance?
›	Will insiders reap the gains of control following the proposed transaction?
›	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

›	Percentage of assets/business contributed;
›	Percentage ownership;
›	Financial and strategic benefits;
›	Governance structure;
›	Conflicts of interest;
›	Other alternatives; and
›	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

›	Management’s efforts to pursue other alternatives;
›	Appraisal value of assets; and
›	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
›	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
›	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

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›	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

›	Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

›	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
›	The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

›	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

›	Financial issues:
›	The company's financial condition;
›	Degree of need for capital;
›	Use of proceeds;
›	Effect of the financing on the company's cost of capital;
›	Current and proposed cash burn rate;
›	Going concern viability and the state of the capital and credit markets.

›	Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

›	Control issues:
›	Change in management;
›	Change in control;
›	Guaranteed board and committee seats;
›	Standstill provisions;
›	Voting agreements;
›	Veto power over certain corporate actions; and
›	Minority versus majority ownership and corresponding minority discount or majority control premium

›	Conflicts of interest:
›	Conflicts of interest should be viewed from the perspective of the company and the investor.
›	Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

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›	Market reaction:
›	The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

›	Estimated value and financial prospects of the reorganized company;
›	Percentage ownership of current shareholders in the reorganized company;
›	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
›	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
›	Existence of a superior alternative to the plan of reorganization; and
›	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

›	Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
›	Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
›	Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
›	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
›	Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
›	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
›	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

›	Tax and regulatory advantages;
›	Planned use of the sale proceeds;
›	Valuation of spinoff;
›	Fairness opinion;
›	Benefits to the parent company;
›	Conflicts of interest;
›	Managerial incentives;
›	Corporate governance changes;
›	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

›	Hiring a financial advisor to explore strategic alternatives;
›	Selling the company; or
›	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

›	Prolonged poor performance with no turnaround in sight;
›	Signs of entrenched board and management (such as the adoption of takeover defenses);
›	Strategic plan in place for improving value;
›	Likelihood of receiving reasonable value in a sale or dissolution; and
›	The company actively exploring its strategic options, including retaining a financial advisor.

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5.	COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices9, this analysis considers the following:

1.	Peer Group[10] Alignment:

›	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
›	The multiple of the CEO's total pay relative to the peer group median.

2.	Absolute Alignment[11] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company's peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[12] compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and

[9]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[10]
The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[11]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[12]	ISS research reports include realizable pay for S&P1500 companies.

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›	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
›	New or extended agreements that provide for:
›	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
›	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
›	CIC payments with excise tax gross-ups (including "modified" gross-ups);
›	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

›	Multi-year guaranteed bonuses;
›	A single or common performance metric used for short- and long-term plans;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

›	Single- or modified-single-trigger cash severance;
›	Single-trigger acceleration of unvested equity awards;
›	Excessive cash severance (>3x base salary and bonus);
›	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
›	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
›
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

›	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[13] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

›
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan.

›	Grant Practices:
›	The company’s three year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);

›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

Plan Cost

General Recommendation: Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met (see Director Compensation section).

[13]
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark.  The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.14

Grant Practices

Three-Year Burn Rate

Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year- over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark.

[14]	For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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2016 Burn Rate Benchmarks

S&P500
GICS	Description	Mean	Standard Deviation	Industry Benchmark*
10	Energy	1.13%	0.55%	2.00%	*
15	Materials	1.16%	0.61%	2.00%	*
20	Industrials	1.36%	0.68%	2.04%
25	Consumer Discretionary	1.55%	0.79%	2.34%
30	Consumer Staples	1.37%	0.65%	2.03%
35	Health Care	1.98%	0.84%	2.82%
40	Financials	1.70%	1.25%	2.95%
45	Information Technology	3.35%	1.56%	4.91%
50	Telecommunication Services	0.85%	0.18%	2.00%	*
55	Utilities	0.78%	0.35%	2.00%	*

Russell 3000 (excluding the S&P500)
GICS	Description	Mean	Standard Deviation	Industry Benchmark*
1010	Energy	1.69%	1.43%	3.12%
1510	Materials	1.46%	1.08%	2.53%
2010	Capital Goods	1.85%	1.24%	3.10%
2020	Commercial & Professional Services	2.66%	1.62%	4.27%
2030	Transportation	1.76%	1.63%	3.39%
2510	Automobiles & Components	2.23%	1.24%	3.47%
2520	Consumer Durables & Apparel	2.18%	1.61%	3.80%
2530	Consumer Services	2.28%	1.57%	3.85%
2540	Media	2.35%	1.97%	4.32%
2550	Retailing	2.29%	1.91%	4.19%
3010, 3020, 3030	Consumer Staples	1.71%	1.56%	3.26%
3510	Health Care Equipment & Services	3.06%	2.08%	5.14%
3520	Pharmaceuticals & Biotechnology	3.71%	3.06%	6.77%
4010	Banks	1.64%	1.53%	3.17%
4020	Diversified Financials	3.39%	3.61%	6.99%
4030	Insurance	2.00%	1.77%	3.77%
4040	Real Estate	1.38%	1.29%	2.67%
4510	Software & Services	5.19%	3.55%	8.74%
4520	Technology Hardware & Equipment	3.76%	2.43%	6.19%
4530	Semiconductor Equipment	4.69%	2.32%	7.01%
5010	Telecommunication Services	3.20%	2.03%	5.22%
5510	Utilities	0.81%	0.80%	2.00%	*

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Non-Russell 3000
GICS	Description	Mean	Standard Deviation	Industry Benchmark*
1010	Energy	2.55%	3.31%	5.86%
1510	Materials	2.78%	3.35%	6.13%
2010	Capital Goods	2.93%	3.49%	6.42%
2020	Commercial & Professional Services	3.17%	3.45%	6.62%
2030	Transportation	1.21%	1.67%	2.87%
2510	Automobiles & Components	2.99%	3.29%	6.21%	*
2520	Consumer Durables & Apparel	2.76%	2.58%	5.34%
2530	Consumer Services	2.04%	2.00%	4.04%
2540	Media	3.52%	2.60%	6.11%
2550	Retailing	2.98%	2.55%	5.53%
3010, 3020, 3030	Consumer Staples	2.60%	3.68%	6.28%
3510	Health Care Equipment & Services	4.40%	3.92%	8.32%
3520	Pharmaceuticals & Biotechnology	4.67%	3.80%	8.46%
4010	Banks	1.27%	1.97%	3.24%
4020	Diversified Financials	2.15%	3.98%	6.13%
4030	Insurance	1.33%	2.50%	3.83%
4040	Real Estate	1.36%	2.42%	3.78%
4510	Software & Services	4.59%	3.62%	8.22%
4520	Technology Hardware & Equipment	3.50%	2.91%	6.41%
4530	Semiconductor Equipment	4.08%	3.29%	7.37%
5010	Telecommunication Services	3.14%	3.56%	6.70%
5510	Utilities	1.63%	3.20%	4.83%

*	The benchmark is generally the Mean + Standard Deviation, subject to minimum benchmark of 2%. In addition, year-over-year burn rate benchmark changes are limited to a maximum of two (2) percentage points plus or minus the prior year's burn rate benchmark.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

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Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval.  “Repricing” includes the ability to do any of the following:

›	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
›	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote against or withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

›	Magnitude of pay misalignment;
›	Contribution of non–performance-based equity grants to overall pay; and
›	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

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Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

›	Purchase price is at least 85 percent of fair market value;
›	Offering period is 27 months or less; and
›	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

›	Purchase price is less than 85 percent of fair market value; or
›	Offering period is greater than 27 months; or
›	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

›	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
›	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
›	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
›	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

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Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

General Recommendation: Generally vote for proposals to approve or amend executive incentive plans if the proposal:

›	Is only to address administrative features;
›	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);
›	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or
›	Covers cash or cash and stock plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote against such proposals if:

›	The compensation committee does not fully consist of independent outsiders, per ISS’ Categorization of Directors; or
›	The plan or proposal contains excessive problematic provisions.

Vote case-by-case on such proposals if:

›	In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap; or
›	A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full standard as applicable.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

›	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
›	Rationale for the re-pricing--was the stock price decline beyond management's control?
›	Is this a value-for-value exchange?
›	Are surrendered stock options added back to the plan reserve?
›	Option vesting--does the new option vest immediately or is there a black-out period?
›	Term of the option--the term should remain the same as that of the replaced option;
›	Exercise price--should be set at fair market or a premium to market;
›	Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.  The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule.  Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

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Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

›	Executive officers and non-employee directors are excluded from participating;
›	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
›	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.  Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders.  The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

›	Eligibility;
›	Vesting;
›	Bid-price;
›	Term of options;
›	Cost of the program and impact of the TSOs on company’s total option expense
›	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

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Director Compensation

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

›	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
›	The company’s three year burn rate relative to its industry/market cap peers; and
›	Certain plan features.

On occasion, director stock plans that set aside a relatively small number of shares will exceed the plan cost or burn rate benchmark when combined with employee or executive stock compensation plans.  In such cases, vote for the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

›	Director stock ownership guidelines with a minimum of three times the annual cash retainer.
›	Vesting schedule or mandatory holding/deferral period:
›	A minimum vesting of three years for stock options or restricted stock; or
›	Deferred stock payable at the end of a three-year deferral period.
›	Mix between cash and equity:
›	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
›	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
›	No retirement benefits, or perquisites provided to non-employee directors; and
›	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.  However, the company’s existing policies regarding responsible use of company stock will be considered.

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Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

›	The company’s past practices regarding equity and cash compensation;
›	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
›	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote against shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote against shareholder proposals requiring director fees be paid in stock only.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

›	The percentage/ratio of net shares required to be retained;
›	The time period required to retain the shares;

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›	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
›	Whether the company has any other policies aimed at mitigating risk taking by executives;
›	Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
›	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

General Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

›	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
›	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
›	The level of shareholder support for the company's pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

›	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

›	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

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Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

›	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
›	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
›	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
›	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
›	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

›	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
›	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
›	Can shareholders assess the correlation between pay and performance based on the current disclosure?
›	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

›	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
›	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
›	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
›	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
›	An executive may not trade in company stock outside the 10b5-1 Plan.
›	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

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In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

›	If the company has adopted a formal recoupment policy;
›	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
›	Whether the company has chronic restatement history or material financial problems;
›	Whether the company’s policy substantially addresses the concerns raised by the proponent;
›	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
›	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

›	The triggering mechanism should be beyond the control of management;
›	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
›	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

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Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

›	The company's current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
›	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
›	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

›	The company has already published a set of animal welfare standards and monitors compliance;
›	The company’s standards are comparable to industry peers; and
›	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:
›	The company is conducting animal testing programs that are unnecessary or not required by regulation;
›	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
›	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

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Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

›	The potential impact of such labeling on the company's business;
›	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
›	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

›	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
›	Whether the company has adequately disclosed the financial risks of the products/practices in question;
›	Whether the company has been subject to violations of related laws or serious controversies; and
›	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

›	The potential for reputational, market, and regulatory risk exposure;
›	Existing disclosure of relevant policies;
›	Deviation from established industry norms;

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›	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
›	Whether the proposal focuses on specific products or geographic regions;
›	The potential burden and scope of the requested report;
›	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:
›	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
›	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
›	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

›	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms;
›	Current regulations in the markets in which the company operates; and
›	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:
›	Recent related fines, controversies, or significant litigation;
›	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
›	Whether the company’s advertising restrictions deviate from those of industry peers;
›	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
›	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

›	Whether the company complies with all laws and regulations;
›	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
›	The risk of any health-related liabilities.

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Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

›	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company’s level of disclosure is at least comparable to that of industry peers; and
›	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company's level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
›	The company's actual GHG emissions performance;
›	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:
›	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
›	The proponent requests adoption of specific energy efficiency goals within specific timelines.

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Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company’s nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

›	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
›	The company already publicly discloses comprehensive workforce diversity data; and
›	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

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Generally vote against proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

›	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
›	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
›	Recent significant controversies, fines, or violations related to workplace health and safety; and
›	The company's workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

›	The company’s compliance with applicable regulations and guidelines;
›	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
›	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

›	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
›	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;
›	The nature, purpose, and scope of the company’s operations in the specific region(s);
›	The degree to which company policies and procedures are consistent with industry norms; and
›	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

›	The company's current level of disclosure of relevant policies and oversight mechanisms;
›	The company's current level of such disclosure relative to its industry peers;
›	Potential relevant local, state, or national regulatory developments; and
›	Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

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›	Operations in the specified regions are not permitted by current laws or regulations;
›	The company does not currently have operations or plans to develop operations in these protected regions; or
›	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

›	The nature of the company’s business;
›	The current level of disclosure of the company's existing related programs;
›	The timetable and methods of program implementation prescribed by the proposal;
›	The company’s ability to address the issues raised in the proposal; and
›	How the company's recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

›	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:
›	The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
›	Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
›	The potential financial impact or risk to the company associated with water-related concerns or issues; and
›	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

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›	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
›	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
›	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
›	Applicable market-specific laws or regulations that may be imposed on the company; and
›	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

›	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
›	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
›	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
›	The company's current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

›	The degree to which existing relevant policies and practices are disclosed;
›	Whether or not existing relevant policies are consistent with internationally recognized standards;
›	Whether company facilities and those of its suppliers are monitored and how;
›	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
›	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
›	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
›	The scope of the request; and
›	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

›	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

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›	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
›	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
›	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

›	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
›	Current disclosure of applicable risk assessment(s) and risk management procedures;
›	Compliance with U.S. sanctions and laws;
›	Consideration of other international policies, standards, and laws; and
›	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in "high-risk" markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

›	Controversies surrounding operations in the relevant market(s);
›	The value of the requested report to shareholders;
›	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
›	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

›	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
›	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

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›	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

›	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
›	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
›	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

›	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
›	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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7. MUTUAL FUND PROXIES

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

›	Past performance as a closed-end fund;
›	Market in which the fund invests;
›	Measures taken by the board to address the discount; and
›	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

›	Past performance relative to its peers;
›	Market in which fund invests;
›	Measures taken by the board to address the issues;
›	Past shareholder activism, board activity, and votes on related proposals;
›	Strategy of the incumbents versus the dissidents;
›	Independence of directors;
›	Experience and skills of director candidates;
›	Governance profile of the company;
›	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

›	Proposed and current fee schedules;
›	Fund category/investment objective;
›	Performance benchmarks;
›	Share price performance as compared with peers;
›	Resulting fees relative to peers;
›	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:
›	Stated specific financing purpose;

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›	Possible dilution for common shares;
›	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:
›	Potential competitiveness;
›	Regulatory developments;
›	Current and potential returns; and
›	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non- fundamental restriction, considering the following factors:

›	The fund’s target investments;
›	The reasons given by the fund for the change; and
›	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non- fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

›	Political/economic changes in the target market;
›	Consolidation in the target market; and
›	Current asset composition.

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:
›	Potential competitiveness;
›	Current and potential returns;
›	Risk of concentration;
›	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

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›	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
›	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and
›	The company has demonstrated responsible past use of share issuances by either:
›	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
›	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

›	Strategies employed to salvage the company;
›	The fund’s past performance;
›	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:
›	The degree of change implied by the proposal;
›	The efficiencies that could result;
›	The state of incorporation;
›	Regulatory standards and implications.

Vote against any of the following changes:

›	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
›	Removal of shareholder approval requirement for amendments to the new declaration of trust;
›	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
›	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
›	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
›	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

›	Regulations of both states;
›	Required fundamental policies of both states;
›	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

›	Fees charged to comparably sized funds with similar objectives;
›	The proposed distributor’s reputation and past performance;
›	The competitiveness of the fund in the industry;
›	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

›	Resulting fee structure;
›	Performance of both funds;
›	Continuity of management personnel;
›	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

›	Performance of the fund’s Net Asset Value (NAV);
›	The fund’s history of shareholder relations;
›	The performance of other funds under the advisor’s management.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

The Global Leader In Corporate Governance

www.issgovernance.com

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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

WESTCORE TRUST

Statement of Additional Information

for

Westcore Smid-Cap Value Dividend Fund

[            ], 2016

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Fund’s prospectus dated [        ], 2016, as the same is revised from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus for the Fund. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely based upon the information contained herein. Copies of the Fund’s Prospectus may be obtained by calling 800.392.CORE (2673) or by writing ALPS Distributors, Inc. (“ADI”) at Westcore Funds, P.O. Box 44323, Denver, CO 80201. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

THE TRUST

The Westcore Trust (the “Trust”) is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company. The Trust’s predecessor was originally incorporated in Maryland on January 11, 1982.

The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios. This SAI pertains to the Westcore Smid-Cap Value Dividend Fund. For information concerning any investment portfolios offered by the Trust, contact Westcore Funds, P.O. Box 44323, Denver, CO 80201 or call 800.392.CORE (2673).

[The Fund is classified as a diversified fund for purposes of the 1940 Act.]

INVESTMENT LIMITATIONS

The Prospectus for the Fund describes the Fund’s investment objectives. The following information supplements and should be read in conjunction with the description of the investment objectives, principal strategies and principal risks for the Fund in the Prospectus.

The following investment limitations are “fundamental” limitations, unless otherwise noted, which means the Fund may not change any of them without the approval of a majority of the holders of the Fund’s outstanding shares (as defined under “Miscellaneous” below). Unless expressly stated in the Prospectus or the SAI, the other investment restrictions contained in the Prospectus or SAI are not fundamental limitations.

The Fund may not:

1. Purchase or sell real estate, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time. The Fund may also purchase and sell securities of issuers that deal in real estate and may purchase and sell securities that are secured by interests in real estate.

2. Act as an underwriter of another company’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act” or “Securities Act”) in connection with the purchase and sale of securities owned by the Fund.

3. Borrow money or issue senior securities, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.

4. Make loans, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations and orders may be amended from time to time.

5. Purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts, except to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

1

6. Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations or orders may be amended from time to time.

For the purposes of limitation No. 4, permissible lending activities include the lending of portfolio securities subject to and in accordance with policies adopted by the Board of Trustees.

For the purposes of limitation No. 5, all swap agreements and other derivative investments that were not classified as commodities or commodity contracts prior to the adoption of the Dodd-Frank Wall Street Reform and Consumer Protection Act are not deemed to be commodities or commodity contracts.

For the purposes of limitation No. 6, the Trust currently intends to use the industry classifications utilized by Denver Investments (the “Adviser” or “Denver Investments”) within the investment team’s portfolio management processes. The use of any particular classification system is not a fundamental policy of the Fund. In light of the current state of regulatory requirements, the Fund does not concentrate 25% or more of its total assets in any particular industry or group.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in securities insured by any single insurer.

If a percentage limitation or other statistical requirement is met at the time the Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

As a non-fundamental policy, the Fund may not borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund’s total assets at the time of such borrowing. The Fund may not purchase securities while its borrowings (including reverse repurchase agreements) in excess of 10% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with the Fund’s investment practices described in this SAI or the Prospectus are not deemed to be pledged for purposes of this limitation.

TYPES OF INVESTMENTS AND OTHER RISKS

The Fund’s principal investment strategies and risks are described in the Fund’s Prospectus. The following details the types of investments, strategies and certain strategies and non-principal risks that may apply to the Fund. The Fund reserves the right to invest in other types of securities not described herein as long as they are not precluded by policies discussed elsewhere in the Prospectus and/or this SAI.

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Asset-Backed Securities

The Fund may purchase asset-backed securities, which are securities backed by installment sale contracts, credit card receivables or other assets. Asset-backed securities are issued by either governmental or non-governmental entities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of private issues is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, subordination, over collateralization or a reserve account. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations and credit card receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. The Funds may also invest in other types of asset-backed securities that may be available in the future.

The calculation of the average weighted maturity of asset-backed securities is based on estimates of average life. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. Payments of both interest and principal on the securities are typically made monthly, thus in effect “passing through” monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Collateralized Debt Obligations

The Funds is subject to additional risks in that it may invest in collateralized debt obligations (“CDOs”). CDOs are typically separated into tranches representing different degrees of seniority for repayment. The top tranche of CDOs, which represents the highest credit quality in the pool, has the greatest seniority and pays the lowest interest rate. Lower CDO tranches represent lower degrees of seniority and pay higher interest rates to compensate for the attendant risks. The bottom tranche specifically receives the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tranche of CDOs is especially sensitive to the rate of defaults in the collateral pool. These securities are often purchased in private placement transactions, including securities exempt from registration under Rule 144A of the 1933 Act, and may have restrictions on resale making the Fund subject to greater levels of liquidity risk than other bond funds that do not invest in such securities. The market values of CDOs may be more volatile than those of conventional debt securities.

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Commodity Interests

Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, exempts an adviser of a fund that invests in “commodity interests” from registration as a “commodity pool operator” (“CPO”) provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

Denver Investment Advisors LLC, doing business as Denver Investments, intends to comply with the requirements of the CEA by at all times either (i) operating the Fund in a manner consistent with the restrictions of Rule 4.5, including filing, if applicable, a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines, and/or (ii) registering as a CPO with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”).

Cybersecurity Risk

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

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Derivative Instruments

The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Derivatives include, but are not limited to, options, futures and options on futures (see additional disclosure below).

The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index or security on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard securities. Using derivatives requires an understanding not only of the underlying asset, index or interest rate, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Fund, as described in more detail below, may invest in various types of derivatives for the purpose of hedging, risk management, seeking to reduce transaction costs, or otherwise seeking to add value to the Fund. However, there is no guarantee that a particular derivative strategy will meet these objectives. The Fund will not use derivatives solely for speculative purposes.

In addition to the risks associated with specific types of derivatives as described below, derivatives may be subject to the following risks: (1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms; (2) Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller; (3) Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate; (4) Correlation Risk: the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying asset, index or rate; and (5) gains and losses on investments in options and futures depend on the ability of the Adviser to correctly predict the direction of securities prices, interest rates and other economic factors.

The SEC takes the position that transactions that are functionally similar to borrowings or that create leverage exposures can be viewed as issuances of “senior securities” by the Fund. To prevent such transactions being viewed as “senior securities” subject to the 1940 Act prohibition, the Fund may (1) maintain an offsetting investment; (2) segregate liquid assets equal to the value of the Fund’s potential exposure under the leveraged transactions; or (3) maintain other “cover” for the transaction as provided by SEC guidance. Fund transactions subject to the “senior security” prohibition are marked-to-market daily to assure that liquid assets equal to the potential exposure created by these transactions are maintained. These “cover” requirements may require that securities be sold or purchased in adverse market conditions. Further, maintaining segregated assets to cover “senior securities” transactions may result in such securities being unavailable for other investment purposes or to satisfy redemptions.

Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of the fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the fund to support its obligations under a similar uncleared swap.

Futures. Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on interest rates, various securities (such as U.S. Government securities or a single stock (“security future”)), securities indices (“stock index future”), foreign currencies, and other financial instruments and indices. The Fund may engage in futures transactions on both U.S. and foreign exchanges.

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Futures contracts entered into by the Fund (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC or, with respect to certain funds, on foreign exchanges. Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges. A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Neither the CFTC, NFA, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. In particular, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

Rule 4.5 under the CEA exempts an adviser of a fund that invests in “commodity interests” from registration as a CPO provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

The Adviser intends to either: (i) comply with the requirements of the CEA by operating the Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines; (ii) comply with the requirements of the CEA by registering as a CPO with the CFTC and the National Futures Association; or (iii) operate the Fund in a manner such that the Fund will not be a “commodity pool” under the CEA.

Futures Contracts on Foreign Currencies. To the extent the Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates. A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Funds to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions. For example, the Funds may take a “short” position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Funds’ portfolio securities. On other occasions, the Funds may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

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Margin Payments. Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Options. The Fund may purchase put and call options and may write covered call and secured put options issued by the Options Clearing Corporation that are listed on a national securities exchange. Such options may relate to particular securities or to various bond indexes, except that the Fund may not write covered call options on an index.

A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option. Writing a secured put option means that the Fund maintains in a segregated account with its custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Writing a covered call option means that the Fund owns or has the right to acquire the underlying security, subject to call at the stated exercise price at all times during the option period. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the index.

Options purchased by the Fund will not exceed 5% of its net assets and options written by the Fund will not exceed 25% of its net assets.

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In order to close out call or put option positions, the Fund will be required to enter into a “closing purchase transaction” – the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security. If the Fund is unable to effect a closing purchase transaction, they will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit. In addition, the Fund is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. If the Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The use of covered call and secured put options will not be a primary investment technique of the Fund. If the Adviser is incorrect in its forecast for the underlying security or other factors when writing options, the Fund would be in a worse position than it would have been had the options not been written.

In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

When the Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. Options with no active secondary market will be included in the calculation of the Fund’s illiquid assets.

Options on Futures Contracts. The Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

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Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

Security Futures Contracts. The Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices. When securities prices are falling, the Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities. When securities prices are rising, the Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases. For example, the Fund may take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund’s portfolio securities. On other occasions, the Fund may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

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Stock Index Futures Contracts. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index. In contrast, there are also futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks.

The Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings. For example, in the event that the Fund expect to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

Equity Securities

Equity securities generally include common stocks, preferred stocks, securities convertible into common or preferred stocks, warrants to purchase common or preferred stocks and other depositary receipts or foreign equivalents of common or preferred stocks.

Common stocks represent shares of ownership in a company and usually carry voting rights but no guarantee of dividend payments. Preferred stocks generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stocks generally do not carry voting rights.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of weeks, months or years or indefinitely.

Foreign Currency Exchange Transactions

The Fund may buy and sell securities and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time. The Fund will purchase foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts. Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future. Forward currency exchange contracts establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. These contracts generally have no deposit requirement and are traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline. In addition, because there is a risk of loss to the Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Board.

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Forward foreign currency exchange contracts allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. It is thereby possible to focus on the opportunities presented by the security apart from the currency risk. Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision. Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

The Fund may maintain “short” positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price. This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes. In order to ensure that the short position is not used to achieve leverage with respect to the Fund’s investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

Illiquid Securities

The Fund will not knowingly invest more than fifteen percent (15%) of the value of its net assets in securities that are illiquid. The Fund considers illiquid securities to be those securities which the Adviser does not believe could be sold in an orderly transaction within seven business days at approximately the value at which the value that they are being carried on the Fund’s books. Illiquid securities include certain securities that are not registered under the Securities Act (“restricted securities”), certain unrestricted securities with limited daily trading volume, as well as repurchase agreements, securities loans and time deposits that are not terminable within seven days and certain municipal leases. A security’s illiquidity might prevent the sale of the security at a time when the Adviser might wish to sell. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund’s management or performance. In addition, these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities.

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Restricted securities will be subject to the 15% limitation unless the Adviser, under the supervision of the Board, determines that a liquid trading market exists. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Restricted securities may be purchased by institutional buyers under Rule 144A. Therefore, the purchase of restricted securities could have the effect of increasing the level of illiquidity of the Fund during periods that qualified institutional buyers become uninterested in purchasing these securities.

The Adviser monitors the liquidity of restricted securities in the Fund’s portfolio under the supervision of the Board. In reaching liquidity decisions, the Adviser may consider the following factors, although such factors may not be determinative: (a) the unregistered nature of a 144A security; (b) the frequency of trades and quotes for the 144A security; (c) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers; (d) dealer undertakings to make a market in the 144A security; (e) the nature of the 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the 144A security, the method of soliciting offers and the mechanics of the transfer); and (f) the trading markets for the 144A security.

Investment Companies

The Fund may purchase securities issued by other investment companies that invest in high quality, short-term debt securities that determine their NAV per share on the amortized cost or penny-rounding method (i.e., money market funds). In addition, the Fund, may invest in other investment companies that invest in a manner consistent with the Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”). The Fund will limit its investments in accordance with restrictions imposed by the 1940 Act so that, to the extent required by law, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund. These restrictions do not apply to investments by the Fund in investment companies that are money market mutual funds to the extent that those investments are made in accordance with applicable exemptive rules or authority.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by Shareholders. The Fund’s investments in investment companies may include various ETFs, subject to the Fund’s investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the New York Stock Exchange and NYSE MKT. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Portfolio can generate brokerage expenses.

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Investments with Non-U.S. Exposure

The Fund’s investments may be in securities that are issued by non-U.S. domiciled issuers, non-U.S. traded securities, securities of issuers directly or indirectly exposed to the risks associated with non-U.S. countries including emerging markets, and/or U.S. traded and non-U.S. traded depositary receipts. A single investment may be classified under more than one of these categories, each of which entails consideration of certain risk factors that may have an adverse impact on the Fund’s performance.

Non-U.S. Issuers. Westcore Funds defines “non-U.S. issuers” as foreign governments (or any political subdivision, agency, authority or instrumentality of such government) or if the issuer is organized under the laws of a non-U.S. country.

There may be less publicly available information about non-U.S. issuers than U.S. issuers. Non-U.S. issuers may not be subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to U.S. issuers. Non-U.S. issuers may be subject to rules and regulations, including taxation, that differ significantly from those that apply to U.S. issuers.

In addition, there may be less government regulation of non-U.S. issuers than those issuers domiciled in the United States, and the legal remedies for investors in non-U.S. domiciled issuers may be more limited than the remedies available to those issuers domiciled in the United States. Furthermore, with respect to certain foreign countries, there are risks of political, economic or social instability or diplomatic developments which could adversely affect investments in companies domiciled in those countries. For example, securities of companies domiciled in certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments. These companies may also be subject to greater risk of expropriation of private industry and, thus, a partial or total loss of the Fund’s investment in such securities.

Non-U.S. Traded Securities. Westcore Funds defines “non-U.S. traded securities” as those securities of U.S. issuers and non-U.S. issuers that trade in foreign currency and/or exclusively on one or more exchanges located outside of the United States. Non-U.S. traded securities may be subject to special risks associated with trading on a non-U.S. exchange and being denominated in a foreign currency.

The Fund may invest up to 25% of its assets in non-U.S. dollar denominated securities. There are risks and costs involved in investing in non-U.S. traded securities (including securities issued by foreign governments), which are in addition to the usual risks inherent in securities that trade on a U.S. exchange and are denominated in U.S. dollars. Investments in non-U.S. traded securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. Non-U.S. traded securities may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability, less government regulation, less public information, security registration requirements and less comprehensive security settlement procedures and regulations. Future political and economic developments, and the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect these securities. These and other factors could make it difficult to effect transactions, potentially causing the Fund to experience losses or miss investment opportunities.

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Emerging Markets and Developing Countries. The Fund may invest either directly or indirectly in countries with emerging markets and developing countries. The risks associated with emerging market investments may be different from or greater than the risks associated with investing in developed countries.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. Certain developing countries also may face serious currency exchange constraints.

In addition, there is generally less government supervision and regulation of exchanges, brokers, financial institutions, custodians and issuers in these countries than there is in the United States.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, the Fund, and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Depositary Receipts. Investments in non-U.S. securities may be in the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities (together, “depositary receipts”). These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company and evidence ownership of underlying non-U.S. domiciled securities. EDRs and GDRs are receipts issued by a non-U.S. bank or financial institution evidencing ownership of underlying U.S. or non-U.S. domiciled securities. Depositary receipts that trade on a non-U.S. exchange, such as EDRs and GDRs, will be considered non-U.S. traded securities for purposes of the 10% investment limitation.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility, whereas foreign issuers typically bear certain costs in a sponsored facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The lack of information may result in inefficiencies in the valuation of such instruments.

Investments in ADRs do not eliminate all of the risks of trading in non-U.S. domiciled and non-U.S. traded securities. The market value of ADRs is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted. However, by investing in depositary receipts, such as ADRs, the Fund may avoid currency risks during the settlement period for purchases and sales.

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Other Investments Potentially Affected By Foreign Exposure. Securities of certain issuers that are domiciled in the United States and trade on a U.S. exchange but have significant operations or relationships in countries other than the United States may be subject to some or all of the risks described above, to the extent of such operations and relationships.

Lower-Rated Securities

Investments in issuers of securities rated below investment grade (commonly known as “junk bonds”) are considered to be more speculative than securities rated investment grade and higher. Risk of loss upon default by the borrower is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates, than are investment grade issuers. As a result, the market price of such securities, and the net asset value of the Fund’s shares, may be particularly volatile. There are particular risks associated with these securities, including: (a) the relative youth and growth of the market; (b) their greater sensitivity to interest rate and economic changes, which could negatively affect their value and the ability of issuers to make principal and interest payments; (c) the relatively low trading market liquidity for the securities, which may adversely affect the price at which they could be sold; (d) a greater risk of default or price changes because of changes in the issuer’s creditworthiness; (e) the adverse impact that legislation restricting lower-rated securities may have on their market; (f) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Funds may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; and (g) the creditworthiness of issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated bonds generally and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. If the issuer of a lower-rated debt obligation held by the Funds defaulted, the Funds could incur additional expenses to seek recovery. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in the Fund’s net asset value per share.

In certain circumstances it may be difficult to determine a lower-rated security’s fair value due to a lack of reliable objective information. This may occur where there is no established secondary market for the security or the security is thinly traded. As a result, Fund’s valuation of such a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may adversely affect the value and liquidity of lower-rated securities held by the Funds, especially in a thinly-traded market. Illiquid or restricted securities held by the Funds may involve special registration responsibilities, liabilities, costs and valuation difficulties.

The ratings of Rating Agencies evaluate the safety of a lower-rated security’s principal and interest payments, but do not address market value risk. Because the ratings of the Rating Agencies may not always reflect current conditions and events, the Adviser continuously monitors the issuers of lower-rated securities held in the Fund’s portfolio for their ability to make required principal and interest payments. If a security undergoes a rating revision, the Funds involved may continue to hold the security if the Adviser decides this is appropriate.

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Master Limited Partnerships

A master limited partnership is a limited partnership in which the ownership units are publicly traded. Master limited partnership units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Master limited partnerships often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Additionally, since master limited partnerships generally conduct business in multiple states the Funds can be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in the master limited partnership.

Money Market Instruments

The Fund may invest from time to time in “money market instruments” such as bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including instruments issued or supported by the credit of U.S. or foreign banks. Although the Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Adviser deems the instrument to present minimal credit risks, these investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed twenty percent and twenty-five percent respectively, of the Fund’s total assets at the time of purchase.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Investments by the Fund in commercial paper and similar corporate obligations will consist of issues that are rated within the three highest Short-Term Credit Ratings as presented in Appendix A.

The Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period. The Fund intends to invest only in funding agreements that have a put feature which may be exercised on seven days’ notice.

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Repurchase Agreements

In a repurchase agreement, the Fund agrees to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Adviser. During the term of any repurchase agreement, the Adviser will monitor the creditworthiness of the seller and the seller must maintain the value of the securities subject to the agreement and held by the Fund as collateral at one hundred and one percent of the repurchase price.

Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, the Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days after notice by the Fund. If, in the future, the Fund enters into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed fifteen percent of the value of the Fund’s net assets.

The repurchase price under repurchase agreements entered into by the Fund generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund’s custodian or in the Federal Reserve/Treasury book-entry system.

Restricted Securities

The Fund may invest in restricted securities which are securities subject to legal or contractual restrictions on resale. These may include private placements of equity securities issued by issuers who have publicly traded equity securities of the same class issued and outstanding (“private investment in public equity” or “PIPES”). In many cases, PIPES are subject to contractual restrictions on resale. As a result of the absence of a public trading market for the PIPES, they may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. The Fund’s investments in PIPES may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that registration will remain in effect.

The Fund may also invest in restricted securities that can be offered and sold under Rule 144A of the Securities Act. Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. However, the purchase of restricted securities could have the effect of increasing the level of illiquidity of the Fund during periods that qualified institutional buyers become uninterested in purchasing these securities. Thus, restricted securities will be subject to the 15% limitation on illiquid securities unless the Adviser, under the supervision of the Board, determines that a liquid trading market exists. Additionally, from time to time under certain market conditions, these deemed liquid restricted securities may be subsequently reviewed and deemed illiquid based on such market conditions.

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Reverse Repurchase Agreements

The Fund may borrow for temporary purposes by entering into reverse repurchase agreements. Under these agreements, the Fund sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price. When the Fund enters into a reverse repurchase agreement, it maintains in a separate custodial account cash, U.S. Government obligations or other liquid high-grade debt obligations that have a value at least equal to the repurchase price.

Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. In addition, the value of portfolio securities the Fund sells may decline below the price it must pay when the transaction closes. Reverse Repurchase Agreements also involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the net asset value of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities.

As reverse repurchase agreements are deemed to be borrowings by the SEC, the Fund is required to maintain continuous asset coverage of three hundred percent. Should the value of the Fund’s assets decline below three hundred percent of borrowings, the Fund may be required to sell portfolio securities within three days to reduce the Fund’s debt and restore asset coverage to three hundred percent.

Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants. These instruments are privileges enabling the owners to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants. Also, the purchase of rights or warrants involves the risk that the effective price paid for them, when added to the subscription price of the related security, may exceed the value of the subscribed security’s market price. This could occur when there is no movement in the level of the underlying security.

Securities Lending

The Fund may lend its portfolio securities to institutional investors as a means of earning additional income. Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned. Securities loans will be made only to borrowers deemed by the Adviser to present minimal credit risks and when, in its judgment, the income to be earned from the loan justifies the possible risks.

When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations. Cash collateral also may be invested in privately-placed interests in a trust or other entity, which may be affiliated, that invests solely in the instruments permitted for investment of cash collateral. Such investments are further described under the caption “Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments.” Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, these loans may be called at any time, including if a material event affecting the investment were to occur.

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Collateral for such securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities or an irrevocable letter of credit issued by a bank that meets the investment standards of the Fund and whose securities are eligible for purchase under the objectives, policies and limitations of the Fund.

Tax-Exempt Obligations

Tax-Exempt Obligations include “general obligation” securities, “revenue” securities, private activity bonds and “moral obligation” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue securities are payable only from the revenues derived from a particular facility, the proceeds of a special excise tax or another specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities. Such bonds are included within the term “Tax-Exempt Obligations” only if the interest paid thereon is exempt from regular federal income tax. The credit quality of such bonds is usually directly related to the credit standing of the corporate user of the facility involved. Moral obligation securities are normally issued by special purpose public authorities. If the issuer is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Within the types of Tax-Exempt Obligations described above there are other categories, including municipal leases, which are often sold in the form of certificates of participation. These obligations are issued by state and local governments or authorities to finance the acquisition or construction of equipment and facilities. Certain of these obligations present the risk that a municipality may not have the funds approved or “appropriated” by a governing body for the lease payments. Moreover, lease obligations may be limited by municipal charter or other provisions that do not permit acceleration of the lease obligation upon default. Because certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances, they may not be as liquid or marketable as other types of Tax-Exempt Obligations.

There are variations in the quality of Tax-Exempt Obligations both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, any inherent structural features (e.g., call features, sinking fund, pre-refunded, escrowed) and the rating of the issue.

Payment on Tax-Exempt Obligations relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations. In the event of a foreclosure, collection of proceeds may be delayed and may not be sufficient to pay the principal or accrued interest on the defaulted Tax-Exempt Obligations.

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Certain investments of the Fund may be subject to the federal alternative minimum tax. These securities are not considered to be Tax-Exempt Obligations for purposes of the Fund’s policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in Tax-Exempt Obligations.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments may include short-term debt-securities, cash and cash equivalents. If the Fund takes a temporary position at the wrong time, the position could have an adverse impact on the Fund’s performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest all of its assets in temporary defensive positions.

U.S. Government Obligations

The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be held by the Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association (“Fannie Mae”), General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of Freddie Mac, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Such investments are further described under the caption “Mortgage Related Securities.”

When-Issued Purchases and Forward Commitments

The Fund may purchase or sell securities on a “when-issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Fund as when-issued or forward commitment transactions, even though some of the risks described may be present in such transactions. These transactions permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. The Fund would bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery occurs. Because the Fund is required to segregate liquid assets in an amount sufficient to satisfy the purchase price until the settlement date cash, the Fund’s liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes.

When the Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, it will segregate liquid high-grade debt obligations or other eligible liquid assets equal to the amount of the purchase or the commitment in accordance with SEC guidance. The market value of the segregated assets will be monitored and in the event of a decline, the Fund will be required to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund’s commitments. In the case of a forward commitment to sell portfolio securities, the Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

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The Fund will enter into these transactions only with the intention of completing them and actually purchasing or selling the securities involved. However, if deemed advisable as a matter of investment strategy, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of the other party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The value of the securities underlying a when-issued or forward commitment transaction, and any subsequent fluctuations in their value, are taken into account when determining the Fund’s net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

PORTFOLIO TURNOVER & BROKERAGE

The Adviser serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”).

Subject to the general supervision of the Trust’s Board of Trustees (the “Board”) and the provisions of the Trust’s Advisory Agreement relating to the Fund, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund. The Adviser is also responsible for selecting brokers to affect these transactions and the resulting portfolio turnover.

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PORTFOLIO TURNOVER

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs. High portfolio turnover may result in the realization of substantial capital gains, including short-term capital gains, which must be distributed to shareholders as taxable income. The Fund’s portfolio turnover rates will vary over time, and could exceed 100%, based on certain market conditions.

BROKERAGE COMMISSIONS

The Advisory Agreement for the Fund provides that the Adviser will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Adviser to cause the Fund to pay a broker-dealer that furnishes “eligible” brokerage and research services under Section 28(e) of the Securities Exchange Act of 1934, as amended (“Research”), a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that the Adviser in good faith determines that the commission is reasonable in relation to the value of the brokerage and/or research service provided (“Research Arrangement”).

Research Arrangements generally can be categorized as either “proprietary” or “third party.” When the broker-dealer that executes a trade also provides the Adviser with internally generated research in exchange for one bundled per share commission price that Research Arrangement is referred to as “proprietary.” In a “third party” Research Arrangement, the executing broker provides independent Research generated by a third party in exchange for commission dollars.

Transactions on U.S. and international stock exchanges and equity securities traded over-the-counter involve the payment of negotiated brokerage commissions. The Adviser negotiates standard commission rates used for executing equity trades that are on a per share basis. The cost of transactions executed on international stock exchanges are generally based on a percentage of the principal traded and may vary based on the market in which the security is traded. Typically, all of the commissions paid for executing equity trades on behalf of the Funds include a Research Arrangement. Denver Investments estimates that approximately 25% to 50% for domestic equity and 50% to 75% for international equities of the commission paid for trades where Denver Investments receives proprietary Research is for the cost of execution, with the balance attributable to the Research received. “Third party” Research involves the executing broker providing the independent Research generated by a third party in exchange for commission dollars. In these cases, Denver Investments negotiates the execution cost with the executing broker. Denver Investments estimates that approximately 10% to 25% of the commission paid is for the cost of execution, with the balance attributable to the Research received.

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To constitute eligible “research services” such services must qualify as “advice,” “analyses” or “reports.” To determine that a service constitutes research services, the Adviser must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. The Adviser may determine that a service has a mixed use (i.e., the service constitutes both a permissible research or brokerage service and an ineligible service). When this occurs, the Adviser will reasonably allocate the cost of the service according to its use, so that the portion that assists in eligible research and brokerage services is obtained using portfolio commissions from the Funds, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser.

Many over-the-counter issues, including municipal securities, may be traded without stated commissions, but the price includes an undisclosed commission or mark-up. Securities purchased and sold by the Fund may be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. Transactions in the over-the-counter market may be principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Fund may participate, if and when practical, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

The Fund may from time to time purchase securities issued by the Trust’s regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies.

Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, ADI or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC. The Adviser will not enter into agreements, express or implied, with brokerage firms pursuant to which it would select a firm for execution as a means of remuneration for recommending it as an investment adviser, nor in connection with the distribution of mutual funds advised or sub-advised by the Adviser. However, portfolio transactions may be executed through broker-dealers that have made such a recommendation, if otherwise consistent with seeking the best overall terms available in executing portfolio transactions.

The Adviser manages other accounts in a similar investment style and these accounts frequently invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. In instances where the purchase or sale order for a single security cannot be aggregated across all clients, the Adviser maintains aggregation and allocation policies and procedures that the Adviser believes to be fair and equitable to all over the long term. In some instances, this may adversely affect the price paid or received by the Fund or the size of the position obtained by or disposed of by the Fund.

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NET ASSET VALUE

The net asset value per share of the Fund is calculated as set forth in the Prospectus.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares in the Fund are sold on a continuous basis by ADI.

Shares of all Westcore Funds may be exchanged for shares of all other Westcore Funds, including the Fund.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange (“NYSE”) is stopped at a time other than 4:00 p.m. Eastern Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing net asset value. In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The Fund may redeem shares involuntarily: (i) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder; (ii) to collect any charge relating to a transaction effected for the benefit of a shareholder; (iii) in connection with the closing of an account, if the shareholder is deemed to engage in activities relating to the Fund that are illegal or otherwise believed to be detrimental to the Fund, as provided in the Prospectus; and (iv) in connection with a low balance account, as provided in the Prospectus. In addition, the Trust reserves the express right to redeem shares of the Fund involuntarily at any time if the Board determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund.

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio’s net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash. Shareholders who receive a redemption in kind may incur additional costs when they convert the securities received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

On a business day when the NYSE closes early due to a partial holiday or otherwise, the Trust will advance the time at which purchase and redemption orders must be received in order to be processed on that business day and receive that day’s price. The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as determined by the rules and regulation of the SEC exists making disposal of the Fund’s investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

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The Trust has authorized one or more brokers to receive, on behalf of the Trust, purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary’s authorized designee, received the order. Customers’ orders will be priced at the Fund’s net asset value computed after they are received by an authorized financial intermediary or the financial intermediary’s authorized designee.

Shares purchased by financial intermediaries on behalf of their customers will normally be held of record by the financial intermediaries and beneficial ownership of shares will be recorded by the financial intermediaries and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular financial intermediary and the Trust’s transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by the Trust’s transfer agent directly to a customer with a copy to the financial intermediaries, or will be furnished directly to the customer by the financial intermediaries. Other procedures for the purchase of shares established by financial intermediaries in connection with the requirements of their customer accounts may apply. Customers wishing to purchase shares through their financial intermediaries should contact such entities directly for appropriate purchase instructions.

Retirement and Education Plans – All Westcore Funds

Individual Retirement Accounts. An Individual Retirement Account (“Traditional IRA”) may invest in the Trust. Traditional IRAs are available to individuals who have earned income (including earned income from self-employment) and their spouses (for married couples filing jointly), who wish to use shares of the Funds as a funding medium to save for retirement. Except for rollover contributions, an individual who has attained, or will attain, age 70½ before the end of the taxable year may only contribute to the Traditional IRA for his or her spouse who is under age 70½. Traditional IRA contributions may be either deductible or nondeductible, depending on whether the individual and/or the individual’s spouse, if any, is a participant in a qualified plan and, if so, his or her income. Earnings on amounts contributed to a Traditional IRA are not subject to federal income tax until distribution (with certain exceptions). Distributions are included in gross income, except to the extent of any nondeductible contributions. Distribution of an individual’s Traditional IRA assets before the individual attains age 59½ will (with certain exceptions) result in an additional 10% tax on the amount of the distribution that is included in the individual’s gross income.

A Roth Individual Retirement Account (“Roth IRA”) may also invest in the Trust. Roth IRAs are available to individuals who have earned income and their spouses, who wish to use shares of the Fund as a funding medium to save for retirement. A single individual with modified adjusted gross income of up to $132,000 in 2016 may contribute to a Roth IRA (for married couples filing jointly, the modified adjusted gross income limit is $194,000 in 2016). An individual with modified adjusted gross income of up to $10,000 in 2016 who is married, lives with his or her spouse at any time during the year and files his or her income taxes separately from his or her spouse may contribute to a Roth IRA. Contributions may be made after the Roth IRA owner has attained age 70½, as long as the account owner or his or her spouse has earned income. Contributions to a Roth IRA are not deductible. “Qualified distributions” from a Roth IRA are not included in the taxpayer’s gross income and are not subject to the additional 10% early distribution tax. To be a qualified distribution, the distribution may not be made before the end of the five year period beginning with the first tax year for which the individual made a contribution to any Roth IRA, and the distribution must be made either on or after the individual’s attainment of age 59 ½, or due to the individual’s disability, death or qualified first-time homebuyer expenses. A non-qualified distribution will be subject to federal income tax to the extent that the distribution and all prior distributions from the individual’s Roth IRAs, less any amounts previously included in income, exceeds his or her contributions to Roth IRAs. A non-qualified distribution may also result in an additional 10% tax (with certain exceptions) on the amount of the distribution that is included in the individual’s gross income.

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An individual may roll over, transfer or convert all or any portion of an existing Traditional IRA or Simplified Employee Pension (“SEP”) plan IRA (see below) into a Roth IRA. The opportunity to convert to a Roth IRA is available to all individuals regardless of income. The balance in the individual’s Traditional IRA at the time of conversion will be treated as a distribution for income tax purposes and is includible in the individual’s gross income (except to the extent that it is a return of nondeductible Traditional IRA contributions). The 10% additional tax will not apply.

Except for amounts converted to a Roth IRA and rollovers, the total annual contributions to an individual’s Traditional and Roth IRAs may not exceed the lesser of $5,500 ($6,500 for an individual aged 50 or older) in 2016 or 100% of his or her taxable compensation for the year or, if the individual is married and files a joint return and his or her compensation is less than that of his or her spouse, the combined taxable compensation of the individual and his or her spouse, less his or her spouse’s contributions to Traditional and Roth IRAs for the year. Factors discussed above may further reduce an individual’s contribution limit.

The Trust also permits any employer (including self-employed individuals) to make contributions to employee Traditional IRAs that are invested in the Trust, if the employer sponsors a SEP plan or a Salary Reduction Simplified Employee Pension (“SARSEP”) plan, a type of a SEP that was established prior to January 1, 1997 and permits employee pre-tax contributions (subject to certain requirements). SEPs and SARSEPs permit discretionary employer contributions to employee Traditional IRAs (employees who have not met certain eligibility criteria may be excluded). Employer contributions must bear a uniform relationship to each employee’s compensation (subject to certain limits). SEP and SARSEP contributions may be made even after an individual has attained age 70½, provided that the individual is an employee. SEP and SARSEP contributions (subject to certain limits) are deductible to the employer in the year when they are made, but are not taxable to the employee until distribution. Distributions for SEPs and SARSEPs are subject to the distribution rules that apply to Traditional IRAs.

Education Savings Accounts. A Coverdell Education Savings Account (“Coverdell ESA”) may invest in the Trust. Coverdell ESAs are available to individuals who wish to use shares of the Fund as a funding medium to save for a child’s education. A single individual with modified adjusted gross income of up to $110,000 may contribute to a Coverdell ESA for the benefit of a child who has not attained the age of 18 or is a special needs beneficiary (for married couples filing jointly, the modified adjusted gross income limit is $220,000). Contributions to all Coverdell ESAs for the benefit of a single child in any year are limited to $2,000. Additional income-based factors may further reduce the contribution limit. Contributions to a Coverdell ESA are not deductible. Distributions from a Coverdell ESA for “qualified education expenses” are not subject to federal income tax. Qualified education expenses include “qualified higher education expenses” and “qualified elementary and secondary education expenses.” Qualified higher education expenses include post-secondary education expenses such as tuition, room and board. Qualified elementary and secondary education expenses include kindergarten through twelfth grade education expenses such as tuition, fees, tutoring, books, supplies, room and board. The earnings portion of distributions that are not used for qualified education expenses is included in the distributee’s gross income (with certain exceptions). A distribution that is not used for qualified education expenses will also result in an additional 10% tax (with certain exceptions) on the amount that is included in the distributee’s gross income. Any balance remaining in a Coverdell ESA for the benefit of a child who attains age 30 must be distributed to the child (with certain exceptions), subject to the tax consequences discussed above.

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The foregoing brief descriptions are not complete or definitive explanations of the Traditional or Roth IRA, SEP, SARSEP or Coverdell ESA vehicles that may invest in the Fund. Any person who wishes to establish an IRA, SEP or Coverdell ESA may do so by contacting an Investor Service Representative at 800.392.CORE (2673). The complete documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Trust recommends that investors consult their attorneys or tax advisors to determine if the retirement and education programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

Under the Trust’s Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Amended and Restated Declaration of Trust authorizes the Board to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board has authorized the issuance of nineteen outstanding classes of shares, consisting of twelve retail share classes and ten institutional share classes, with a retail class for the Westcore Smid-Cap Value Dividend Fund. The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

Each share of the Trust has no par value, represents an equal proportionate interest in the Fund, and is entitled to such dividends and distributions of the income earned on the Fund’s assets as are declared at the discretion of the Trustees. Shares of the Fund have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus of the Fund, the Fund’s shares will be fully paid and nonassessable by the Trust. In the event of a liquidation or dissolution of the Trust or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust’s respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Shareholders of the Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

Shareholders of the Trust will vote together in the aggregate and not separately on the Fund-by-Fund basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular Westcore Fund. In accordance with Rule 18f-3 of the 1940 Act, each class of shares shall have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement, and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. Rule 18f‑2 under the 1940 Act (“Rule”) provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Westcore Fund affected by the matter. The Fund is affected by a matter unless it is clear that the interests of the Fund in the matter are substantially identical or that the matter does not affect any interest of the particular Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund. However, the Rule also provides that the ratification of the appointment of the Independent Registered Public Accounting Firm, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.

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There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust’s outstanding shares (irrespective of class) may elect all of the Trustees. The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Furthermore, under the 1940 Act, the Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any Trustee or Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares. If a shareholders’ meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold.

Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for this purpose and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the trust or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

If the Trustees elect to follow the second course above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

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The Amended and Restated Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

The Trustees’ decision to liquidate a portfolio may result from various factors that lead the Trustees to believe that such action would be advisable. For example, there may be poor market conditions, the Fund may be unable to attract or retain sufficient investments or unforeseen expenses may hinder the Fund’s ability to provide competitive returns. Liquidation of a portfolio could have negative tax consequences for a shareholder.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion of federal income tax law applies only to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. person have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plans or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partners and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from federal income tax treatment. Distributions from the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may also be exempt from state and local income taxes in certain states.

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Taxation of the Fund

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”), and to timely distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. The Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to the Fund even though the Fund is a series of the Trust. Furthermore, the Fund will separately determine its income, gain, losses and expenses for federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, or (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (3) in the securities of one or more qualified publicly traded partnerships,; and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which the Fund may invest in some investments.

With respect to (i) above, the Internal Revenue Service (the “ IRS”) may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

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If the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If the Fund were disqualified as a regulated investment company: (i) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (ii) shareholders would be taxed as if all dividends they received were ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of net short-term capital losses) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. The Fund intends to distribute substantially all of its investment company taxable income net capital gains, after offsetting any capital loss carryforwards, as capital gain dividends in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain dividends paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

 If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses may be carried forward indefinitely until they are used to offset capital gains. If future capital gains are offset by carried-forward capital losses, such future capital gains will not be subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed.

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A regulated investment company may elect to treat any post-October capital loss (defined as the of the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year an amount at least equal to 98% of its ordinary taxable income and at least 98.2% of its capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year including any retained amount for the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of the property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax, although there can be no assurance that the Fund will be able to do so. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis).

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares of the Fund. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain, which (for this purpose) is 20%. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and its shareholders. If dividends received by the Fund during any taxable year constitute 95% or more of its gross income (excluding net capital gain), then all of the Fund dividends (other than those properly designated as capital gain dividends) may be treated as qualified dividend income.

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 Distributions of earnings and gains are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and whether shareholders receive them in cash or reinvest them in additional shares. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

The maximum long-term capital gain rate applicable to individuals generally is 20%. Certain categories of capital gains are taxable at maximum individual federal income tax rates of 25% or 28%. If the Fund reports a capital gain dividend in written statements furnished to its shareholders, it must also report in these statements the amounts of the dividend that are subject to these maximum rates applicable to individual shareholders. Capital gains are also subject to the surtax on net investment income. See “Surtax on Net Investment Income,” below.

Dividends received by corporate shareholders that are reported by the Fund in a written statement furnished to shareholders may qualify for the 70% dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by such Fund is treated as dividends.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a taxable gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the U.S. federal income tax consequences of the particular investment policies of the Fund.

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The Fund’s investments in financial instruments and futures contacts and options, and passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  A portion or all of the recognized taxable income may be ordinary income or short-term capital gain and thus may be taxable to shareholders as ordinary income. In the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares unless the Fund either makes an election to recognize income annually during the period of its ownership of the shares, or makes an election to recognize income annually with respect to its shares of the PFIC on a mark-to-market basis. Such elections may result in the recognition of ordinary income or short-term capital gains, and may cause income or gains to be recognized before the corresponding receipt of cash. Dividends paid by PFICs or foreign corporations that were PFICs in the year preceding the payment of the dividend will not be eligible to be treated as qualified dividend income.

The Fund’s investments in REIT equity securities, if any, may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to the Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

When the Fund sells a put or call option, the premium received generally is not included in income at the time of receipt. If the option expires, the premium is generally included in income of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Some of the Fund’s investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or losses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”). Section 1256 contracts held by the Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

Generally, hedging transactions undertaken by the Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.

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The Fund may make one or more of the elections available under the Code that apply to straddles. Such elections may affect the amount, character and timing of the recognition of gains or losses from the affected straddle positions, and may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because comprehensive regulations implementing the straddle rules have not been promulgated, the tax consequences to the Fund of hedging transactions are not always clear and investors should consult their own tax advisers in this regard.

Gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund collects the U.S. dollar amounts of such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses may increase, decrease, or eliminate the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by the Fund from foreign sources may be subject to foreign withholding taxes and other similar income taxes. Although the Fund generally may elect either to claim a foreign tax credit or to deduct foreign taxes in computing its taxable income, the Fund may have insufficient tax liability to fully utilize such a credit or deduction because the Fund’s taxable income is reduced by distributions to its shareholders. If more than fifty percent of the value of the Fund’s total assets at the close of its taxable year were to consist of securities of foreign corporations, the Fund would be eligible to elect to “pass-through” to its shareholders the amount of such foreign taxes paid by the Fund. Alternatively, if the Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described fifty percent requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least fifty percent of the value of its total assets is represented by interests in other regulated investment companies. The Fund does not expect to qualify for either election described in this paragraph, and makes no assurances as to either the availability of any other election discussed in this section or its willingness to make any such election.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in REMICs, in which event any related UBTI may not be offset by net operating losses; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. If a charitable remainder trust (as defined in section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise taxequal to the amount of such UBTI. The Fund may invest in REITs that hold residual interests in REMICs. Tax-exempt investors should consult with their own tax advisors concerning the impact of these rules before investing in the Fund.

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Backup Withholding

The Fund will be required in certain cases to withhold and remit to the United States Treasury a percentage of the taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to back-up withholding by the IRS for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an “exempt recipient.” The percentage required to be withheld is currently twenty-eight percent.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Fund (or its administrative agent ) must report to the IRS and furnish to its shareholders cost basis information for Fund shares that are redeemed, exchanged or otherwise sold, and indicate whether the shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, the Fund will use a default cost basis method. In general, the cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares unless the shareholder revokes or changes the standing election. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The Fund must also report the gross proceeds from the sale of Fund shares.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer and on the undistributed net investment income of certain estates and trusts, provided (in each case) the taxpayer’s gross income as adjusted exceeds a threshold amount. Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income includes ordinary income and capital gain distributions received with respect to shares of the Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or FATCA), foreign financial institutions (“FFIs”) or non-financial foreign entities (“NFFEs”) that are Fund shareholders may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations. An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

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An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Reportable Transactions

Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not determine whether the taxpayer’s treatment of the loss is proper.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment in the Funds would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. In addition, since master limited partnerships in which the Fund may invest generally conduct business in multiple states, the Fund can be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in the master limited partnership.
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Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change, possibly with retroactive effect, by legislative or administrative actions.

MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Board in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. The Trustees are responsible for major decisions relating to the Fund’s objective, policies and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
Mary K. Anstine Age 76	Chairman and Trustee	Since January 1, 2013 Since February 22, 2006	• Retired, September 2004 - Present; • President/Chief Executive Officer, HealthONE Alliance (hospitals), 1994-2004; • Various positions leading to Executive Vice President of First Interstate Bank of Corporation and predecessors (banking), 1961-1994.	12	Ms. Anstine is a Trustee of ALPS ETF Trust (24funds); Financial Investors Trust (36 funds); ALPS Variable Investment Trust (9 funds); and Reaves Utility Income Fund (1 fund).
John A. DeTore, CFA Age 58	Trustee	Since December 31, 2009	• CEO/Founder, United Alpha, LLC (investment management firm), 2003-present • CIO, GRT United Alpha, LLC (investment management), 2006 present • CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009-2011 • Managing Director/Director of Strategic R&D, Putnam Investments (investmen management), 1999-2000 • Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994-1999.	12	None

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Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Rick A. Pederson Age 64	Trustee	Since February 13, 2007
• President, Foundation Properties,
    Inc. (a real estate investment
    management company), 1994 –
    present
• Advisory Board member, Bow
    River Capital Partners (private
    equity management), 2003 –
    present
• Advisor, Pauls Corporation (real
    estate investment management and
    development), 2008 – present
• Chairman, Ross Consulting Group
    (real estate consulting services),
    1983 - 2013
• Advisory Board, Neenan Company
    (construction services), 2002 –
    present
• Board Member, Prosci Inc.
    (private business services), 2013 –
    present
• Board Member, Citywide Banks
    (Colorado community bank), 2014 –
    present
• Board Member, Professional
    Pediatric Health Care, Inc. (a
    Denver-based home nursing firm),
    2014 - present
• Director, National Western Stock
    Show (not-for-profit organization),
    2010 – present
• Director, Biennial of the Americas
    (not-for-profit-organization), 2012 –
    2015.
• Board Member, Strong-Bridge
    Consulting, 2015-present.
• Board Member, History Colorado,
    2015 – present.
				12	Mr. Pederson is a Trustee of ALPS ETF Trust (24 funds); and Principal Real Estate Income Fund (1 fund).

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Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. Smith Age 64	Trustee	Since December 31, 2009	• Private Equity Consultant, 2003 present • Trustee, The Nature Conservancy (non-profit), July 2007-present; Chairman June 2014-present • Chairman, Yellow Pages Group of New Zealand (yellow pages), May 2007-May 2009 • Chairman and CEO, StellarOne Corp. (software development company), 2003 • Executive VP – Consumer Markets, Qwest Communications (telecommunications industry), 2001-2002 • President and CEO Qwest Dex (yellow pages), 1997-2001 • Various positions leading to VP with US West and affiliated and predecessor entities (telecommunications industry), 1979-1997.	12	None
Douglas M. Sparks CPA (Inactive) Age 73	Trustee	Since December 31, 2009	• Retired, 2000-present • General Manager, Mister Remo of California, Inc., (apparel manufacturing) 1998-2000 • Partner, Ernst & Young LLP, (public accounting) 1981-1995 • Senior Manager, Ernst & Young LLP, (public accounting) 1977-1981 • Staff Professional, Ernst & Young LLP, (public accounting) 1968- 1977.	12	None

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OFFICERS
Jasper R. Frontz, CPA, CFA Age 48 Denver Investments 370 17th Street, Suite 5000 Denver, Colorado 80202	Treasurer	Since February 12, 1997
•  Chief Compliance Officer and Chief Operations Officer, Denver Investments,
    March 31, 2014-present, Partner, Denver Investments, January 1, 2014 present; prior thereto, Vice President, Denver Investments, May 2000
    December 2013, Director of Mutual Fund Administration, Denver
    Investments, June 1997-May 2000
•  Registered Representative, ALPS Distributors, Inc., 1995- present
•  Treasurer, November 1997-2011 and Chief Compliance Officer September
   2004-2011, Blue Chip Value Fund, Inc. (mutual fund).

	Chief Compliance Officer	Since September 29, 2004
Jill Kerschen Age 42 1290 Broadway, Suite 1100 Denver, Colorado 80203	Assistant Treasurer	Since November 21, 2013
•  Vice President and Fund Controller, ALPS Fund Services, Inc., July 2013-
    present
•  Senior Manager, Financial & Tax Reporting 2007-2013, Senior Manager,
    Financial Reporting, Tax Reporting & Compliance 2007-2011, Senior
    Investment Analyst, Financial Reporting 2004-2007, and Assistant Manager,
    Mutual Fund Reconciliation & Revenue 2001-2004, Great West Financial.

Richard C. Noyes Age 46 1290 Broadway, Suite 1100 Denver, Colorado 80203	Secretary	Since February 17, 2016
•  Senior Vice President and Director of Legal Administration, 2016-present
•  Vice President and Senior Counsel, ALPS Fund Services, Inc. 2015-2016
•  Assistant Vice President and Senior Legal Counsel, Janus Capital
    Management LLC, 2008-2015.

[1]	Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

[2]	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

[3]	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Columbia Variable Portfolio Partners Small-Cap Value Fund, the Northern Trust Multi-Manager Small-Cap Fund, and the Clearwater International Fund, which are also advised or sub-advised by Denver Investments.

[4]	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since November 30, 2006. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1961 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

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John A. DeTore

Mr. DeTore was an Interested Trustee of the Trust from December 31, 2009 to January 10, 2014. Since January 10, 2014, Mr. DeTore has served as an Independent Trustee. Mr. DeTore has over 25 years of financial services experience. Currently, Mr. DeTore is the Chief Executive Officer and Founder of United Alpha LLC, CIO, GRT United Alpha, LLC, a Portfolio Manager with GRT Capital Partners LLC, an investment management firm, and an Adjunct faculty member of the Sloan School of Management, Massachusetts Institute of Technology. Previously, he held positions at Putnam Investments for eight years and Wellington Management for seven years, primarily leading their respective quantitative research efforts. He was selected to serve as a Trustee of the Trust based on his business, academic, investment management, and financial services experience.

Rick A. Pederson

Mr. Pederson has been an Independent Trustee of the Trust since February 13, 2007. He currently serves as President of Foundation Properties, Inc., a real estate investment manager, and is an Advisory Board Member at Bow River Capital Partners, a private equity investment management firm. Mr. Pederson is also Advisor of the Pauls Corporation, a real estate investment management and development company, an Advisory Board member at Neenan Co., a construction services company, a Board Member of Prosci Inc., a Board Member of Professional Pediatric Health Care, Inc., a home nursing firm, a private business services company, a Board Member of Citywide Banks, a community bank, and a Director of two not-for-profit organizations--the National Western Stock Show and Biennial of the Americas. He has previously served as Chairman of Ross Consulting Group, a real estate consulting service. He was selected to serve as a Trustee of the Trust based on his business, investment management and financial services experience.

James A. Smith

Mr. Smith has been an Independent Trustee to the Trust since December 31, 2009. Mr. Smith has over 30 years of experience in business, primarily in the telecommunications industry with Qwest and its predecessor and affiliated organizations. Currently, Mr. Smith’s principal occupations include serving as a Private Equity Consultant and as a Trustee to The Nature Conservancy. He was selected to serve as a Trustee of the Trust based on his business experience.

Douglas M. Sparks

Mr. Sparks has been an Independent Trustee to the Trust since December 31, 2009. Currently retired, Mr. Sparks has 28 years of experience in the public accounting industry, including 14 years as an audit partner with Ernst & Young LLP. He was selected to serve as a Trustee of the Trust based on his business and accounting experience.

Janice M. Teague

Ms. Teague has been an interested Trustee and President of the Trust since June 2, 2016. Prior to this, Ms. Teague had served as an Independent Trustee to the Trust since February 13, 2007. Currently retired, Ms. Teague has over 20 years of financial services experience. Ms. Teague’s business career was primarily working in the legal and fund administration services at both Berger Funds and Janus Funds, holding positions leading up to Vice President at Berger Financial Group LLC. She was selected to serve as a Trustee of the Trust based on her business, investment management, accounting, and financial industry experience.

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Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Trustees. The Trust has engaged Denver Investments to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of six members, all of whom are Independent Trustees. The Board meets at five regularly scheduled meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, an Investment Review Committee and a Nominating and Governance Committee and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. In February 2011, the Trustees consolidated the responsibilities of the Qualified Legal Compliance Committee into the Audit Committee. Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mary K. Anstine, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of each Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman Trustee may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Fund’s characteristics and circumstances. These include the Trust’s multiple series of Fund shares, each Fund’s single portfolio of assets, the Fund’s net assets and the services provided by the Fund’s service providers.

Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of each Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of each Fund's compliance program and reports to the Board regarding compliance matters for the Funds and its principal service providers. In addition, as part of the Board's periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Standing Board Committees

The Board has established three committees, the Audit Committee, Investment Review Committee, and Nominating and Governance Committee.

The Audit Committee annually considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Committee considers the engagement and compensation of the Independent Public Accounting Firm. The Committee ensures receipt from the Independent Public Accounting Firm of a formal written statement delineating relationships between the Independent Public Accounting Firm and the Trust, consistent with applicable auditing standards. The Committee also meets with the Independent Public Accounting Firm at least once each year outside the presence of management representatives to review the scope and results of the audit and typically meets quarterly or otherwise as requested by the Committee’s Chairman or the Independent Public Accounting Firm. This Committee is also responsible for receiving reports of evidence of Material Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto. As of June 2, 2016, the Audit Committee is comprised of Ms. Anstine and Messrs. Sparks (Chairman) and Smith. All of the members of the Audit Committee are Independent Trustees. The Audit Committee met four times during the fiscal year ended December 31, 2016.

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The Investment Review Committee is responsible for reviewing, in an oversight capacity, the investment activities of the Funds. As of June 2, 2016, the Investment Review Committee is comprised of Ms. Teague and Messrs. DeTore and Pederson (Chairman) each of whom is an Independent Trustee. The Investment Review Committee met four times during the fiscal year ended December 31, 2016.

The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee is comprised of Mr. Smith, and Mses. Anstine (Chairman) and Teague, each of whom is an Independent Trustee. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Trust’s Secretary. The Nominating and Governance Committee met two times during the fiscal year ended December 31, 2015.

Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Trustee in the Trust as of [        ], 2016:

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
Mary K. Anstine	None
John A. DeTore	None
Rick A. Pederson	None
James A. Smith	None
Douglas M. Sparks	None

As of December [  ], 2016, the Trustees and officers of the Trust, as a group, did not own any shares of the Fund as the Fund was not operational at that time.

Also, as of December [  ], 2016, none of the Independent Trustees owns shares or has an equity interest in the Adviser or ALPS Distributors, Inc., the Fund’s principal underwriter or any affiliate thereof.

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Each Trustee receives an annual fee of $24,000 plus $3,000 for each Board meeting attended, $1,000 for each Nominating and Governance Committee meeting attended and $1,500 for each Audit Committee and Investment Review Committee meeting attended. Each Trustee is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity, and the Chairman of the Nominating and Governance Committee, Audit Committee and Investment Review Committee are each entitled to receive an additional $500 for each Committee meeting attended. In the event a formal special meeting is necessary which is held by telephone, the meeting fee is reduced to $500 per Trustee. The President receives a fee of $2,500 per regularly scheduled Board meeting. Effective October 1, 2004, the Trustees appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees annually determine the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer. The following chart provides certain information about the Trustee and Chief Compliance Officer fees paid by the Trust for the fiscal year ended December 31, 2015:

Name of Person/ Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex*
Mary K. Anstine, Chairman/Trustee	$49,500	--	$49,500
John A. DeTore, Trustee	44,000	--	44,000
Rick A. Pederson, Trustee	46,000	--	46,000
James A. Smith, Trustee	45,000	--	45,000
Douglas M. Sparks, Trustee	46,000	--	46,000
Robert L. Stamp**	29,032	--	29,032
Janice M. Teague, Trustee***	45,000	--	45,000
Jasper R. Frontz, Chief Compliance Officer	$120,000	--	$90,000

*	The Fund Complex, at the close of its fiscal year, includes funds with a common investment adviser or sub-advisor which is an affiliated person. There were fifteen funds in the Fund Complex: the twelve Westcore Funds currently offered to the public, Columbia Variable Portfolio Partners Small-Cap Value Fund, the Northern Multi-Manager Small-Cap Fund, and the Clearwater International Fund, which are also advised by Denver Investments.

**	Mr. Stamp resigned as a Trustee to the Fund effective November 15, 2011. Compensation reported here for Mr. Stamp is deferred compensation resulting from his participation in the Trust’s Deferred Compensation Plan.

***	Ms. Teague became President and an Interested Trustee on June 2, 2016.

Each Trustee is entitled to participate in the Trust’s Deferred Compensation Plan (the “Plan”). Under the Plan, a Trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees will not obligate the Trust to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee. The Trust may invest in underlying securities without shareholder approval.

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The Adviser, of which Mr. Frontz, Treasurer of the Trust, is a Partner, Chief Operations Officer and Chief Compliance Officer, receives compensation as the investment advisor and co‑administrator. ALPS Fund Services, Inc. (“ALPS”), of which Ms. Kerschen and Mr. Noyes are employees, receives compensation as co‑administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, ADI, serves as distributor to the Trust.

Except for Mr. Frontz, no employee of ADI, ALPS or the Adviser receives any compensation from the Trust for acting as an officer or Trustee.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

The Amended and Restated Declaration of Trust further provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment; that no Trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee. With the exception stated, the Amended and Restated Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been Trustee, and that the Trustees will indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

Investment Adviser

The Adviser serves as investment adviser to the Fund pursuant to an Advisory Agreement. In the Advisory Agreement, the Adviser has agreed to provide a continuous investment program for the Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Fund. The current Advisory Agreement for the Fund became effective on [   ], 2016.

The table below provides the management fee to be paid by the Fund, pursuant to the terms set forth in the advisory agreement discussed above:

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Annual
Fund	Management Fee
Westcore Smid-Cap Value Dividend Fund	[ ]%

Denver Investments has contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional other expenses so as to limit the Fund’s Retail Total Annual Fund Operating Expenses (“Total Annual Fund Operating Expense Limits”) from [     ], 2016 until at least April 30, 2018.

Total Annual Retail Class Fund Operating

Fund	Expense Limit
Westcore Smid-Cap Value Dividend Fund	[ ]%

The Adviser manages other investment management accounts in addition to the Fund. Each account managed by the Adviser has its own investment objective and policies and is managed accordingly by a particular team of portfolio managers. As a result, from time to time two or more accounts, even if managed by the same team, may pursue divergent investment strategies with respect to investments or categories of investments.

The Advisory Agreement is effective for its first two years and thereafter will continue in effect from year to year so long as such continuance is approved annually by a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. The Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or the Adviser on sixty days’ written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of the Fund.

The Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Adviser, as co-administrator, also provides administrative services to the Fund pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Distributor

ADI, an affiliate of ALPS (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent of the Funds, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor.

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Administrators

ALPS has entered into an Administration, Bookkeeping and Pricing Services Agreement (the “ALPS Administration Agreement”) to maintain the financial accounts and records of the Fund and to compute the net asset value and certain other financial information of the Fund; to assist in maintaining the Fund’s office; furnishing the Fund with clerical and certain other services required by the Fund; compile data for and prepare various notices; annual and semi-annual shareholder reports to the SEC; prepare other reports that may be required by applicable securities, investments, tax or other laws and regulations of the United Sates; prepare filings with state securities commissions; coordinate federal and state tax returns for the Fund; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations and generally assist in the Fund’s operations. Under the ALPS Administration Agreement, ALPS is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of ALPS in the performance of its duties under the ALPS Administration Agreement. For its services under the ALPS Administration Agreement, the Funds in the Trust pay ALPS a fee based on the average annual net assets of the Funds.

Subsequent to the initial two year term of the ALPS Administrative Agreement discussed above, the fees to be paid by the Fund may be subject to an adjustment for inflation.

Also, Denver Investments, has entered into an Administration Agreement (the “DI Administration Agreement”) to assist in maintaining the Fund’s office; furnishing the Fund with clerical and certain other services required by the Fund; compile data for and prepare various notices; annual and semi-annual shareholder reports to the SEC; prepare other reports that may be required by applicable securities, investments, tax or other laws and regulations of the United Sates; prepare filings with state securities commissions; coordinate federal and state tax returns for the Fund; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations and generally assist in the each Fund’s operations.

The table below provides the fees to be paid by the Trust, pursuant to the DI Administration Agreement discussed above:

Asset Level	Annual Administrative Fee
First $[ ] billion in average daily net assets of the Trust	[ ]%
Net assets greater than $[ ] billion in average daily net assets of the Trust	[ ]%

The Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Trust is intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, the Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s Transfer Agent.

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This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

The Periodic Reimbursement Amount is then accrued on a daily basis as an expense to the Fund until the next Periodic Reimbursement calculation is made.

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon Corporation (the “Custodian”), with principal offices at One Wall Street, New York, New York 10286, serves as custodian of the assets of the Fund pursuant to a custody agreement (the “Custody Agreement”). Under the Custody Agreement, the Custodian has agreed to hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund. The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. Under the Custody Agreement, the Custodian receives from the Trust a fee based primarily on the assets and transactions of the Fund subject to an overall minimum.

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for the Fund. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Fund; (b) make dividend and other distributions to shareholders of the Fund; (c) effect transfers of shares; (d) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (e) facilitates the electronic delivery of shareholder statements and reports; and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

PORTFOLIO MANAGERS

As of [             ], 2016, the following tables summarize the other investment activities of the portfolio managers.

VALUE TEAM
	Dayton	Adelmann	Anguilm	Ramirez	Ruehle

Registered Investment Companies
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Other Pooled Accts
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0	$0
# of Accounts	0	0	0	0	0

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Other Accounts(1)
Assets	$[ ]	$[ ]	$[ ]
# of Accounts	[ ]	[ ]	[ ]

Performance Based
Assets	$0	$0	$0
# of Accounts	0	0	0

Grand Totals
Assets	$[ ]	$[ ]	$[ ]
# of Accounts	[ ]	[ ]	[ ]

(1)	Total Accounts for Dayton, Adelmann, Anguilm and Ramirez includes __ accounts within separately managed account (SMA) wrap programs which Denver Investments serves as portfolio manager.

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

Description of Material Conflicts of Interest

The Adviser has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Westcore Fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Adviser believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Fund and its other managed funds and accounts have been reasonably designed.

Westcore Funds Portfolio Manager Compensation Structure Disclosure

The Adviser is a limited liability company with “members” or “partners” as the owners of the firm. The compensation structure for partners versus employees differs such that a separate description of portfolio managers’ compensation is required for those portfolio managers who are partners and those who are not partners.

The Adviser’s goal is to create an environment that promotes stability and ensures the alignment of employee incentives with clients’ interests. All investment professionals are eligible for equity ownership positions, which are based on several factors including performance, product profitability, ability to grow the business and other qualitative factors.

Partners have a base salary plus an incentive component, as well as equity ownership in the firm. All investment professionals who are non-owners have a base salary, an incentive component and participate in a profit-sharing program.

Regarding incentive compensation, the single most important measurement is client account returns versus their benchmark. If excess returns are achieved, investment professionals are eligible for annual bonuses which emphasize long-term performance.

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Both partner and non-partner portfolio managers may also participate in the Adviser’s defined contribution retirement plan, which includes normal matching provisions and a discretionary contribution in accordance with applicable tax regulations.

Ownership of Securities. As the Fund is new, the portfolio manager has no ownership in the Fund.

EXPENSES

Operating expenses borne by the Fund includes taxes, interest, fees and expenses of its Trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Fund’s custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. The Fund also pays for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

It is the Westcore Funds’ policy to publicly disclose portfolio holding information of all holdings on a monthly basis on the Fund’s website at www.westcore.com so that all investors and prospective investors have equal access to current information at the same time. Generally the information will be posted on the Fund’s website on or around the 15th of each month and the Fund is allowed to disclose their top 10 portfolio holdings as frequently as monthly and from time to time before the complete holdings are disclosed, provided that such information is first made publicly available via the Fund’s website. Portfolio holdings information is disclosed to the Fund’s service providers or its agents in order to carry out the Fund’s operations. Each of the Fund’s service providers or its agents is required to keep such information confidential by agreement or by general professional fiduciary duty. The identity of such entities is provided below:

Recipient Name	Frequency of Holdings Disclosure	Lag of Information Provided	Date of Information	Date Provided to Recipients
Abel/Noser Corp. (Trade Cost Analysis Services used by Adviser)	Daily	None	Daily	Daily
CapitalIQ (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
Bloomberg (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
Denver Investments (Investment Adviser and Co-Administrator)	Daily	None	Daily	Daily
Eagle Investment Systems (Accounting Systems Software utilized by Adviser)	Daily	None	Daily	Daily
Eze Castle Software, Inc. (Trade Order Management System and Compliance Monitoring System provider utilized by Adviser)	Daily	None	Daily	Daily
Factset Research Systems, Inc. (Market Data provider utilized by Adviser)	Daily	None	Daily	Daily
ISS, Inc. (Proxy Voting provider utilized by Adviser and Funds)	Daily	None	Daily	Daily

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Recipient Name	Frequency of Holdings Disclosure	Lag of Information Provided	Date of Information	Date Provided to Recipients
Financial Tracking Technologies LLC (Compliance Monitoring System utilized by Adviser)	Daily	None	Daily	Daily
Schwab Compliance Technologies (Compliance Monitoring System utilized by Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Co-Administrator, Bookkeeping and Pricing Agent)	Daily	None	Daily	Daily
Interactive Data Pricing and Reference Data, Inc. (Pricing provider utilized by Administrator)	Daily	None	Daily	Daily
The Bank of New York Mellon Corporation (Custodian)	Daily	None	Daily	Daily
Electra Information Systems, Inc. (Asset Reconciliation provider utilized by Administrator)	Daily	None	Daily	Daily
Lipper, Inc.	Monthly	No greater than 10 days	Month-end	On or before the 10th day of each month
Global Investment Systems L.P. (Mutual Fund Accounting Systems Software utilized by ALPS)	As needed	None	Daily	As needed
[ ] (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel to the Funds and Independent Trustees)	As needed	None	As needed	As needed

In addition to the categories of persons and names of persons described above who may receive nonpublic information, brokers executing portfolio trades on behalf of the Fund may receive nonpublic holdings information in connection with such trades.

The Adviser manages accounts in addition to the Westcore Funds as previously disclosed in the section titled “Portfolio Managers.” The Adviser has also contracted to provide certain institutional style model portfolios to third parties for a management fee. Although separate from the Fund, these accounts and model portfolios may be managed in an investment style similar to certain Westcore Funds and thus may have similar portfolio holdings, which are accessible by authorized individuals earlier than the Fund’s holdings disclosure policy.

Neither the Fund nor its Adviser shall receive any compensation or other consideration in connection with the disclosure of information about portfolio securities. Only the Trust’s President and Treasurer may authorize the disclosure of information about portfolio securities that deviates from the policy described above which will be disclosed to the Board at its next regularly scheduled meeting. The Adviser has concluded that this policy does not present conflicts between the best interests of Westcore shareholders and the Adviser. This policy is subject to annual review by the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

[             ], with principal offices at [              ], serves as Independent Registered Public Accounting Firm for the Fund.

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As of the date of this SAI, the Fund has not commenced operations. When available, you can obtain copies of the Fund’s Annual Report and Semi-Annual Report at no charge by writing or telephoning the Trust at the address or number on the front page of this SAI.

COUNSEL

Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, serves as counsel to the Trust and will pass upon certain legal matters relating to the Fund.

CODES OF ETHICS

The Trust, the Adviser and ADI have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts. The codes of ethics are on public file with, and available from, the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.

As indicated in the Prospectus, the Adviser permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Fund, in accordance with the Adviser’s policy regarding personal investing by members, officers and employees of the Adviser. The Adviser policy requires all members, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy. In addition to pre-clearance, the policy subjects members, officers and employees of the Adviser to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Adviser’s policy. The provisions of the policy are administered by and subject to exceptions authorized by the Adviser.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted the Adviser’s proxy voting policies and procedures, which sets forth the guidelines to be utilized by the Adviser in voting proxies for the Fund. To execute this responsibility, the Adviser relies heavily on its subscription to ISS, a division of MSCI, Inc. A summary of the Adviser’s proxy voting policy and procedures is attached hereto as Appendix B and is incorporated herein by reference.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge at www.westcore.com and on the SEC Internet Site at www.sec.gov.

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

From time to time, the yields, tax-equivalent yields, effective yields and the total return (before taxes) of the Fund may be quoted in newsletters, advertisements and other publications that may include comparisons of the Fund’s performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services. Performance information is generally available by calling ALPS at 800.392.CORE (2673).

Any fees charged by your Service Organization directly to your account in connection with an investment in the Fund will not be included in the Fund’s calculations of yield and/or total return.

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Performance quotations of the Fund represent its past performance, and you should not consider them representative of future results. The investment return and principal value of an investment in the Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.

Yield Calculations

The funds yield shows the rate of income the Fund earns on its investments as a percentage of its share price. It represents the amount you would earn if you remained invested in the Fund for a year and the Fund continued to have the same yield for the year. Yield does not include changes in NAV. Each yield is calculated by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund’s net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

Where:	a =	dividends and interest earned during the period.

	b =	expenses accrued for the period (net of reimbursements).

	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.

	d =	net asset value per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable “a” in the formula), dividend income on equity securities held by the Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Interest earned on any debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

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Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but that have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest (“pay downs”), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Fund may elect either (i) to amortize the discount and premium or the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available, or (ii) not to amortize discount or premium on the remaining security.

Undeclared earned income will be subtracted from the net asset value per share (variable “d” in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

“Tax-Equivalent” Yield Calculations

The Fund also may quote a taxable equivalent yield that shows the before-tax yield that would have to be earned from a taxable investment to equal the yield. Taxable equivalent yield is computed by dividing the portion of the yield that is tax-exempt by one minus the highest applicable federal income tax rate and adding the product to the portion of the yield that is not tax-exempt, if any.

From time to time, as any changes to the rate become effective, taxable-equivalent yield quotations advertised by the Fund will be updated to reflect these changes. The Fund expects updates may be necessary as tax rates are changed by the federal government. The advantage of tax-free investments, like the Fund, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Fund.

Total Return Calculations

The average annual total return (before taxes) represents the average annual percentage change in the value of an investment in the Fund over a specified measuring period. Average annual returns for more than one year tend to smooth out variations in the Fund’s return and are not the same as actual annual results. The Fund computes its average annual total return (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

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Where:	ERV=	ending redeemable value at the end of the period covered by computation of a hypothetical $1,000 payment made at the beginning of the period.

	P=	hypothetical initial payment of $1,000.

	N=	period covered by the computation, expressed in terms of years.

The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in the Fund over a specified measuring period. It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts. The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for the Fund are included in the Prospectus.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) that would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

56

Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) that would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

The Fund may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, “Materials”) a total return figure that more accurately compares the Fund’s performance with other measures of investment return. For example, in comparing the Fund’s total return with data published by Lipper, Inc., or Morningstar, Inc., or with the performance of an index, the Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

The Fund may also from time to time include discussions or illustrations of the effects of compounding in Materials. “Compounding” refers to the fact that, if dividends or other distributions on an investment in the Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

In addition, the Fund may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. The materials may also refer to or describe the types of clients the Adviser advises, and describe the Adviser’s method of operation, internal work environment, procedure and philosophy. The Fund may also include in Materials charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein. From time to time, the materials may include contests or promotions that may include the award of Fund shares as prizes, and a waiver of certain minimum amount requirements to open an account.

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MISCELLANEOUS

As used in this SAI, a “majority of the outstanding shares” of the Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund or class.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” – Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” – Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

“Prime-3” – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

“Not Prime” – Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments that is solely reliant upon a sustained, favorable business and economic environment.

“D” – Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

-	PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” – Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” – Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” – Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” – Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” – Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” – Bonds represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” – Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” – Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.
•	Negative means that a rating may be lowered.
•	Stable means that a rating is not likely to change.
•	Developing means a rating may be raised or lowered.
•	N.M. means not meaningful.

Moody’s

Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events that, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels – MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/”VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/”VMIG-2” – This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/”VMIG-3” – This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

Appendix B

Summary of Denver Investments’ Proxy Voting Policy

Denver Investments relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions we maintain on clients’ behalf and for which we have voting authority. Annually, we fully review ISS’ independence and its Proxy Voting Guidelines. We follow ISS’ General Guidelines on most issues for shareholder vote. However, ISS does offer more customized proxy voting policies, such as Taft-Hartley and Public Fund Advisory which may be selected by clients for an additional fee. Major subcategories within ISS’ guidelines are:

1)	Operational Items
2)	Board of Directors
3)	Proxy Contests
4)	Anti-takeover Defenses and Voting Related Issues
5)	Mergers and Corporate Restructurings
6)	State of Incorporation
7)	Capital Structure
8)	Executive and Director Compensation
9)	Corporate Social Responsibility (CSR) Issues
10)	Mutual Fund Proxies
11)	Global Proxy Voting Matters

ISS’ Proxy Voting Guidelines may be updated from time to time.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of the firm’s investment clients, we can and will override ISS’ recommendation through a manual vote. If more than one investment team or Wealth Management portfolio manager holds the security, the decision to override should be authorized by a member of each investment team or the Wealth Management portfolio manager. The final authorization to override an ISS recommendation must be approved by the CCO or a member of Denver Investments’ Oversight Committee other than the individual requesting the override. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, Denver Investments will exercise its voting authority. However, if we believe that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue, Denver Investments may not exercise its voting authority after considering all relevant factors.

For any matters subject to proxy vote for mutual funds in which Denver Investments is an affiliated party, Denver Investments will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.

Client information is automatically recorded in ISS’ system for record keeping. ISS provides the necessary reports for the Westcore Funds to prepare its Form N-PX annually.

Below is a condensed version of ISS’ proxy voting recommendations for 2016.
B-1

United States

Summary Proxy Voting Guidelines

2016 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2016

Published December 18, 2015

2016 U.S. Summary Proxy Voting Guidelines

TABLE OF CONTENTS

COVERAGE		8
1.	ROUTINE/MISCELLANEOUS	9
	Adjourn Meeting	9
	Amend Quorum Requirements	9
	Amend Minor Bylaws	9
	Change Company Name	9
	Change Date, Time, or Location of Annual Meeting	9
	Other Business	9
	AUDIT-RELATED	9
	Auditor Indemnification and Limitation of Liability	9
	Auditor Ratification	10
	Shareholder Proposals Limiting Non-Audit Services	10
	Shareholder Proposals on Audit Firm Rotation	10
2.	BOARD OF DIRECTORS:	11
	VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	11
	1. Accountability	11
	2. Responsiveness	15
	3. Composition	15
	4. Independence	16
	2016 ISS U.S. Categorization of Directors	17
	OTHER BOARD-RELATED PROPOSALS	19
	Age/Term Limits	19
	Board Size	19
	Classification/Declassification of the Board	19
	CEO Succession Planning	19
	Cumulative Voting	19
	Director and Officer Indemnification and Liability Protection	20
	Establish/Amend Nominee Qualifications	20
	Establish Other Board Committee Proposals	21
	Filling Vacancies/Removal of Directors	21
	Independent Chair (Separate Chair/CEO)	21
	Majority of Independent Directors/Establishment of Independent Committees	22
	Majority Vote Standard for the Election of Directors	22
	Proxy Access	22
	Require More Nominees than Open Seats	22
	Shareholder Engagement Policy (Shareholder Advisory Committee)	23
	Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections	23
	Vote-No Campaigns	23
3.	SHAREHOLDER RIGHTS & DEFENSES	24
	Advance Notice Requirements for Shareholder Proposals/Nominations	24

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	Amend Bylaws without Shareholder Consent	24
	Control Share Acquisition Provisions	24
	Control Share Cash-Out Provisions	24
	Disgorgement Provisions	25
	Fair Price Provisions	25
	Freeze-Out Provisions	25
	Greenmail	25
	Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)	25
	Net Operating Loss (NOL) Protective Amendments	26
	POISON PILLS (SHAREHOLDER RIGHTS PLANS)	26
	Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	26
	Management Proposals to Ratify a Poison Pill	26
	Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	27
	Proxy Voting Disclosure, Confidentiality, and Tabulation	27
	Reimbursing Proxy Solicitation Expenses	27
	Reincorporation Proposals	28
	Shareholder Ability to Act by Written Consent	28
	Shareholder Ability to Call Special Meetings	29
	Stakeholder Provisions	29
	State Antitakeover Statutes	29
	Supermajority Vote Requirements	29
4.	CAPITAL/RESTRUCTURING	30
	CAPITAL	30
	Adjustments to Par Value of Common Stock	30
	Common Stock Authorization	30
	Dual Class Structure	31
	Issue Stock for Use with Rights Plan	31
	Preemptive Rights	31
	Preferred Stock Authorization	31
	Recapitalization Plans	32
	Reverse Stock Splits	32
	Share Repurchase Programs	32
	Stock Distributions: Splits and Dividends	32
	Tracking Stock	32
	RESTRUCTURING	33
	Appraisal Rights	33
	Asset Purchases	33
	Asset Sales	33
	Bundled Proposals	33
	Conversion of Securities	33
	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	34

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	Formation of Holding Company	34
	Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	34
	Joint Ventures	35
	Liquidations	35
	Mergers and Acquisitions	35
	Private Placements/Warrants/Convertible Debentures	36
	Reorganization/Restructuring Plan (Bankruptcy)	37
	Special Purpose Acquisition Corporations (SPACs)	37
	Spin-offs	38
	Value Maximization Shareholder Proposals	38
5.	COMPENSATION	39
	EXECUTIVE PAY EVALUATION	39
	Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)	39
	Pay-for-Performance Evaluation	40
	Problematic Pay Practices	40
	Compensation Committee Communications and Responsiveness	42
	Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)	42
	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	42
	EQUITY-BASED AND OTHER INCENTIVE PLANS	43
	Plan Cost	43
	Shareholder Value Transfer (SVT)	44
	Grant Practices	44
	Three-Year Burn Rate	44
	2016 Burn Rate Benchmarks	45
	Egregious Factors	47
	Liberal Change in Control Definition	47
	Repricing Provisions	47
	Problematic Pay Practices or Significant Pay-for-Performance Disconnect	47
	Specific Treatment of Certain Award Types in Equity Plan Evaluations	47
	Dividend Equivalent Rights	47
	Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	48
	OTHER COMPENSATION PLANS	48
	401(k) Employee Benefit Plans	48
	Employee Stock Ownership Plans (ESOPs)	48
	Employee Stock Purchase Plans—Qualified Plans	48
	Employee Stock Purchase Plans—Non-Qualified Plans	48
	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)	49
	Option Exchange Programs/Repricing Options	49
	Stock Plans in Lieu of Cash	50
	Transfer Stock Option (TSO) Programs	50
	DIRECTOR COMPENSATION	51
	Equity Plans for Non-Employee Directors	51

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	Non-Employee Director Retirement Plans	51
	SHAREHOLDER PROPOSALS ON COMPENSATION	51
	Adopt Anti-Hedging/Pledging/Speculative Investments Policy	51
	Bonus Banking/Bonus Banking “Plus”	52
	Compensation Consultants—Disclosure of Board or Company’s Utilization	52
	Disclosure/Setting Levels or Types of Compensation for Executives and Directors	52
	Golden Coffins/Executive Death Benefits	52
	Hold Equity Past Retirement or for a Significant Period of Time	52
	Non-Deductible Compensation	53
	Pay Disparity	53
	Pay for Performance/Performance-Based Awards	53
	Pay for Superior Performance	54
	Pre-Arranged Trading Plans (10b5-1 Plans)	54
	Prohibit CEOs from Serving on Compensation Committees	54
	Recoupment of Incentive or Stock Compensation in Specified Circumstances	54
	Severance Agreements for Executives/Golden Parachutes	55
	Share Buyback Holding Periods	55
	Supplemental Executive Retirement Plans (SERPs)	55
	Tax Gross-Up Proposals	56
	Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity	56
6.	SOCIAL/ENVIRONMENTAL ISSUES	57
	GLOBAL APPROACH	57
	ANIMAL WELFARE	57
	Animal Welfare Policies	57
	Animal Testing	57
	Animal Slaughter	57
	CONSUMER ISSUES	58
	Genetically Modified Ingredients	58
	Reports on Potentially Controversial Business/Financial Practices	58
	Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	58
	Product Safety and Toxic/Hazardous Materials	59
	Tobacco-Related Proposals	59
	CLIMATE CHANGE	60
	Climate Change/Greenhouse Gas (GHG) Emissions	60
	Energy Efficiency	60
	Renewable Energy	61
	DIVERSITY	61
	Board Diversity	61
	Equality of Opportunity	61
	Gender Identity, Sexual Orientation, and Domestic Partner Benefits	61
	ENVIRONMENT AND SUSTAINABILITY	62
	Facility and Workplace Safety	62

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	General Environmental Proposals and Community Impact Assessments	62
	Hydraulic Fracturing	62
	Operations in Protected Areas	62
	Recycling	63
	Sustainability Reporting	63
	Water Issues	63
	GENERAL CORPORATE ISSUES	63
	Charitable Contributions	63
	Data Security, Privacy, and Internet Issues	63
	Environmental, Social, and Governance (ESG) Compensation-Related Proposals	64
	HUMAN RIGHTS, LABOR ISSUES, AND INTERNATIONAL OPERATIONS	64
	Human Rights Proposals	64
	Operations in High Risk Markets	65
	Outsourcing/Offshoring	65
	Weapons and Military Sales	65
	POLITICAL ACTIVITIES	65
	Lobbying	65
	Political Contributions	66
	Political Ties	66
7.	MUTUAL FUND PROXIES	67
	Election of Directors	67
	Converting Closed-end Fund to Open-end Fund	67
	Proxy Contests	67
	Investment Advisory Agreements	67
	Approving New Classes or Series of Shares	67
	Preferred Stock Proposals	67
	1940 Act Policies	68
	Changing a Fundamental Restriction to a Nonfundamental Restriction	68
	Change Fundamental Investment Objective to Nonfundamental	68
	Name Change Proposals	68
	Change in Fund's Subclassification	68
	Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	68
	Disposition of Assets/Termination/Liquidation	69
	Changes to the Charter Document	69
	Changing the Domicile of a Fund	69
	Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	69
	Distribution Agreements	70
	Master-Feeder Structure	70
	Mergers	70
	SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS	70
	Establish Director Ownership Requirement	70

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Reimburse Shareholder for Expenses Incurred	70
Terminate the Investment Advisor	70

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COVERAGE

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly traded U.S. - incorporated companies that are held in our institutional investor clients' portfolios, and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities (“ARPS”) and Variable Rate Municipal Term Preferred securities (“VMTPs”).

Foreign-incorporated companies

In addition to U.S. incorporated companies, U.S. policies are applied to certain foreign- incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

›	U.S. Domestic Issuers -- which have a majority of shareholders in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies – are generally covered under standard U.S. policy guidelines.
›	Foreign Private Issuers (FPIs) – which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file 10-K or DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) – are covered under a combination of policy guidelines:
›	FPI Guidelines, which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports, and
›	For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets -- items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

Foreign Private Issuers in Tax Havens

A number of FPIs incorporate in “tax haven” markets, such as Bermuda, the Bahamas, Cayman Islands, and Marshall Islands. . These companies may list in the U.S. and/or other markets such as Hong Kong or Singapore, in which case ISS assigns a primary coverage market and applies relevant policy as appropriate.

General Recommendation: Vote against (or withhold from) non-independent director nominees at companies that fail to  have the following: a majority-independent board; standing audit, compensation, and nominating committees, each composed entirely of independent directors.

Where the design and disclosure of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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1.	ROUTINE/MISCELLANEOUS

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

›	The terms of the auditor agreement--the degree to which these agreements impact shareholders' rights;
›	The motivation and rationale for establishing the agreements;
›	The quality of the company’s disclosure; and

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›	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

›	An auditor has a financial interest in or association with the company, and is therefore not independent;
›	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
›	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
›	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

›	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:
›	The tenure of the audit firm;
›	The length of rotation specified in the proposal;
›	Any significant audit-related issues at the company;
›	The number of Audit Committee meetings held each year;
›	The number of financial experts serving on the committee; and
›	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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2.	BOARD OF DIRECTORS:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.	Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.
2.	Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.
3.	Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members.
4.	Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:

[1]
In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]
A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Problematic Takeover Defenses

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A dual-class capital structure; and/or
›	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
›	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
›	The issuer’s rationale;
›	The issuer’s governance structure and practices; and
›	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

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Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.
Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

›	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
›	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company's ownership structure;
›	The company's existing governance provisions;

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›	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders' ability to amend bylaws.

1.18.
For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:

›	The level of impairment of shareholders' rights caused by the provision;
›	The disclosed rationale for adopting the provision;
›	The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
›	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.19.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.20.	Failure to replace management as appropriate; or
1.21.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[3]
Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

›	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
›	The company's ownership structure and vote results;
›	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
›	The previous year's support level on the company's say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.
Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[4]	For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

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Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; with respect to annual meetings on or after Feb. 1, 2017[5], sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[6].

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

[5]	This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.
[6]
Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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2016 ISS U.S. Categorization of Directors

1.	Inside Director (I)
	1.1.	Current employee or current officer[1] of the company or one of its affiliates[2].
	1.2.	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).
	1.3.	Director named in the Summary Compensation Table (excluding former interim officers).

2.	Affiliated Outside Director (AO)
Board Attestation
	2.1.	Board attestation that an outside director is not independent.

Former CEO/Interim Officer
	2.2.	Former CEO of the company.[3],[4]
	2.3.	Former CEO of an acquired company within the past five years[4].
	2.4.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Non-CEO Executives
	2.5.	Former officer[1] of the company, an affiliate[2] or an acquired firm within the past five years.
	2.6.	Officer [1]of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
	2.7.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members
	2.8.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.9.
Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships
2.10.
Currently provides (or an immediate family member[6] provides) professional services[7] to the company, to an affiliate[2] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11.
Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7] to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

	2.12.	Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).
2.13.
Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.14.
Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships
	2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
	2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[10].
	2.17.	Founder[11] of the company but not currently an employee.
	2.18.	Any material[12] relationship with the company.

3.	Independent Outside Director (IO)
	3.1.	No material[12] connection to the company other than a board seat.

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Footnotes:

[1]
The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

[2]	“Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

[3]	Includes any former CEO of the company prior to the company’s initial public offering (IPO).

[4]
When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[5]
ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

[6]
“Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[7]
Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

[8]
A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

[9]
Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent outsiders if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

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[10]
Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

[11]	The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an independent outsider.

[12]
For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board-Related Proposals

Age/Term Limits

General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:
›	The reasonableness/scope of the request; and
›	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

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›	The company has proxy access[7], thereby allowing shareholders to nominate directors to the company’s ballot; and
›	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

›	Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
›	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
›	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

›	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
›	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

›	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
›	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
›	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
›	The scope and structure of the proposal.

[7]	A proxy access right that meets the recommended guidelines.

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Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

›	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
›	Level of disclosure regarding the issue for which board oversight is sought;
›	Company performance related to the issue for which board oversight is sought;
›	Board committee structure compared to that of other companies in its industry sector; and
›	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company's current board leadership structure;
›	The company's governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale:  the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

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ISS' performance assessment will generally consider one-, three, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Categorization of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

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Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

›	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
›	Effectively disclosed information with respect to this structure to its shareholders;
›	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
›	The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;
›	Management’s track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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3.	SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

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Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

›	The company's stated rationale for adopting such a provision;
›	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
›	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

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›	Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
›	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
›	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

›	Shareholders have approved the adoption of the plan; or
›	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

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›	No lower than a 20% trigger, flip-in or flip-over;
›	A term of no more than three years;
›	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
›	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
›	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
›	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

›	While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:
›	The scope and structure of the proposal;
›	The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;
›	The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
›	Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
›	Any recent controversies or concerns related to the company's proxy voting mechanics;
›	Any unintended consequences resulting from implementation of the proposal; and
›	Any other factors that may be relevant.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

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When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

›	The election of fewer than 50% of the directors to be elected is contested in the election;
›	One or more of the dissident’s candidates is elected;
›	Shareholders are not permitted to cumulate their votes for directors; and
›	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

›	Reasons for reincorporation;
›	Comparison of company's governance practices and provisions prior to and following the reincorporation; and
›	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

›	Shareholders' current right to act by written consent;
›	The consent threshold;
›	The inclusion of exclusionary or prohibitive language;
›	Investor ownership structure; and
›	Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

›	An unfettered[8] right for shareholders to call special meetings at a 10 percent threshold;
›	A majority vote standard in uncontested director elections;
›	No non-shareholder-approved pill; and
›	An annually elected board.

[8]
"Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

›	Shareholders’ current right to call special meetings;
›	Minimum ownership threshold necessary to call special meetings (10% preferred);
›	The inclusion of exclusionary or prohibitive language;
›	Investor ownership structure; and
›	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

›	Ownership structure;
›	Quorum requirements; and
›	Vote requirements.

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4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company's use of authorized shares during the last three years

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

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If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

›	The company discloses a compelling rationale for the dual-class capital structure, such as:
›	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
›	The new class of shares will be transitory;
›	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
›	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

›	The size of the company;
›	The shareholder base; and
›	The liquidity of the stock.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company's use of authorized preferred shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes for the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

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›	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
›	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

›	More simplified capital structure;
›	Enhanced liquidity;
›	Fairness of conversion terms;
›	Impact on voting power and dividends;
›	Reasons for the reclassification;
›	Conflicts of interest; and
›	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

›	A stock exchange has provided notice to the company of a potential delisting; or
›	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Share Repurchase Programs

General Recommendation: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

General Recommendation: Vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

›	Adverse governance changes;
›	Excessive increases in authorized capital stock;
›	Unfair method of distribution;
›	Diminution of voting rights;
›	Adverse conversion features;
›	Negative impact on stock option plans; and
›	Alternatives such as spin-off.

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Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

›	Purchase price;
›	Fairness opinion;
›	Financial and strategic benefits;
›	How the deal was negotiated;
›	Conflicts of interest;
›	Other alternatives for the business;
›	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

›	Impact on the balance sheet/working capital;
›	Potential elimination of diseconomies;
›	Anticipated financial and operating benefits;
›	Anticipated use of funds;
›	Value received for the asset;
›	Fairness opinion;
›	How the deal was negotiated;
›	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

›	Dilution to existing shareholders' positions;
›	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
›	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
›	Management's efforts to pursue other alternatives;
›	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
›	Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

›	The reasons for the change;
›	Any financial or tax benefits;
›	Regulatory benefits;
›	Increases in capital structure; and
›	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

›	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
›	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

›	Offer price/premium;
›	Fairness opinion;
›	How the deal was negotiated;
›	Conflicts of interest;
›	Other alternatives/offers considered; and
›	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

›	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
›	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
›	Are all shareholders able to participate in the transaction?
›	Will there be a liquid market for remaining shareholders following the transaction?

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›	Does the company have strong corporate governance?
›	Will insiders reap the gains of control following the proposed transaction?
›	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

›	Percentage of assets/business contributed;
›	Percentage ownership;
›	Financial and strategic benefits;
›	Governance structure;
›	Conflicts of interest;
›	Other alternatives; and
›	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

›	Management’s efforts to pursue other alternatives;
›	Appraisal value of assets; and
›	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
›	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
›	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

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›	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

›	Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

›	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
›	The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

›	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

›	Financial issues:
›	The company's financial condition;
›	Degree of need for capital;
›	Use of proceeds;
›	Effect of the financing on the company's cost of capital;
›	Current and proposed cash burn rate;
›	Going concern viability and the state of the capital and credit markets.

›	Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

›	Control issues:
›	Change in management;
›	Change in control;
›	Guaranteed board and committee seats;
›	Standstill provisions;
›	Voting agreements;
›	Veto power over certain corporate actions; and
›	Minority versus majority ownership and corresponding minority discount or majority control premium

›	Conflicts of interest:
›	Conflicts of interest should be viewed from the perspective of the company and the investor.
›	Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

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›	Market reaction:
›	The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

›	Estimated value and financial prospects of the reorganized company;
›	Percentage ownership of current shareholders in the reorganized company;
›	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
›	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
›	Existence of a superior alternative to the plan of reorganization; and
›	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

›	Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
›	Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
›	Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
›	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
›	Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
›	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
›	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

›	Tax and regulatory advantages;
›	Planned use of the sale proceeds;
›	Valuation of spinoff;
›	Fairness opinion;
›	Benefits to the parent company;
›	Conflicts of interest;
›	Managerial incentives;
›	Corporate governance changes;
›	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

›	Hiring a financial advisor to explore strategic alternatives;
›	Selling the company; or
›	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

›	Prolonged poor performance with no turnaround in sight;
›	Signs of entrenched board and management (such as the adoption of takeover defenses);
›	Strategic plan in place for improving value;
›	Likelihood of receiving reasonable value in a sale or dissolution; and
›	The company actively exploring its strategic options, including retaining a financial advisor.

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5.	COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices9, this analysis considers the following:

1.	Peer Group[10] Alignment:

›	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
›	The multiple of the CEO's total pay relative to the peer group median.

2.	Absolute Alignment[11] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company's peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[12] compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and

[9]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[10]
The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

[11]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[12]	ISS research reports include realizable pay for S&P1500 companies.

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›	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
›	New or extended agreements that provide for:
›	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
›	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
›	CIC payments with excise tax gross-ups (including "modified" gross-ups);
›	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

›	Multi-year guaranteed bonuses;
›	A single or common performance metric used for short- and long-term plans;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

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Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

›	Single- or modified-single-trigger cash severance;
›	Single-trigger acceleration of unvested equity awards;
›	Excessive cash severance (>3x base salary and bonus);
›	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
›	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
›
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

›	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[13] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

›
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan.

›	Grant Practices:
›	The company’s three year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);

›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

Plan Cost

General Recommendation: Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met (see Director Compensation section).

[13]
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark.  The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.14

Grant Practices

Three-Year Burn Rate

Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year- over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark.

[14]	For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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2016 Burn Rate Benchmarks

S&P500
GICS	Description	Mean	Standard Deviation	Industry Benchmark*
10	Energy	1.13%	0.55%	2.00%	*
15	Materials	1.16%	0.61%	2.00%	*
20	Industrials	1.36%	0.68%	2.04%
25	Consumer Discretionary	1.55%	0.79%	2.34%
30	Consumer Staples	1.37%	0.65%	2.03%
35	Health Care	1.98%	0.84%	2.82%
40	Financials	1.70%	1.25%	2.95%
45	Information Technology	3.35%	1.56%	4.91%
50	Telecommunication Services	0.85%	0.18%	2.00%	*
55	Utilities	0.78%	0.35%	2.00%	*

Russell 3000 (excluding the S&P500)
GICS	Description	Mean	Standard Deviation	Industry Benchmark*
1010	Energy	1.69%	1.43%	3.12%
1510	Materials	1.46%	1.08%	2.53%
2010	Capital Goods	1.85%	1.24%	3.10%
2020	Commercial & Professional Services	2.66%	1.62%	4.27%
2030	Transportation	1.76%	1.63%	3.39%
2510	Automobiles & Components	2.23%	1.24%	3.47%
2520	Consumer Durables & Apparel	2.18%	1.61%	3.80%
2530	Consumer Services	2.28%	1.57%	3.85%
2540	Media	2.35%	1.97%	4.32%
2550	Retailing	2.29%	1.91%	4.19%
3010, 3020, 3030	Consumer Staples	1.71%	1.56%	3.26%
3510	Health Care Equipment & Services	3.06%	2.08%	5.14%
3520	Pharmaceuticals & Biotechnology	3.71%	3.06%	6.77%
4010	Banks	1.64%	1.53%	3.17%
4020	Diversified Financials	3.39%	3.61%	6.99%
4030	Insurance	2.00%	1.77%	3.77%
4040	Real Estate	1.38%	1.29%	2.67%
4510	Software & Services	5.19%	3.55%	8.74%
4520	Technology Hardware & Equipment	3.76%	2.43%	6.19%
4530	Semiconductor Equipment	4.69%	2.32%	7.01%
5010	Telecommunication Services	3.20%	2.03%	5.22%
5510	Utilities	0.81%	0.80%	2.00%	*

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Non-Russell 3000
GICS	Description	Mean	Standard Deviation	Industry Benchmark*
1010	Energy	2.55%	3.31%	5.86%
1510	Materials	2.78%	3.35%	6.13%
2010	Capital Goods	2.93%	3.49%	6.42%
2020	Commercial & Professional Services	3.17%	3.45%	6.62%
2030	Transportation	1.21%	1.67%	2.87%
2510	Automobiles & Components	2.99%	3.29%	6.21%	*
2520	Consumer Durables & Apparel	2.76%	2.58%	5.34%
2530	Consumer Services	2.04%	2.00%	4.04%
2540	Media	3.52%	2.60%	6.11%
2550	Retailing	2.98%	2.55%	5.53%
3010, 3020, 3030	Consumer Staples	2.60%	3.68%	6.28%
3510	Health Care Equipment & Services	4.40%	3.92%	8.32%
3520	Pharmaceuticals & Biotechnology	4.67%	3.80%	8.46%
4010	Banks	1.27%	1.97%	3.24%
4020	Diversified Financials	2.15%	3.98%	6.13%
4030	Insurance	1.33%	2.50%	3.83%
4040	Real Estate	1.36%	2.42%	3.78%
4510	Software & Services	4.59%	3.62%	8.22%
4520	Technology Hardware & Equipment	3.50%	2.91%	6.41%
4530	Semiconductor Equipment	4.08%	3.29%	7.37%
5010	Telecommunication Services	3.14%	3.56%	6.70%
5510	Utilities	1.63%	3.20%	4.83%

*	The benchmark is generally the Mean + Standard Deviation, subject to minimum benchmark of 2%. In addition, year-over-year burn rate benchmark changes are limited to a maximum of two (2) percentage points plus or minus the prior year's burn rate benchmark.

A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

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Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval.  “Repricing” includes the ability to do any of the following:

›	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
›	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote against or withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

›	Magnitude of pay misalignment;
›	Contribution of non–performance-based equity grants to overall pay; and
›	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

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Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

›	Purchase price is at least 85 percent of fair market value;
›	Offering period is 27 months or less; and
›	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

›	Purchase price is less than 85 percent of fair market value; or
›	Offering period is greater than 27 months; or
›	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

›	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
›	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
›	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
›	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

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Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

General Recommendation: Generally vote for proposals to approve or amend executive incentive plans if the proposal:

›	Is only to address administrative features;
›	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);
›	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or
›	Covers cash or cash and stock plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote against such proposals if:

›	The compensation committee does not fully consist of independent outsiders, per ISS’ Categorization of Directors; or
›	The plan or proposal contains excessive problematic provisions.

Vote case-by-case on such proposals if:

›	In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap; or
›	A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full standard as applicable.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

›	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
›	Rationale for the re-pricing--was the stock price decline beyond management's control?
›	Is this a value-for-value exchange?
›	Are surrendered stock options added back to the plan reserve?
›	Option vesting--does the new option vest immediately or is there a black-out period?
›	Term of the option--the term should remain the same as that of the replaced option;
›	Exercise price--should be set at fair market or a premium to market;
›	Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.  The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule.  Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

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Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

›	Executive officers and non-employee directors are excluded from participating;
›	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
›	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.  Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders.  The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

›	Eligibility;
›	Vesting;
›	Bid-price;
›	Term of options;
›	Cost of the program and impact of the TSOs on company’s total option expense
›	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

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Director Compensation

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

›	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
›	The company’s three year burn rate relative to its industry/market cap peers; and
›	Certain plan features.

On occasion, director stock plans that set aside a relatively small number of shares will exceed the plan cost or burn rate benchmark when combined with employee or executive stock compensation plans.  In such cases, vote for the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

›	Director stock ownership guidelines with a minimum of three times the annual cash retainer.
›	Vesting schedule or mandatory holding/deferral period:
›	A minimum vesting of three years for stock options or restricted stock; or
›	Deferred stock payable at the end of a three-year deferral period.
›	Mix between cash and equity:
›	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
›	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
›	No retirement benefits, or perquisites provided to non-employee directors; and
›	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.  However, the company’s existing policies regarding responsible use of company stock will be considered.

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Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

›	The company’s past practices regarding equity and cash compensation;
›	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
›	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote against shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote against shareholder proposals requiring director fees be paid in stock only.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

›	The percentage/ratio of net shares required to be retained;
›	The time period required to retain the shares;

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›	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
›	Whether the company has any other policies aimed at mitigating risk taking by executives;
›	Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
›	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

General Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

›	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
›	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
›	The level of shareholder support for the company's pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

›	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

›	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

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Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

›	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
›	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
›	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
›	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
›	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

›	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
›	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
›	Can shareholders assess the correlation between pay and performance based on the current disclosure?
›	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

›	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
›	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
›	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
›	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
›	An executive may not trade in company stock outside the 10b5-1 Plan.
›	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

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In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

›	If the company has adopted a formal recoupment policy;
›	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
›	Whether the company has chronic restatement history or material financial problems;
›	Whether the company’s policy substantially addresses the concerns raised by the proponent;
›	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
›	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

›	The triggering mechanism should be beyond the control of management;
›	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
›	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

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Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

›	The company's current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
›	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6. SOCIAL/ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
›	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

›	The company has already published a set of animal welfare standards and monitors compliance;
›	The company’s standards are comparable to industry peers; and
›	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:
›	The company is conducting animal testing programs that are unnecessary or not required by regulation;
›	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
›	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

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Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

›	The potential impact of such labeling on the company's business;
›	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
›	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

›	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
›	Whether the company has adequately disclosed the financial risks of the products/practices in question;
›	Whether the company has been subject to violations of related laws or serious controversies; and
›	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

›	The potential for reputational, market, and regulatory risk exposure;
›	Existing disclosure of relevant policies;
›	Deviation from established industry norms;

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›	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
›	Whether the proposal focuses on specific products or geographic regions;
›	The potential burden and scope of the requested report;
›	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:
›	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
›	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
›	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

›	The company’s current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms;
›	Current regulations in the markets in which the company operates; and
›	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:
›	Recent related fines, controversies, or significant litigation;
›	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
›	Whether the company’s advertising restrictions deviate from those of industry peers;
›	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
›	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

›	Whether the company complies with all laws and regulations;
›	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
›	The risk of any health-related liabilities.

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Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

›	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company’s level of disclosure is at least comparable to that of industry peers; and
›	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company's level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
›	The company's actual GHG emissions performance;
›	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:
›	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
›	The proponent requests adoption of specific energy efficiency goals within specific timelines.

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Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company’s nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

›	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
›	The company already publicly discloses comprehensive workforce diversity data; and
›	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

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Generally vote against proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

›	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
›	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
›	Recent significant controversies, fines, or violations related to workplace health and safety; and
›	The company's workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

›	The company’s compliance with applicable regulations and guidelines;
›	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
›	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

›	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
›	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;
›	The nature, purpose, and scope of the company’s operations in the specific region(s);
›	The degree to which company policies and procedures are consistent with industry norms; and
›	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

›	The company's current level of disclosure of relevant policies and oversight mechanisms;
›	The company's current level of such disclosure relative to its industry peers;
›	Potential relevant local, state, or national regulatory developments; and
›	Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

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›	Operations in the specified regions are not permitted by current laws or regulations;
›	The company does not currently have operations or plans to develop operations in these protected regions; or
›	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

›	The nature of the company’s business;
›	The current level of disclosure of the company's existing related programs;
›	The timetable and methods of program implementation prescribed by the proposal;
›	The company’s ability to address the issues raised in the proposal; and
›	How the company's recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

›	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:
›	The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
›	Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
›	The potential financial impact or risk to the company associated with water-related concerns or issues; and
›	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

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›	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
›	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
›	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
›	Applicable market-specific laws or regulations that may be imposed on the company; and
›	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

›	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
›	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
›	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
›	The company's current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

›	The degree to which existing relevant policies and practices are disclosed;
›	Whether or not existing relevant policies are consistent with internationally recognized standards;
›	Whether company facilities and those of its suppliers are monitored and how;
›	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
›	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
›	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
›	The scope of the request; and
›	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

›	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

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›	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
›	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
›	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

›	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
›	Current disclosure of applicable risk assessment(s) and risk management procedures;
›	Compliance with U.S. sanctions and laws;
›	Consideration of other international policies, standards, and laws; and
›	Whether the company has been recently involved in recent, significant controversies, fines or litigation related to its operations in "high-risk" markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

›	Controversies surrounding operations in the relevant market(s);
›	The value of the requested report to shareholders;
›	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
›	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

›	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
›	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

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›	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

›	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
›	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
›	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

›	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
›	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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7. MUTUAL FUND PROXIES

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

›	Past performance as a closed-end fund;
›	Market in which the fund invests;
›	Measures taken by the board to address the discount; and
›	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

›	Past performance relative to its peers;
›	Market in which fund invests;
›	Measures taken by the board to address the issues;
›	Past shareholder activism, board activity, and votes on related proposals;
›	Strategy of the incumbents versus the dissidents;
›	Independence of directors;
›	Experience and skills of director candidates;
›	Governance profile of the company;
›	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

›	Proposed and current fee schedules;
›	Fund category/investment objective;
›	Performance benchmarks;
›	Share price performance as compared with peers;
›	Resulting fees relative to peers;
›	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:
›	Stated specific financing purpose;

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›	Possible dilution for common shares;
›	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:
›	Potential competitiveness;
›	Regulatory developments;
›	Current and potential returns; and
›	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non- fundamental restriction, considering the following factors:

›	The fund’s target investments;
›	The reasons given by the fund for the change; and
›	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non- fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

›	Political/economic changes in the target market;
›	Consolidation in the target market; and
›	Current asset composition.

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:
›	Potential competitiveness;
›	Current and potential returns;
›	Risk of concentration;
›	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

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›	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
›	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and
›	The company has demonstrated responsible past use of share issuances by either:
›	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
›	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

›	Strategies employed to salvage the company;
›	The fund’s past performance;
›	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:
›	The degree of change implied by the proposal;
›	The efficiencies that could result;
›	The state of incorporation;
›	Regulatory standards and implications.

Vote against any of the following changes:

›	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
›	Removal of shareholder approval requirement for amendments to the new declaration of trust;
›	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
›	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
›	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
›	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

›	Regulations of both states;
›	Required fundamental policies of both states;
›	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

›	Fees charged to comparably sized funds with similar objectives;
›	The proposed distributor’s reputation and past performance;
›	The competitiveness of the fund in the industry;
›	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

›	Resulting fee structure;
›	Performance of both funds;
›	Continuity of management personnel;
›	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

›	Performance of the fund’s Net Asset Value (NAV);
›	The fund’s history of shareholder relations;
›	The performance of other funds under the advisor’s management.

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This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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PART C – OTHER INFORMATION

Item 28.	Exhibits.

(a)	(1)
Amended and Restated Declaration of Trust of Registrant dated November 19, 1987 is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

(2)
Amendment dated July 16, 1990 to Amended and Restated Declaration of Trust of Registrant dated November 19, 1987 is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

(3)
Amendment No. 2 dated November 12, 2003 to Amended and Restated Declaration of Trust dated November 19, 1987 of Registrant is incorporated herein by reference to Exhibit 1(c) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(4)
Amendment No. 3 dated February 19, 2010 to Amended and Restated Declaration of Trust dated November 19, 1987 of Registrant is incorporated herein by reference to Exhibit a(4) to Post-Effective Amendment No 71 as filed with the Commission on April 30, 2010 (Registration No. 2-75677).

(5)
Amendment No. 4 dated April 29, 2014 to Amended and Restated Declaration of Trust dated November 19, 1987 of Registrant is incorporated herein by reference to Exhibit (a)(5) to Post-Effective Amendment No. 83 as filed with the Commission on April 30, 2014 (Registration No. 2-75677).

(b)	(1)
Registrant's Amended and Restated Code of Regulations dated October 24, 1995 is incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2‑75677).

(2)
Amendment No. 1 dated November 15, 2006 to Amended and Restated Code of Regulations dated October 24, 1995 is incorporated herein by reference to Exhibit (b)(2) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(c)
See Articles IV, V and VIII of the Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677); Amendment to Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677); and Article II, Article V and Sections 6.1 and 6.4 of Article VI of the Amended and Restated Code of Regulations which is incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

(d)	(1)
Amended and Restated Advisory Agreement dated November 1, 2000 between Registrant and Denver Investment Advisors LLC relating to Registrant’s MIDCO Growth Fund, Blue Chip Fund, Small-Cap Opportunity Fund, Mid-Cap Value Fund (formerly the Mid-Cap Opportunity Fund), Small-Cap Opportunity Fund (formerly Small-Cap Growth Fund), Select Fund, International Small Cap Fund (formerly the International Frontier Fund), Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is incorporated herein by reference to Exhibit (d) to Post-Effective Amendment No. 53 as filed with the Commission on September 24, 2001 (Registration No. 2-75677).

(2)
Advisory Agreement dated January 15, 2003 between Registrant and Denver Investment Advisors LLC relating to the Sarbanes-Oxley Act of 2002 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 64  as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(3)
Amendment No. 1 dated September 20, 2004 to the Amended and Restated Investment Advisory Agreement dated as of November 1, 2000 between Registrant and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit 99.6(c) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(4)
Amendment No. 2 dated May 21, 2008 to Amended and Restated Investment Advisory Agreement dated as of November 1, 2000 between Registrant and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(5)
Amendment No. 3 dated May 1, 2012 to Amended and Restated Investment Advisory Agreement dated as of November 1, 2000 between Registrant and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 79 as filed with the Commission on October 2, 2013 (Registration No. 2-75677).

(6)
Amendment No. 4 dated December 19, 2013 to the Amended and Restated Investment Advisory Agreement dated as of November 1, 2000 between Registrant and Denver Investment Advisors LLC relating to Registrant’s Small-Cap Growth Fund is incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 80 as filed with the Commission on December 19, 2013 (Registration No. 2-75677).

(7)
Fee Waiver Letter Agreement dated April 29, 2016 between Registrant and Denver Investment Advisors LLC, is incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 89 as filed with the Commission on April 29, 2016 (Registration No. 2-75677).

(8)
Amendment No. 5 dated April 29, 2016 to the Amended and Restated Investment Advisory Agreement dated as of November 1, 2000 between Registrant and Denver Investment Advisors LLC, relating to Exhibit 1, is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 89 as filed with the Commission on April 29, 2016 (Registration No. 2-75677).

(9)
Amendment No. 6 dated [   ] to the Amended and Restated Investment Advisory Agreement dated as of November 1, 2000 between Registrant and Denver Investment Advisors LLC relating to Registrant’s Municipal Opportunities Fund and Registrant’s Smid-Cap Value Dividend Fund, to be filed by subsequent amendment.

(10)
Fee Waiver Letter Agreement dated [    ] between Registrant and Denver Investment Advisors LLC relating to Registrant’s Municipal Opportunities Fund and Registrant’s Smid-Cap Value Dividend Fund, to be filed by subsequent amendment.

(e)	(1)	(i)
Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors, Inc. relating to Registrant’s Growth Fund, MIDCO Growth Fund, Select Fund, Blue Chip Fund, Mid-Cap Value Fund, Small-Cap Opportunity Fund, Small-Cap Value Fund, Micro-Cap Opportunity Fund, International Small-Cap Fund, Flexible Income Fund, Plus Bond Fund, and Colorado Tax-Exempt Fund, is incorporated herein by reference to Exhibit (e)(7) to Post-Effective Amendment No. 74 as filed with the Commission on April 27, 2012 (Registration No. 2‑75677).

(ii)
Amendment No. 1 dated December 19, 2013 to the Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors, Inc. relating to Registrant’s Small-Cap Growth Fund is incorporated herein by reference to Exhibit (e)(1)(ii) to Post-Effective Amendment No. 80 as filed with the Commission on December 19, 2013 (Registration No. 2-75677).

(iii)
Amendment No. 2 dated April 29, 2016 to the Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors, Inc., relating to Appendix C, is incorporated herein by reference to Exhibit (e)(1)(iii) to Post-Effective Amendment No. 89 as filed with the Commission on April 29, 2016 (Registration No. 2-75677).

(iv)
Amendment No. 3 dated [    ] to the Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors, Inc. relating to Registrant’s Municipal Opportunities Fund and Registrant’s Smid-Cap Value Dividend Fund, to be filed by subsequent amendment.

(2)
Form of Broker/Dealer Selling Agreement is incorporated herein by reference to Exhibit (c)(3) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(3)
Form of Shareholder Servicing Agreement is incorporated herein by reference to Exhibit (c)(4) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(4)
Anti-Money Laundering Delegation Amendment dated September 30, 2005 to Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (c)(5) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(5)
Letter Agreement dated October 1, 2003 between Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (7)(a)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(f)
Westcore Trust Deferred Compensation Plan (as amended and restated effective February 13, 2008) is incorporated herein by reference to Exhibit (f) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(1)
Amendment dated December 31, 2010 to Deferred Compensation Plan is incorporated herein by reference to Exhibit (f)(1) to Post-Effective Amendment No. 72 as filed with the Commission on April 29, 2011 (Registration No. 2‑75677).

(g)	(1)
Custody Agreement dated October 1, 1999 between Registrant and Bank of New York is incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 51 as filed with the Commission on July 18, 2000 (Registration No. 2-75677).

(2)
Amendment No. 1 dated December 15, 1999 to Custody Agreement dated October 1, 1999 relating to Registrant’s International Small-Cap Fund is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 51 as filed with the Commission on July 18, 2000 (Registration No. 2-75677).

(3)
Amendment dated July 2, 2001 to Custody Agreement dated as of October 1, 1999 between Bank of New York and Registrant is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 54 as filed with the Commission on September 25, 2002 (Registration No. 2-75677).

(4)
Amendment and Supplement dated December 15, 2006 to Custody Agreement dated as of October 1, 1999 between Bank of New York and Registrant is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(5)
Amendment No. 3 dated May 21, 2008 to the Custody Agreement dated as of October 1, 1999 between Bank of New York Mellon Corporation and Registrant is incorporated herein by reference to Exhibit (g)(5) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(6)
Amendment No. 4 dated December 19, 2013 to the Custody Agreement dated as of October 1, 1999 between Bank of New York Mellon Corporation and Registrant is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 83 as filed with the Commission on April 30, 2014 (Registration No. 2-75677).

(7)
Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York and Registrant is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 54 as filed with the Commission on September 25, 2002 (Registration No. 2-75677).

(8)
Amendment No. 1 dated May 21, 2008 to the Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York Mellon Corporation and Registrant is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(9)
Amendment dated December 19, 2013 to the Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York Mellon Corporation and Registrant, relating to Registrant’s Blue Chip Dividend Fund) is incorporated herein by reference to Exhibit (g)(9) to Post-Effective Amendment No. 83 as filed with the Commission on April 30, 2014 (Registration No. 2-75677).

(10)
Amendment No. 5 dated April 29, 2016 to the Custody Agreement dated as of October 1, 1999 between Bank of New York Mellon Corporation and Registrant, relating to Appendix B –List of Series, is incorporated herein by reference to Exhibit (g)(10) to Post-Effective Amendment No. 89 as filed with the Commission on April 29, 2016 (Registration No. 2-75677).

(11)
Amendment No. 6 dated [    ] to the Custody Agreement dated as of October 1, 1999 between Bank of New York Mellon Corporation and Registrant relating to Registrant’s Municipal Opportunities Fund and Registrant’s Smid-Cap Value Divided Fund, to be filed by subsequent amendment.

(12)
Amendment dated [    ] to the Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York Mellon Corporation and Registrant, relating Registrant’s Municipal Opportunities Fund and Registrant’s Smid-Cap Value Divided Fund, to be filed by subsequent amendment.

(h)	(1)	(i)
Administration Agreement dated May 1, 2012 between Registrant and Denver Investment Advisors LLC relating to Registrant’s Growth Fund, MIDCO Growth Fund, Select Fund, Blue Chip Fund, Mid-Cap Value Fund, Small-Cap Opportunity Fund, Small-Cap Value Fund, Micro-Cap Opportunity Fund, International Small-Cap Fund, Flexible Income Fund, Plus Bond Fund, and Colorado Tax-Exempt Fund is incorporated herein by reference to Exhibit 13(h)(1)(i) to Post-Effective Amendment No. 77 as filed with the Commission on April 30, 2013 (Registration No. 2‑75677).

(ii)
Amendment No. 1 dated December 19, 2013 to the Administration Agreement dated May 1, 2012 between Registrant and Denver Investment Advisors LLC relating to Registrant’s Small-Cap Growth Fund is incorporated herein by reference to Exhibit (h)(1)(ii) to Post-Effective Amendment No. 80 as filed with the Commission on December 19, 2013 (Registration No. 2-75677).

(iii)
Amendment No. 2 dated April 29, 2016 to the Administration Agreement dated May 1, 2012 between Registrant and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit (h)(1)(iii) to Post-Effective Amendment No. 89 as filed with the Commission on April 29, 2016 (Registration No. 2-75677).

(iv)
Amendment No. 3 dated [    ] to the Administration Agreement dated May 1, 2012 between Registrant and Denver Investment Advisors LLC relating to Registrant’s Municipal Opportunities Fund and Registrant’s Smid-Cap Value Divided Fund, to be filed by subsequent amendment.

(2)	(i)
Transfer Agency and Service Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit 13(b)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(ii)
Letter Agreement dated October 1, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit 13(b)(ii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(iii)
Addendum dated September 1, 2006 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(iii) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(iv)
Amendment No. 1 dated September 1, 2006 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(iv) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(v)
Amendment No. 2 dated May 21, 2008 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(v) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(vi)
Amendment No. 3 dated December 1, 2009 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit h(2)(vi) to Post-Effective Amendment No 71 as filed with the Commission on April 30, 2010 (Registration No. 2-75677).

(vii)
Letter Amendment dated October 13, 2003 to the Transfer Agency and Service Agreement between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(vi) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(viii)
Letter Amendment dated December 10, 2004 to the Transfer Agency and Service Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(vii) to the April 2, 2008 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(ix)
Amendment No. 4 dated December 19, 2013 to the Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant relating to Registrant’s Small-Cap Growth Fund is incorporated herein by reference to Exhibit (h)(2)(ix) to Post-Effective Amendment No. 80 as filed with the Commission on December 19, 2013 (Registration No. 2-75677).

(x)
Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit 13(b)(iii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(xi)
Indemnification Agreement dated as of October 13, 2003 between Registrant and Denver Investment Advisors LLC regarding Transfer Agent Interactive Client Services Agreement is incorporated herein by reference to Exhibit 13(b)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(xii)
Amended Fee Schedule to Transfer Agency Service Agreement dated as of February 18, 2004 effective as of October 13, 2004 is incorporated herein by reference to Exhibit 13(b)(v) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(xiii)
Delegation Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit 13(b)(vi) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(xiv)
First Amendment dated October 1, 2004 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(vii) to Post-Effective Amendment No. 58 as filed with the Commission on July 22, 2005 (Registration No. 2-75677).

(xv)
Amendment No. 2 dated December 13, 2004 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(viii) to Post-Effective Amendment No. 58 as filed with the Commission on July 22, 2005 (Registration No. 2‑75677).

(xvi)
Amendment No. 3 dated September 1, 2006 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(x) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(xvii)
Amendment No. 4 dated May 21, 2008 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(xv) to Post-Effective Amendment No. 67 as filed with the Commission on June 23, 2008 (Registration No. 2-75677).

(xviii)
Amendment No. 5 dated December 19, 2013 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant relating to Registrant’s Small-Cap Growth Fund is incorporated herein by reference to Exhibit (h)(2)(xviii) to Post-Effective Amendment No. 80 as filed with the Commission on December 19, 2013 (Registration No. 2-75677).

(xviv)
Amendment No. 5 dated December 19, 2013 to the Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant, relating to Schedule A, is incorporated herein by reference to Exhibit (h)(2)(xviv) to Post-Effective Amendment No. 89 as filed with the Commission on April 29, 2016 (Registration No. 2-75677).

(xvv)
Amendment No. 6 dated April 29, 2016 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant, relating to Schedule I, is incorporated herein by reference to Exhibit (h)(2)(xvv) to Post-Effective Amendment No. 89 as filed with the Commission on April 29, 2016 (Registration No. 2-75677).

(xxi)
Amendment No. 6 dated [    ] to the Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant relating to Registrant’s Municipal Opportunities Fund and Registrant’s Smid-Cap Value Dividend Fund, to be filed by subsequent amendment.

(xxii)
Amendment No. 7 dated [    ] to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant relating to Registrant’s Municipal Opportunities Fund and Registrant’s Smid-Cap Value Divided Fund, to be filed by subsequent amendment.

(3)	(i)
Administration, Bookkeeping and Pricing Services Agreement dated May 1, 2012 between ALPS Fund Services, Inc. and the Registrant relating to Registrant’s Growth Fund, MIDCO Growth Fund, Select Fund, Blue Chip Fund, Mid-Cap Value Fund, Small-Cap Opportunity Fund, Small-Cap Value Fund, Micro-Cap Opportunity Fund, International Small-Cap Fund, Flexible Income Fund, Plus Bond Fund, and Colorado Tax-Exempt Fund, is incorporated herein by reference to Exhibit (h)(3)(i) to Post-Effective Amendment No. 77 as filed with the Commission on April 20, 2013 (Registration No. 2‑75677).

(ii)
Amendment No. 1 dated December 19, 2013 to the Administration, Bookkeeping and Pricing Services Agreement dated May 1, 2012 between ALPS Fund Services, Inc. and the Registrant relating to Registrant’s Small-Cap Growth Fund is incorporated herein by reference to Exhibit (h)(3)(ii) to Post-Effective Amendment No. 80 as filed with the Commission on December 19, 2013 (Registration No. 2-75677).

(iii)
Amendment No. 2 dated May 1, 2014 to the Administration, Bookkeeping and Pricing Services Agreement dated May 1, 2012 between ALPS Fund Services, Inc. and the Registrant relating to Appendix C – Compensation is incorporated herein by reference to Exhibit (h)(3)(iii) to Post-Effective Amendment No. 83 as filed with the Commission on April 30, 2014 (Registration No. 2-75677).

(iv)
Amendment No. 3 dated May 1, 2015 to the Administration, Bookkeeping and Pricing Services Agreement dated May 1, 2012 between ALPS Fund Services, Inc. and the Registrant relating to Appendix C – Compensation is incorporated herein by reference to Exhibit (h)(3)(iv) to Post-Effective Amendment No. 86 as filed with the Commission on April 30, 2015 (Registration No. 2-75677).

(v)
Amendment No. 4 dated April 29, 2016 to the Administration, Bookkeeping and Pricing Services Agreement dated May 1, 2012 between ALPS Fund Services, Inc. and the Registrant, relating to Appendix C – Compensation, is incorporated herein by reference to Exhibit (h)(3)(v) to Post-Effective Amendment No. 89 as filed with the Commission on April 29, 2016 (Registration No. 2-75677).

(vi)
Amendment No. 5 dated [    ] to the Administration, Bookkeeping and Pricing Services Agreement dated May 1, 2012 between ALPS Fund Services, Inc. and the Registrant relating to Registrant’s Municipal Opportunities Fund and Registrant’s Smid-Cap Value Fund, to be filed by subsequent amendment.

(i)	(i)
Opinion of Davis Graham & Stubbs LLP, counsel to the Registrant, is incorporated herein by reference to Exhibit (h)(3)(v) to Post-Effective Amendment No. 89 as filed with the Commission on April 29, 2016 (Registration No. 2-75677).

(i)	(ii) Opinion of Davis Graham & Stubbs LLP, counsel to the Registrant, to be filed by subsequent amendment.
(j)	Not Applicable.
(k)	None.
(l)
Conversion Agreement dated September 30, 1998 between Registrant and Denver Investment Advisors LLC relating to Registrant’s Mid-Cap Opportunity Fund is incorporated herein by reference to Exhibit 13(a) to Post-Effective Amendment No. 48 as filed with the Commission on September 28, 1998 (Registration No. 2-75677).

(m)	None.
(n)	(1)
Rule 18f-3 Plan, authorized August 21, 2007, as amended April 29, 2016 is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 89 as filed with the Commission on April 29, 2016 (Registration No. 2-75677).

(n)	(2) Rule 18f-3 Plan, authorized August 21, 2007, as amended [ ] to be filed by subsequent amendment.
(p)	(1)
Amended Code of Ethics of Registrant dated as of February 22, 2006 is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2‑75677).

(2)
Amended Code of Ethics of Denver Investment Advisors LLC dated as of January 11, 2011 is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 72 as filed with the Commission on April 29, 2011 (Registration No. 2-75677).

(3)
Amended Code of Ethics of ALPS Holdings, Inc. and its subsidiaries and affiliates, including ALPS Distributors, Inc., amended as of June 25, 2012, is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 77 as filed with the Commission on April 30, 2013 (Registration No. 2‑75677).

(q)	Powers of Attorney are filed herein.

Item 29.	Persons Controlled By or Under Common Control with the Registrant.

Registrant is controlled by its Board of Trustees.  Certain of Registrant’s trustees serve on the board of directors/trustees of certain other registered investment companies.  (See “Management of the Funds – Trustees and Officers” in Part B hereof.)

Item 30.	Indemnification.

Amended and Restated Declaration of Trust.  Section 9.3 of the Registrant’s Amended and Restated Declaration of Trust dated November 19, 1987, as amended, incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45 (Registration No. 2-75677) and Exhibit (a)(4) to Post-Effective Amendment No. 71 (Registration No. 2-75677), provides as follows:

9.3  Indemnification of Trustees, Representatives and Employees. The Trust shall indemnify its Trustees, to the fullest extent permitted by law, against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee, except with respect to any matter as to which he shall have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided that any such indemnification shall be preceded by a reasonable and fair determination that an indemnification shall be made, where such reasonable and fair means of determination would include: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the indemnitee was not liable by reason of disabling conduct, or (b) the reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, by either (i) the vote of a majority of Trustees who are neither “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding, or (ii) by the written opinion of independent legal counsel; and further provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person.  The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust.  The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification; and further provided that, as a condition to the advance either: (x) the indemnitee shall provide a security for his or her undertaking; (y) the Trust shall be insured against losses arising by reason of any lawful advances; or (z) either (i) a majority of Trustees who are neither “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding or (ii) independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

For the purpose of this Section 9.3, representatives shall mean the officers of the Trust, as elected or appointed by the Trustees from time to time.

Section 9.6 of the Registrant’s Amended and Restated Declaration of Trust dated November 19, 1987, incorporated herein by reference as Exhibit (1)(a) to Post-Effective Amendment No. 45 (Registration No. 2-75677), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

9.6  Indemnification of Shareholders.  In case any shareholder or former shareholder shall be held to be personally liable solely by reason of his being or having been shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Amended and Restated Investment Advisory Agreement.  Indemnification of Registrant’s investment adviser for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the performance of this agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement as provided for in Section 9 of the Amended and Restated Investment Advisory Agreement dated November 1, 2000, incorporated herein by reference as Exhibit (d)(i) to Post-Effective Amendment No. 53 (Registration No. 2-75677).

Distribution Agreement.  Indemnification of Registrant’s trustees, officers and controlling persons against any and all claims, demands, liabilities and expenses arising from dissemination of untrue material fact or omission of such material fact by the Registrant’s Distributor and used in the Trust’s Registration Statement or in the corresponding statements and in the Trust’s prospectus is provided for in Section 1.10 of Exhibit A to the Distribution Agreement dated November 1, 2011 and is incorporated herein by reference to Exhibit (c)(7) to Post-Effective Amendment No. 74 as filed with the Commission on April 27, 2012 (Registration No. 2-75677).

Transfer Agency and Service Agreement.  Indemnification of Registrant’s Transfer Agent is provided for in Section 7 of the Transfer Agency and Service Agreement dated October 13, 2003 incorporated herein by reference as Exhibit 13(b)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169) for any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

(a) All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct;

(b) The Fund’s lack of good faith, negligence or willful misconduct;

(c) The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund in writing, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any broker-dealer, TPA or previous transfer agent; (ii) any instructions or requests of the Fund or any of its officers reasonably believed by the Transfer Agent to be authorized by the Fund’s Board of Trustees; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, and signed by the proper person or persons;

(d) The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

(e) The negotiation and processing of any checks including without limitation for deposit into the Fund’s demand deposit account maintained by the Transfer Agent, excluding checks not made payable to the order of the Fund, the Fund’s management company, custodian, transfer agent or distributor or the retirement account custodian or trustee for a plan account investing in Shares (such checks are commonly known as “third party checks”) which checks are tendered to the Bank for the purchase of Shares; or

(f) Upon the Fund’s request entering into any agreements required by the NSCC for the transmission of Fund or Shareholder data through the NSCC clearing systems.

Internet Transactions Indemnification Agreement.  Indemnification from Denver Investment Advisors LLC under Section 2 of the Indemnification Agreement dated as of October 13, 2003 incorporated herein by reference as Exhibit 13(b)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169), to defend and hold harmless each Indemnified Party from and against all damages arising out of or resulting from any Claims against such Indemnified Party related to or arising out of:

(a) The use of the transfer agent’s computer and software systems which provides an interface between the Internet and public data network service providers; and

(b) Communication of shareholder data and/or transaction requests by Denver Investment Advisors LLC, the Trust, the Trust’s shareholders or transfer agent at any time (including prior to and on and after the date of execution hereof and of any written agreement, if any, with DST Systems, Inc.).

“Indemnified Party” means (i) the Trust; (ii) each current, former and future officer, trustee, beneficial interest holder, employee, agent, attorney, predecessor, successor, representative or affiliate of the Trust, but not Denver Investment Advisors LLC or any of Denver Investment Advisors LLC’s current, former and future officers, trustees, beneficial interest holders, employees, agents, attorneys, predecessors, successors or representatives; (iii) any successor, assign, heir, estate or legal representative of any of the parties described in clauses (i) or (ii); and (iv) any series or portfolio of the Trust.

“Claims” means any and all actions, suits, claims, rights, causes of action, demands, damages, losses, liabilities, expenses, costs, attorneys’ fees or charges of whatever kind or nature, whether contingent or fixed, whether known or unknown, whether suspected or unsuspected, which any person (i) now has or claims to have, (ii) at any time had or claimed to have, or (iii) at any time hereafter may have or claim to have.

“Damages” means any and all costs, liabilities, obligations, losses, claims, expenses, damages or judgments of any kind, including reasonable attorneys’ fees and the fees of accountants and experts.

Other.  Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. Registrant will not pay an insurance premium for insurance coverage which indemnifies for any act for which Registrant itself cannot indemnify.  Generally, trustees and officers of the Registrant are indemnified under contracts entered into with unaffiliated third parties in the ordinary course of business against losses, claims, damages, liabilities and expenses arising out of negligence or willful misconduct, violation of applicable law, breach of material provisions of such contracts or of representations, warranties or covenants made in such contracts.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser.

To Registrant’s knowledge, none of the directors or senior executive officers of Denver Investment Advisors LLC, except those set forth below, is, or has been at any time during Registrant’s past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.  Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Denver Investment Advisors LLC who are or have been engaged in any other business, profession, vocation or employment of a substantial nature during the past two years.

DENVER INVESTMENT ADVISORS LLC

Name	Position With Denver Investment Advisors LLC	Other Business Connections	Type of Business
Jasper Frontz	Partner, Chief Operating Officer and Chief Compliance Officer	Chief Compliance Officer and Treasurer of Blue Chip Value Fund, Inc.*	Investment Company

*	The Blue Chip Value Fund, Inc. was reorganized into the Westcore Blue Chip Fund on March 28, 2011. The Westcore Blue Chip Fund was renamed the Westcore Blue Chip Dividend Fund effective April 30, 2013. The address of the Blue Chip Value Fund, Inc. was 1225 17th Street, 26th Floor, Denver, Colorado 80202.

Item 32.	Principal Underwriters.

(a)  ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1290 Funds, 13D Activist Fund, ALPS Series Trust, Arbitrage Funds, AQR Funds, Babson Capital Funds Trust, BBH Trust, Brandes Investment Trust, Broadview Funds Trust, Brown Capital Management Funds, Caldwell & Orkin Funds, Inc., Centaur Mutual Funds Trust, Centre Funds, Century Capital Management Trust, Columbia ETF Trust, Cortina Funds, Inc., CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds, DBX ETF TRUST, ETFS Trust, EGA Emerging Global Shares Trust, Elevation ETF Trust, Elkhorn ETF Trust, FactorShares Trust, Financial Investors Trust, Firsthand Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Real Estate Fund, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, IVY Next Shares, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust,  Laudus Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, Mairs & Power Funds Trust, Oak Associates Funds, Owlshares ETF Trust , Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, SCS Hedged Opportunities Master Fund, SCS Hedged Opportunities Fund, SCS Hedged Opportunities (TE) Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Total Return US Treasury Fund, USCF ETF Trust, Wakefield Alternative Series Trust, Wasatch Funds, WesMark Funds, and Wilmington Funds.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	NONE
Jeremy O. May	President, Director	NONE
Thomas A. Carter	Executive Vice President, Director	NONE
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	NONE
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	NONE
Aisha J. Hunt	Senior Vice President, General Counsel and Assistant Secretary	NONE
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	NONE
Randall D. Young**	Secretary	NONE
Gregg Wm. Givens**	Vice President, Treasurer and Assistant Secretary	NONE
Douglas W. Fleming**	Assistant Treasurer	NONE
Steven Price	Senior Vice President, Chief Compliance Officer	NONE
Liza Orr	Vice President, Senior Counsel	NONE
Jed Stahl	Vice President, Senior Counsel	NONE
Taylor Ames	Vice President	NONE
Troy A. Duran	Senior Vice President, Chief Financial Officer	NONE
James Stegall	Vice President	NONE
Gary Ross	Senior Vice President	NONE
Kevin Ireland	Senior Vice President	NONE
Mark Kiniry	Senior Vice President	NONE
Tison Cory	Vice President, Intermediary Operations	NONE
Hilary Quinn	Vice President	NONE
Jennifer Craig	Assistant Vice President	NONE

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Young, Givens and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c) None.

(d) None.

Item 33.	Location of Accounts and Records.

(a) Denver Investment Advisors LLC, 370 17th Street, Suite 5000, Denver, Colorado 80202 (records relating to its function as investment adviser for the Registrant).

(b) ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its functions as administrator, transfer agent and bookkeeping and pricing agent for each of Registrant’s investment portfolios).

(c) ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its function as distributor for each of the Registrant’s investment portfolios).

(d) The Bank of New York Mellon Corporation, One Wall Street, New York, New York 10286 (records relating to its functions as custodian for each of the Registrant’s investment portfolios).

Item 34.	Management Services.

None.

Item 35.	Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 30th day of September, 2016.

WESTCORE TRUST
Registrant

By:	/s/ Janice M. Teague
/s/ Janice M. Teague
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to Registrant’s Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

	Signature	Title	Date

	*	Chairman of the Board of Trustees	September 30, 2016
Mary K. Anstine

	*	Trustee	September 30, 2016
Rick A. Pederson

	*	Trustee	September 30, 2016
John A. DeTore

	*	Trustee	September 30, 2016
Douglas M. Sparks

	*	Trustee	September 30, 2016
James A. Smith

	/s/ Janice M. Teague*	Trustee	September 30, 2016
Janice M. Teague

	/s/ Jasper R. Frontz	Treasurer (Principal	September 30, 2016
	Jasper R. Frontz	Financial Officer and
Chief Accounting Officer)
Chief Compliance Officer

*By:	/s/ Janice M. Teague	President	September 30, 2016
	Janice M. Teague	(Principal Executive Officer)
In her capacity as an officer and as Attorney-in-fact, pursuant to powers of attorney filed as Exhibit (q) to Post-Effective Amendment No. 91 on September 30, 2016.

Exhibit Index

Item#	Description
(q)	Powers of Attorney